                   THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                               24 Federal Street
                                Boston, MA 02110


================================================================================
  INVESTMENT ADVISER                       CUSTODIAN AND TRANSFER AGENT

    Wright Investors' Service, Inc.           Investors Bank & Trust Company
    1000 Lafayette Boulevard                  89 South Street
    Bridgeport, Connecticut 06604             Boston, Massachusetts 02111

  ADMINISTRATOR                            AUDITORS

    Eaton Vance Management                    Deloitte & Touche LLP
    24 Federal Street                         125 Summer Street
    Boston, Massachusetts 02110               Boston, Massachusetts 02110

--------------------------------------------------------------------------------
                        T A B L E  O F  C O N T E N T S
--------------------------------------------------------------------------------

                                                                            PAGE
Shareholder and portfolio Expenses.........................................    2
Financial highlights.......................................................    3
The Trust..................................................................    7
Investment Objectives and Policies.........................................    8
 Wright Near Term Bond Portfolio (WNTBP)...................................    8
 Wright Total Return Bond Portfolio (WTRBP)................................    8
 Wright Selected Blue Chip Portfolio (WSBCP)...............................    8
 Wright International Blue Chip Portfolio (WIBCP)..........................    9
Other Investment Policies..................................................   11
Management of the Trust....................................................   13
  The Investment Adviser...................................................   14
  The Administrator........................................................   16
Net Asset Value............................................................   17
Dividends, Distributions and Taxes.........................................   18
Purchase and Redemption of Shares..........................................   19
Performance Information....................................................   19
Organization and Capitalization of the Trust...............................   20
Additional Information.....................................................   20
  Custodian and Transfer Agent.............................................   20
  Independent Auditors.....................................................   20
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.
--------------------------------------------------------------------------------

PROSPECTUS
----------

                   THE WRIGHT MANAGED BLUE CHIP SERIES TRUST
                     24 FEDERAL STREET,  BOSTON, MA  02110

  The Wright Managed Blue Chip Series Trust (the "Trust") is a diversified, open-end management investment company that is designed to be the funding vehicle for various insurance contracts to be offered by PFL Life Insurance Company and other participating insurance companies. Shares of the Trust will be offered exclusively to the separate accounts of such insurance companies. Four managed investment portfolios of the Trust (the "Portfolios") and their investment objectives are described below. INVESTMENTS IN THE PORTFOLIOS ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE PORTFOLIOS ARE NOT OBLIGATIONS OR DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION. SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

  WRIGHT NEAR TERM BOND PORTFOLIO (WNTBP) seeks high total return, to the extent consistent with reasonable safety, by investing primarily in debt securities directly issued or guaranteed by the U.S. Government. The Portfolio expects to maintain an average weighted portfolio maturity of five years or less.

  WRIGHT TOTAL RETURN BOND PORTFOLIO (WTRBP) seeks high total return, consisting of current income and capital appreciation, by investing primarily in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities and in high-grade corporate debt securities of any maturity.

  WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP) seeks long-term capital appreciation and, as a secondary objective, reasonable current income by investing primarily in equity securities of well-established U.S. companies that meet the investment adviser's quality standards.

  WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP) seeks long-term capital appreciation by investing primarily in equity securities of well-established, non-U.S. companies that meet the investment adviser's quality standards.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus sets forth the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission and is available upon request without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (Telephone: 800-888-9471). The Statement of Additional Information is incorporated by reference into this Prospectus.

                  The date of this Prospectus is May 1, 1997.

SHAREHOLDER AND PORTFOLIO EXPENSES

The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in each Portfolio of the Trust. The percentages shown below representing total operating expenses are based on actual expenses for the fiscal year ended December 31, 1996.

                                                       Wright            Wright               Wright               Wright
                                                     Near Term          Selected           Total Return        International
                                                  Bond Portfolio   Blue Chip Portfolio    Bond Portfolio    Blue Chip Portfolio
                                                      (WNTBP)            (WSBCP)              (WTRBP)             (WIBCP)
-------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses                        None              None                  None               None

Annualized Fund Operating Expenses
(as a percentage of average daily net assets)
  Investment Adviser Fee (after fee
    reduction)(1)                                       0.00%             0.00%                 0.00%              0.00%
  Other Expenses (after expense reduction,
   including administration fee of .05%)(2)             1.48%             1.27%                 1.26%              2.31%
                                                        -----             -----                 -----              -----
Total Operating Expenses (after reductions)(3)          1.48%             1.27%                 1.26%              2.31%
-------------------------------------------------------------------------------------------------------------------------------

(1) After reduction by Investment Adviser. If no reductions were made, investment advisory fees would have been as follows: WNTBP - 0.45%; WSBCP - 0.65%; WTRBP - 0.45%; WIBCP - 0.80% of each Portfolio's average daily net assets.

(2) After reduction by Administrator. If no reductions were made, administration fees would have been 0.05% of each Portfolio's average daily net assets. The Investment Adviser was allocated a portion of the expenses of each Portfolio. If such allocations were not made, Other Expenses net of administration fees would have been amounted to the following percentage of average daily net assets: WNTBP - 8.85%; WSBCP - 1.27%; WTRBP - 4.89%; and WIBCP - 3.52%.

(3) If no fee reductions or expense allocations were made, the Total Operating Expenses would have been the following percentage of average daily net assets; WNTBP - 9.35%; WSBCP - 1.97%; WTRBP - 5.30%; and WIBCP - 4.37%. These fee reductions will continue in effect to the extent necessary to keep the total operating expenses (without regard to custodian fee credits) of WNTB, WSBCP, WTRBP and WIBCP from exceeding 0.90%, 1.15%, 0.90% and 1.85%, respectively. In addition, during the year ended December 31, 1996, custodian fees were reduced by credits resulting from cash balances maintained with Investors Bank & Trust Company. If these credits were reflected in the above table, the Total Operating Expenses shown above would have been: WNTBP - 0.89%; WSBCP - 1.06%; WTRBP -0.90%; and WIBCP - 1.85%.

EXAMPLE OF PORTFOLIO EXPENSES

The following is an illustration of the total transaction and operating expenses that an investor in each Portfolio would bear over different periods of time, assuming an investment of $1,000, a 5% annual return on the investment and redemption at the end of each period.

                              Wright           Wright              Wright             Wright
                            Near Term         Selected          Total Return       International
                         Bond Portfolio  Blue Chip Portfolio   Bond Portfolio   Blue Chip Portfolio
---------------------------------------------------------------------------------------------------
     1 Year                   $ 15              $ 13                 $ 13               $ 23
     3 Years                  $ 47              $ 40                 $ 40               $ 72
     5 Years                  $ 81              $ 70                 $ 69               $124
    10 Years                  $177              $153                 $152               $265
---------------------------------------------------------------------------------------------------

     The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary.

FINANCIAL HIGHLIGHTS

The following information should be read in conjunction with the audited financial statements included in the Statement of Additional Information, all of which has been so included in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing, which report is contained in the Portfolio's Statement of Additional Information. Further information regarding the performance of a Portfolio is contained in its annual report to shareholders which may be obtained without charge by contacting Wright Investors' Service Distributors, Inc. at (800) 888-9471.


WRIGHT SELECTED                                                                      Year Ended December 31,
                                                           -------------------------------------------------------------------
BLUE CHIP PORTFOLIO                                                  1996             1995            1994          1993(2)(7)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................           $  9.830         $  8.840        $  9.930          $ 10.000
                                                                  ---------        ---------       ---------         ---------
Income from Investment Operations:
  Net investment income(1).............................           $  0.447         $  0.469        $  0.398          $  0.019
  Net realized and unrealized gain (loss)
   on investments......................................             (0.360)           0.990          (1.090)           (0.070)
                                                                  ---------        ---------       ---------         ---------
    Total income (loss) from investment operations.....           $  0.087         $  1.459        $ (0.692)         $ (0.051)
                                                                  ---------        ---------       ---------         ---------
Less Distributions to Shareholders:
 From net investment income............................           $ (0.447)        $ (0.469)       $ (0.398)         $ (0.019)
                                                                  ---------        ---------       ---------         ---------
Net asset value, end of year...........................           $  9.470         $  9.830        $  8.840          $  9.930
                                                                  =========        =========       =========         =========
Total Return(3)........................................              1.0%            16.9%           (7.1%)            (0.5%)
Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)................           $    789         $    538        $    520          $    167
  Ratio of net expenses to average daily net assets(1).              1.26%(5)         1.26%(5)        0.90%             0.70%(4)
  Ratio of net investment income to average daily
    net assets.........................................              4.77%            5.09%           4.49%             2.50%(4)
  Portfolio Turnover Rate..............................                51%             186%(6)          23%                0%

(1)  During the three years ended December 31, 1996, the Investment Adviser and the Administrator reduced their fees, and the Investment Adviser was allocated a portion of the Portfolio's operating expenses. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share.................           $  0.060         $ (0.187)       $ (0.143)
                                                                  =========        =========       =========
Ratios (As a percentage of average daily  net assets):
 Expenses..............................................              5.39%            8.38%           7.00%
                                                                  =========        =========       =========
 Net investment income (loss)..........................              0.64%           (2.03%)         (1.61%)
                                                                  =========        =========       =========

(2) Calculations based on average shares outstanding methodology.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4) Annualized.
(5) During the years ended December 31, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets in each period would have been reduced to 0.90%.
(6) The Portfolio Turnover Rate increased from the prior year due to the need to increase portfolio diversification (unaudited).
(7) For the period from December 7, 1993 (start of business) to December 31,
    1993.

WRIGHT SELECTED                                                              Year Ended December 31,
                                                           -----------------------------------------------------
BLUE CHIP PORTFOLIO                                                  1996             1995            1994(6)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.................              $  9.880         $  9.330           $ 10.000
                                                                 ---------        ---------          ---------
Income from Investment Operations:
 Net investment income(1)..........................              $  0.440         $  0.448           $  0.324
 Net realized and unrealized gain ( loss)
   on investments..................................                (0.180)           0.550             (0.670)
                                                                 ---------        ---------          ---------
  Total income (loss) from investment
    operations.....................................              $  0.260         $  0.998           $ (0.346)
                                                                 ---------        ---------          ---------
Less Distributions to Shareholders:
 From net investment income........................              $ (0.440)        $ (0.448)          $ (0.324)
                                                                 ---------        ---------          ---------
Net asset value, end of year.......................              $  9.770         $  9.880           $  9.330
                                                                 =========        =========          =========

Total Return(3)....................................                 2.72%           10.9%              (3.2%)

Ratios Supplemental Data:
 Net assets, end of year (000 omitted).............              $    652         $    327           $    451
 Ratio of net expenses to average daily net
   assets..........................................                 1.48%(4)         1.39%(4)           0.90%(2)
 Ratio of net investment income to average daily
   net assets......................................                 4.49%            4.61%              3.43%(2)
 Portfolio Turnover Rate...........................                   61%              94%                52%

(1)  During each of the periods presented, the Investment Adviser and Administrator reduced their fees, and the
     Investment Adviser was allocated a portion of.the Portfolio's operating expenses. Had such actions not been undertaken, the net investment loss per share.and the ratios would have been as follows:

Net investment loss  per share.....................              $ (0.331)        $ (0.438)          $ (0.095)
                                                                 =========        =========          =========

Ratios (As a percentage of average daily net assets):
  Expenses.........................................                 9.35%           10.51%              5.34%(2)
                                                                 =========        =========          =========

  Net investment loss..............................                (3.38%)          (4.51%)            (1.01%)(2)
                                                                 =========        =========          =========

(2) Annualized.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4) During the years ended December 31, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets would have been reduced to 0.89% and 0.90%, respectively.
(5) For the period from January 6, 1994 (start of business) to December 31,
    1994.


WRIGHT SELECTED                                                              Year Ended December 31,
                                                           -----------------------------------------------------
BLUE CHIP PORTFOLIO                                                  1996             1995            1994(6)
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.................             $  11.410        $   9.320          $  10.000
                                                                ----------       ----------         ----------
Income from Investment Operations:
 Net investment income(1)..........................             $   0.170        $   0.100          $   0.092
 Net realized and unrealized gain (loss)
  on investments...................................                 2.430            2.345             (0.712)
                                                                ----------       ----------         ----------
  Total income (loss) from investment
   operations......................................             $   2.600        $   2.445          $  (0.620)
                                                                ----------       ----------         ----------
Less Distributions to Shareholders:
 From net investment income........................             $  (0.010)       $  (0.070)         $  (0.060)
 From net realized gain on investment
   transactions....................................                    --           (0.285)                --
                                                                ----------       ----------         ----------
   Total distributions.............................             $  (0.010)       $  (0.355)         $  (0.060)
                                                                ----------       ----------         ----------
Net asset value, end of year.......................             $  14.000        $  11.410          $   9.320
                                                                ==========       ==========         ==========

Total Return(3)....................................                 22.8%            26.3%              (6.2%)
Ratios/Supplemental Data:
 Net assets, end of year (000 omitted).............             $   2,668        $   2,239          $   1,452
 Ratio of net expenses to average daily net
   assets(1).......................................                 1.27%(4)         1.60%(4)           1.15%(2)
 Ratio of net investment income to average
   daily net assets(1).............................                 1.14%            0.96%              1.16%(2)
 Portfolio Turnover Rate...........................                   68%              64%                74%
 Average commission rate paid(5)...................             $  0.0784              --                 --

(1)  During each of the periods presented, the Investment Adviser and the Administrator reduced their fees, and the Investment Adviser was allocated a portion of the Portfolio's operating expenses. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per share.............             $   0.066        $  (0.017)         $  (0.078)
                                                                ==========       ==========         ==========
 Ratios (As a percentage of average daily net assets):
  Expenses.........................................                 1.97%            2.72%              3.30%(2)
                                                                ==========       ==========         ==========
  Net investment income (loss)                                      0.44%           (0.16%)            (0.99%)(2)
                                                                ==========       ==========         ==========

(2) Annualized.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4) During the years ended December 31, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets would have been reduced to 1.06% and 1.15%, respectively.
(5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for security trades on which commissions are charged.
(6) For the period from January 6, 1994 (start of business) to December 31,
    1994.

WRIGHT INTERNATIONAL                                                  Year Ended December 31,
                                                          -----------------------------------------
BLUE CHIP PORTFOLIO                                                 1996         1995      1994(7)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year..............................   $10.060      $ 9.140    $10.000
                                                                   --------     --------   --------
Income from Investment Operations:
  Net investment income (loss)(1)...............................   $(0.043)     $ 0.003    $ 0.031
  Net realized and unrealized gain (loss)
     on investments.............................................     1.793        0.967     (0.886)
                                                                   --------     --------   --------
    Total income (loss) from investment operations..............   $ 1.750      $ 0.970    $(0.855)
                                                                   --------     --------   --------
Less Distributions to shareholders:
  From net investment income....................................       --       $(0.005)   $(0.005)
  In excess of net investment income(5).........................       --        (0.013)      --
  Tax distribution from paid-in capital.........................       --        (0.032)      --
                                                                   --------     --------   --------
    Total distributions declared to shareholders................    $  --       $(0.050)   $(0.005)
                                                                   --------     --------   --------
Net asset value, end of year....................................   $11.810      $10.060    $ 9.140
                                                                   ========     ========   ========
Total Return(3).................................................     17.4%       10.6%      (8.1%)

Ratios/Supplemental Data:
  Net assets, end of year (000 omitted).........................   $ 1,457      $ 1,365    $ 1,229
  Ratio of net expenses to average daily
    net assets(1)...............................................     2.31%(4)     2.28%(4)   1.80%(2)
  Ratio of net investment income (loss) to average daily
    net assets(1)...............................................    (0.42%)       0.06%      0.19%(2)
  Portfolio Turnover Rate.......................................       44%          31%         0%
  Average commission rate paid(6)...............................   $ 0.0773         --         --

(1) During each of the periods presented, the Investment Adviser and Administrator reduced their fees, and the Investment Adviser was allocated a portion of the Portfolio's operating expenses. Had such actions not been undertaken, the net investment loss per share and the ratios would have been as follows:

 Net investment loss  per share.................................   $(0.253)     $(0.920)   $(0.434)
                                                                   ========     ========   ========
 Ratios (As a percentage of average daily  net assets):
  Expenses......................................................     4.37%        4.18%      4.65%(2)
                                                                   ========     ========   ========
  Net investment loss...........................................    (2.47%)      (1.85%)    (2.66%)(2)
                                                                   ========     ========   ========

(2)  Annualized.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4) During the years ended December 31, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets would have been reduced to 1.85% and 1.96%, respectively.
(5)  The Portfolio has followed the Statement of Position (SOP) 93-2:
     Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(6) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for security trades on which commissions are charged.
(7)  For the period from January 6, 1994 (start of business) to December 31,
     1994.

                                   THE TRUST


  The Wright Managed Blue Chip Series Trust (the "Trust") is an open-end management investment company. The Trust consists of six separate portfolios (each a "Portfolio"), four of which are covered by this Prospectus, each of which represents a separate pool of assets and has different investment objectives and policies. Each Portfolio is a diversified Portfolio. Additional portfolios may be established in the future.

  The Trust is designed to be the funding vehicle for variable insurance contracts (the "Contracts") to be offered by PFL Life Insurance Company ("PFL") and other participating insurance companies. Shares of each Portfolio will be offered exclusively to the separate accounts (the "Accounts") of PFL and other participating insurance companies. References to PFL also include such other participating insurance companies. The terms and conditions of the Contracts and any limitations upon the Portfolios in which the Accounts may invest are set forth in a separate prospectus. The Trust reserves the right to limit in the future the types of Accounts that may invest in any Portfolio.

  PFL is the record holder and the owner of each share of beneficial interest in each Portfolio of the Trust. Within the limitations set forth in the appropriate Contract, Contractholders may direct through PFL the allocation of amounts available for investment under their Contracts among the Trust's Portfolios. Instructions for any such allocation, or the purchase or redemption of the shares of any Portfolio, must be made by PFL as the record holder of the Trust's shares. The rights of PFL as the record holder and the owner of shares of a Portfolio are different from the rights of a Contractholder. The term "shareholder" in this Prospectus refers to PFL and not to the Contractholder.

  Wright Investors' Service, Inc. ("Wright") acts as investment adviser to each Portfolio. Eaton Vance Management ("Eaton Vance") acts as administrator to the Trust.

  None of the Portfolios alone constitutes a complete investment program.

                            ______________________

  The Prospectuses of the Portfolios are combined in this Prospectus. Each Portfolio offers only its own shares, yet it is possible that a Portfolio might become liable for a misstatement in the Prospectus of another Portfolio. The Trustees have considered this in approving the use of a combined Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES


  The investment objectives and policies of each Portfolio are described below. Such investment objectives and the policies are not fundamental policies and may be changed by the Trustees without the approval of shareholders. If any changes were made, a Portfolio might have investment objectives different from the objectives which a Contractholder considered appropriate at the time of selecting the Portfolio as the underlying investment for the Contract. There can be no assurance that any of the Portfolios will be able to achieve its investment objectives.


WRIGHT NEAR TERM BOND PORTFOLIO

  The investment objective of Wright Near Term Bond Portfolio ("WNTBP") is high total return, to the extent consistent with reasonable safety. WNTBP seeks to achieve this objective by investing at least 80% of its net assets, under normal market conditions, in securities issued by the U.S. Government or issued by its agencies and instrumentalities and guaranteed by the U.S. Government and in repurchase agreements with respect to such securities. It is expected that WNTBP's portfolio will have an average weighted maturity of five years or less. WNTBP is designed to appeal to an investor seeking a level of income that is higher and less variable than that available from short-term U.S. Government obligations and limited fluctuation of capital compared to investments in long-term U.S. Government obligations.


WRIGHT TOTAL RETURN BOND PORTFOLIO

  The investment objective of Wright Total Return Bond Portfolio ("WTRBP") is high total return, consisting of current income and capital appreciation. WTRBP seeks to achieve this objective by investing at least 80% of its net assets, under normal market conditions, in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities and in high-grade corporate debt securities. The average weighted maturity of WTRBP's portfolio may vary depending upon the investment adviser's judgment as to the then current phase of the interest rate cycle. WTRBP invests in obligations of the U.S. Government, its agencies and instrumentalities, certificates of deposit of federally insured banks and corporate obligations rated, at the time of purchase, "A" or better by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or if not rated, determined to be of comparable quality by the investment adviser. Such investments also meet Wright Quality Rating Standards.


WRIGHT SELECTED BLUE CHIP PORTFOLIO

  The investment objective of Wright Selected Blue Chip Portfolio ("WSBCP") is long-term capital appreciation and, as a secondary objective, reasonable current income. Under normal market conditions, WSBCP invests at least 80% of its net assets in selected equity securities, including common stocks, preferred stocks and convertible securities. Securities selected for WSBCP are drawn from an investment list prepared by the investment adviser and known as The Approved Wright Investment List (the "AWIL").

  APPROVED WRIGHT INVESTMENT LIST. The investment adviser maintains a proprietary database on approximately 3,000 U.S. companies. The investment adviser reviews such companies to identify those which, on the basis of at least five years of audited financial statements, meet the minimum standards of prudence (e.g. the value of each company's assets and shareholders' equity exceeds certain minimum standards and the company's operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements may be large or small, have their securities traded on exchanges or in the over-the-counter market, and include companies not currently paying dividends on their shares.

  These companies are then subjected to extensive analysis and evaluation in order to identify those which meet the investment adviser's 32 fundamental standards of investment quality. Only those companies which meet or exceed all of these standards are eligible for selection by the Wright Investment Committee for inclusion in the AWIL. See the Appendix to the Statement of Additional Information for a more detailed description of the investment adviser's standards for investment quality and the AWIL. All companies on the AWIL are, in the opinion of the investment adviser, soundly financed "True Blue Chips" with established records of earnings, profitability and equity growth and active, liquid markets for their publicly held equity securities. The AWIL normally includes approximately 350 companies.

  The equity securities in which WSBCP invests are limited to those companies on the AWIL whose current operations reflect characteristics which have been identified by the investment adviser as being likely to provide comparatively superior total investment return over the intermediate term. WSBCP purchases securities which meet WSBCP's investment criteria and increases the amount of current investments in companies the market values of which are below their target values. Portfolio securities are generally considered for sale if the value of such securities exceeds 2 1/2 times their normal weighting in the portfolio, or if such securities are no longer included in the AWIL or no longer meet WSBCP's investment criteria.


WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO

  The investment objective of Wright International Blue Chip Portfolio ("WIBCP") is long-term capital appreciation. Under normal market conditions, WIBCP invests at least 80% of its net assets in equity securities, including common stocks, preferred stocks and convertible securities. Securities selected for WIBCP are limited to those included on an investment list prepared by the investment adviser and known as the International Approved Wright Investment List (the "International AWIL").

  THE INTERNATIONAL APPROVED WRIGHT INVESTMENT LIST. The investment adviser maintains a proprietary database on approximately 11,000 non-U.S. companies from over 46 countries. The investment adviser reviews such companies to identify those which, on the basis of at least five years of audited financial statements, meet the minimum standards of prudence (e.g. the value of a company's assets and shareholders' equity exceeds certain minimum standards and the company's operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements may be large or small, have their securities traded on exchanges or in the over-the-counter market, and include companies not currently paying dividends.

     These companies are then subjected to extensive analysis and evaluation in order to identify those which meet the investment adviser's 32 fundamental standards of investment quality. Only those companies which meet or exceed all of these standards are eligible for selection for inclusion in the International AWIL. See the Appendix to the Statement of Additional Information for a more detailed description of the investment adviser's standards for investment quality and the International AWIL. All companies on the International AWIL are, in the opinion of the investment adviser, soundly financed "True Blue Chips" with established records of earnings, profitability and equity growth and active, liquid markets for their publicly held equity securities.

     WIBCP intends to maintain investments in a minimum of three foreign countries. WIBCP purchases securities which meet WIBCP's investment criteria and increases the amount of current investments in companies the market values of which are below their target values. Portfolio securities are generally considered for sale if they are no longer included in the International AWIL or no longer meet WIBCP's investment criteria. WIBCP may purchase equity securities traded on foreign securities exchanges, or it may purchase American Depositary Receipts (ADRs) traded in the United States. Shares of WIBCP are suitable for investors wishing to diversify their portfolios by investing in non-U.S. companies or for investors who simply wish to participate in non-U.S. investments. Although the net asset value of WIBCP's shares will be stated in U.S. dollars, fluctuations in foreign currency exchange rates may affect the value of an investment in WIBCP.

     WIBCP is intended to provide investors with the opportunity to invest in a portfolio of securities of non-U.S. companies located throughout the world. In making the allocation of assets among the various countries and geographic regions, the investment adviser ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors - all in relation to the prevailing prices of the securities in each country or region.

     FOREIGN INVESTMENT RISK. All or a substantial portion of WIBCP's assets will be invested in securities of foreign companies. Investing in securities of foreign companies may involve certain considerations in addition to those arising when investing in domestic securities. These considerations include the possibility of currency exchange rate fluctuations and revaluation of currencies, the existence of less publicly available information about issuers, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability, war or expropriation. Moreover, foreign stock and bond markets generally are not as developed and efficient as those in the United States and, therefore, the volume and liquidity in those markets may be less, and the volatility of prices may be greater, than in U.S. markets. Settlement of transactions on foreign markets may be delayed beyond what is customary in U.S. markets. These considerations generally are of greater concern in developing countries.

     Because investment in foreign issuers will usually involve currencies of foreign countries, and because WIBCP may be exposed to currency fluctuations independent of its securities exposure, the value of the assets of the WIBCP as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.


                           OTHER INVESTMENT POLICIES

  The Trust has adopted on behalf of each Portfolio certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may be changed only by the vote of a majority of the affected Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940. Among other restrictions, each Portfolio may not borrow money in excess of 1/3 of the current market value of such Portfolio's net assets (excluding the amount borrowed), and only for certain temporary or emergency purposes, invest more than 5% of such Portfolio's total assets taken at current market value in the securities of any one issuer, purchase more than 10% of the voting securities of any one issuer or invest 25% or more of the Portfolio's total assets in the securities of issuers in the same industry. There is, however, no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. No Portfolio may invest more than 15% of its net assets in illiquid investments.

  REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements in order to earn income on temporarily uninvested cash. A repurchase agreement is an agreement under which the seller of a security agrees to repurchase and the relevant Portfolio agrees to resell, such security at a specified time and price. A Portfolio may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet specified credit standards. In addition, such repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned under the repurchase agreement. In the event of a default or bankruptcy by a seller under a repurchase agreement, the Portfolio will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. WIBCP may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. WIBCP may enter into contracts to sell foreign currencies to protect against the decline in value of portfolio securities denominated or quoted in a foreign currency, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by WIBCP if the value of the hedged currency increased. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations.

  Each Portfolio's transactions in foreign currency exchange contracts may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

  LENDING PORTFOLIO SECURITIES. Each Portfolio may seek to increase its total return by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans are continuously secured by collateral in cash or liquid securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Portfolio may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders fees to third parties. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. If the investment adviser decides to make securities loans on behalf of a Portfolio, it is intended that the value of the securities loaned would not exceed 30% of such Portfolio's total assets.

  DEFENSIVE INVESTMENTS. During periods of unusual market conditions, when the investment adviser believes that investing for temporary defensive purposes is appropriate, all or a portion of the assets of any Portfolio may be held in cash or invested in short-term obligations, including but not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's, or, if not rated, is determined by the investment adviser pursuant to procedures established by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated, are determined by the investment adviser pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks the debt obligations of which satisfy the foregoing rating criteria. Each Portfolio may invest in instruments and obligations of banks that have other relationships with the Trust, Wright or Eaton Vance. No preference will be shown towards investing in banks which have such relationships.

  FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. A Portfolio entering into such a transaction is required to maintain in a segregated account with such Portfolio's custodian until the settlement date cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchase declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the investment adviser deems it appropriate to do so.

  MORTGAGE-RELATED SECURITIES. WTRBP may invest in mortgage-related securities, including collateralized mortgage obligations ("CMOs") and other derivative mortgage-related securities. These securities will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, supported by mortgage collateral that is insured, guaranteed or otherwise backed by the U.S. Government or its agencies or instrumentalities. The Portfolio does not invest in the residual classes of CMOs, stripped mortgage-related securities, leveraged floating rate instruments or indexed securities.

  Mortgage-related securities represent participation interests in pools of adjustable and fixed mortgage loans. Unlike conventional debt obligations, mortgage-related securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-related securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, the Portfolio may fail to recover the full amount of its investment in mortgage-related securities purchased at a premium, notwithstanding any direct or indirect governmental or agency guarantee. The Portfolio may realize a gain on mortgage-related securities purchased at a discount. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-related securities are less effective than conventional bonds in "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates.

  The Portfolio's investments in mortgage-related securities may include conventional mortgage passthrough securities and certain classes of multiple class CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which the Portfolio may invest include sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

  Different types of mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or "collars."


                            MANAGEMENT OF THE TRUST


  The Board of Trustees, in addition to reviewing the actions of the investment adviser and administrator, decides upon general matters of policy for each Portfolio. The investment adviser and administrator conduct and supervise the daily operations of the Portfolios.

THE INVESTMENT ADVISER

  The Trust has engaged The Winthrop Corporation ("Winthrop") to act as the Portfolio's investment adviser pursuant to an Investment Advisory Contract. Pursuant to a service agreement effective February 1, 1996 between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright, acting under the general supervision of the Trust's Trustees, furnishes each Portfolio with investment advice and management services. Winthrop supervises Wright's performance of this function and retains its contractual obligations under its Investment Advisory Contract with each Portfolio. The address of both Winthrop and Wright is 1000 Lafayette Boulevard, Bridgeport, Connecticut. The Trustees of the Trust are responsible for the general oversight of the conduct of the Portfolios' business.

  Wright is a leading independent international investment management and advisory firm, which together with its parent, Winthrop, has more than 30 years' experience. Its staff of over 150 people includes a highly respected team of 65 economists, investment experts and research analysts. Wright manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals. Wright, along with Disclosure International, Inc., operates one of the world's largest and most complete databases of financial information on 15,000 domestic and international corporations. The estate of John Winthrop Wright is the controlling shareholder of Winthrop. At the end of 1996, Wright managed approximately $4 billion of assets.

  An Investment Committee of senior officers, all of whom are experienced analysts, exercises disciplined direction and control over all investment selections, policies and procedures for each Portfolio of the Trust. The Committee, following highly disciplined buy-and-sell rules, makes all decisions for the selection, purchase and sale of all securities. The members of the Committee are as follows:

  PETER M. DONOVAN, CFA, President and Chief Executive Officer of Wright. Mr. Donovan received a BA Economics, Goddard College and joined Wright from Jones, Kreeger & Co., Washington, DC in 1966. Mr. Donovan is the president of The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust, Catholic Values Investment Trust and The Wright Blue Chip Master Portfolio Trust. He is also a director of Aetna Master Fund. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

  JUDITH R. CORCHARD, Chairman of the Investment Committee, Executive Vice President-Investment Management of Wright. Ms. Corchard attended the University of Connecticut and joined Wright in 1960. She is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

  JATIN J. MEHTA, CFA, Executive Counselor and Director of Education of Wright. Mr. Mehta received a BS Civil Engineering, University of Bombay, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Mehta was an executive of the Industrial Credit Investment Corporation of India, a World Bank agency in India for financial assistance to private industry. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

  HARIVADAN K. KAPADIA, CFA, Senior Vice President - Investment Analysis and Information of Wright. Mr. Kapadia received a BA (hon.) Economics and Statistics and MA Economics, University of Baroda, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Kapadia was Assistant Lecturer at the College of Engineering and Technology in Surat, India and Lecturer, B.J. at the College of Commerce & Economics, VVNagar, India. He has published the textbooks: "Elements of Statistics," "Statistics," "Descriptive Economics," and "Elements of Economics." He was appointed Adjunct Professor at the Graduate School of Business, Fairfield University in 1981. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

  MICHAEL F. FLAMENT, CFA, Senior Vice President - Investment and Economic Analysis of Wright. Mr. Flament received a BS Mathematics, Fairfield University; MA Mathematics, University of Massachusetts and an MBA Finance, University of Bridgeport and joined Wright in 1972. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

  JAMES P. FIELDS, CFA, Vice President and Investment Officer of Wright. Mr. Fields received a B.S. Accounting, Fairfield University and an MBA Finance from Pace University. He joined Wright in 1982 and is also a member of the New York Society of Security Analysts.

  AMIT S. KHANDWALA, Vice President - International Investments of Wright. Mr. Khandwala received a BS (Economics, Accounting, International Business and Computers) from University of Bombay, India, and an MBA (Investments, Corporate Finance, International Finance & International Marketing) from the University of Hartford. Mr. Khandwala has taught in the Executive MBA Program at the University of Hartford Business School and his research on ADRs has been published in The Journal of Portfolio Management. He was involved in establishing the Stamford Society of Securities Analysts and is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts. He joined Wright in 1986.

  CHARLES T. SIMKO, JR., Vice President - Investment Research of Wright. Mr. Simko received a BS in Mathematics from Fairfield University. He joined Wright in 1985.

  Under the Portfolio's Investment Advisory Contract, each Portfolio is required to pay Winthrop a monthly advisory fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the following table. Effective February 1, 1996, Winthrop will cause the Portfolios to pay to Wright the entire amount of the advisory fee payable by each Portfolio under the Investment Advisory Contract with Winthrop:

                                                                           ANNUAL % ADVISORY FEE RATES
                                                              -----------------------------------------------------
                                                                    Under       $500 Million       Over
PORTFOLIOS                                                       $500 Million   to $1 Billion   $1 Billion
-------------------------------------------------------------------------------------------------------------------
Wright Near Term Bond Portfolio (WNTBP)                               0.45%          0.40%        0.35%
Wright Total Return Bond Portfolio (WTRBP)                            0.45%          0.40%        0.35%
Wright Selected Blue Chip Portfolio (WSBCP)                           0.65%          0.60%        0.55%
Wright International Blue Chip Portfolio (WIBCP)                      0.80%          0.75%        0.70%
-------------------------------------------------------------------------------------------------------------------

  The following table sets forth the net assets of each Portfolio and the advisory fee rate paid for the fiscal year ended December 31, 1996.

                                                                 Net Assets             Fee Rate Paid
                                                                   as of              for the Fiscal Year
PORTFOLIOS                                                       12/31/96               Ended 12/31/96
---------------------------------------------------------------------------------------------------------------
Wright Near Term Bond Portfolio (WNTBP)                          $  652,453                0.00%(1)
Wright Total Return Bond Portfolio (WTRBP)                       $  789,492                0.00%(2)
Wright Selected Blue Chip Portfolio (WSBCP)                      $2,668,464                0.00%(3)
Wright International Blue Chip Portfolio (WIBCP)                 $1,457,072                0.00%(4)
---------------------------------------------------------------------------------------------------------------

(1) To enhance the net income of WNTBP, Wright made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $29,128 of expenses related to the operation of such Portfolio. Absent a fee reduction, WNTBP would have paid advisory fees equivalent to 0.45% of average daily net assets.
(2) To enhance the net income of WTRBP, Wright made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $23,698 of expenses related to the operation of such Portfolio. Absent a fee reduction, WTRBP would have paid advisory fees equivalent to 0.45% of average daily net assets.
(3) To enhance the net income of WSBCP, Wright made a reduction of its advisory fee in the full amount of such fee. Absent a fee reduction, WSCBP would have paid advisory fees equivalent to 0.65% of average daily net assets.
(4) To enhance the net income of WIBCP, Wright made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $15,486 of expenses related to the operation of such Portfolio. Absent a fee reduction, WIBCP would have paid advisory fees equivalent to 0.80% of average daily net assets.

  Pursuant to the Investment Advisory Contract, Wright also furnishes office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio. Each Portfolio is responsible for the payment of all expenses relating to its operations other than those expressly stated to be payable by Wright under its Investment Advisory Contract.

  Wright places the security transactions for each Portfolio, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute the portfolio security transactions on the most favorable terms and in the most effective manner possible. Subject to the foregoing, Wright may consider sales of shares of a Portfolio or of other investment companies for which it acts as investment adviser as a factor in the selection of broker-dealer firms to execute such transactions.

  Wright is also the investment adviser to certain other funds in The Wright Managed Equity Trust and The Wright Managed Income Trust; all the funds in The Wright EquiFund Equity Trust and Catholic Values Investment Trust; and the portfolios in The Wright Blue Chip Master Portfolio Trust.


THE ADMINISTRATOR

  The Trust engages Eaton Vance as its administrator under an Administration Agreement. Under the Administration Agreement, Eaton Vance is responsible for managing the legal and business affairs of each Portfolio, subject to the supervision of the Trustees. Eaton Vance's services include recordkeeping, preparation and filing of documents required to comply with federal and state secu-rities laws, supervising the activities of the custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings and other administrative services necessary to conduct each Portfolio's business. Eaton Vance will not provide any investment management or advisory services to the Portfolios. For its services under the Administration Agreement, Eaton Vance receives monthly administration fees from each Portfolio at the annual rates (as a percentage of average daily net assets of such Portfolio) as follows:

                     Annual % -- Administration Fee Rates

              Under        $100 Million to   $250 Million to       Over
          $100 Million      $250 Million      $500 Million    $500 Million
          ------------      ------------      ------------    ------------
               0.05%            0.04%             0.03%          0.02%

  For the fiscal year ended December 31, 1996, Eaton Vance made a reduction of its full administration fee for each Portfolio.

  Eaton Vance, its affiliates and its predecessor companies have been primarily engaged in managing assets of individuals and institutional clients since 1924 and managing, administering and marketing mutual funds since 1931. Total assets under management are over $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly-held holding company.


OTHER EXPENSES

  The Trust will be responsible for all of its expenses not assumed by Wright under its Investment Advisory Contract or by Eaton Vance under its Administration Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining each Portfolio's net asset value and keeping each Portfolio's books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; expenses of Trustees who are not employees of Wright or Winthrop; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its officers and Trustees with respect thereto.


                                NET ASSET VALUE

  The net asset value per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 P.M., New York time) on each day that the Exchange is open for trading. The determination of net asset value per share is made by subtracting from the value of the assets of a Portfolio the amount of its liabilities, and dividing the remainder by the number of outstanding shares of a Portfolio. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The assets of the Portfolios are valued on the basis of their market values or, in the absence of a market value with respect to any portfolio securities, at the value determined by or under the direction of the Trustees, including the employment of an independent pricing services.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each Portfolio is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" for federal income tax purposes under the Code and intends to continue to qualify as such. In order to so qualify, each Portfolio must meet certain requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to shareholders in accordance with applicable timing requirements.

  It is the intention of each Portfolio to distribute substantially all its net investment income. Dividends from investment income of WSBCP and WIBCP are expected to be declared annually. Dividends from investment income of WNTBP and WTRBP will be declared daily and paid monthly. However, the Trustees may decide to declare dividends at other intervals. Dividends will be distributed in the form of additional full and fractional shares of the Portfolio and not in cash, but shareholders may redeem such shares for cash, as described below.

  All net realized long- or short-term capital gains of each Portfolio after reduction by capital losses, including any available capital loss carryforwards, if any, will be declared and distributed at least annually either during or after the close of the Portfolio's taxable year and will be reinvested in additional full and fractional shares of the Portfolio. A Portfolio may be subject to foreign withholding or other foreign taxes, with respect to income (possibly including, in some cases, capital gains) derived from securities of foreign issuers. U.S. income tax treaties with certain countries may eliminate or reduce the rates of these taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek a refund of amounts withheld in excess of the treaty rate.

  For a discussion of the tax treatment of Contractholders with respect to their Contracts, including the tax treatment of investment earnings of and withdrawals from the segregated accounts underlying such Contracts, reference should be made to the prospectus for the Contracts accompanying this Prospectus.

                       PURCHASE AND REDEMPTION OF SHARES

  The shares of each Portfolio are not offered to the public but may be purchased only by PFL or another participating insurance company for its Accounts allocable to Contracts. Within the limitations set forth in the appropriate Contract, Contractholders may direct PFL to purchase or redeem shares of any Portfolio. Instructions for any such purchase or redemption of the shares of any Portfolio must be made by PFL and Contractholders should not direct instructions or inquiries to the Trust. The terms and conditions of the Contracts and any limitations upon the Portfolios in which the Accounts may invest are set forth in a separate prospectus.

  Subject to the foregoing, each Portfolio sells its shares to PFL or another participating insurance company without a sales charge at the net asset value per share of such Portfolio next determined after the purchase order is received. Each Portfolio reserves the right to reject any order for the purchase of its shares or to limit or suspend, without notice, the offering of its shares.

  Shares of the Portfolios may be redeemed on any day on which the Trust is open for business. Each Portfolio redeems its shares at the net asset value per share of such Portfolio next determined after the redemption request is received from PFL or another participating insurance company. Proceeds of any redemption are delivered to PFL or another participating insurance company within seven days after receipt of the redemption request. The right to redeem shares of a Portfolio and to receive payment therefor may be suspended at times (a) when the securities markets are closed, other than customary weekend and holiday closings, (b) when trading is restricted for any reason, (c) when an emergency exists as a result of which disposal by such Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Portfolio fairly to determine the value of its net assets, or (d) when the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment or redemption.

  Although the Portfolios normally intend to redeem shares in cash, each Portfolio reserves the right to redeem securities in kind if deemed advisable by the Trustees. The value of any portfolio securities distributed upon redemption will be determined in the manner as described under "Net Asset Value." However, a Portfolio will redeem shares in cash to the extent that the amount of a Portfolio's shares to be redeemed for the benefit of any Contractholder within a 90-day period does not exceed the lesser of $250,000 or 1% of the aggregate net asset value of the Portfolio at the beginning of such period. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur transaction costs upon the disposition of any such securities.


                            PERFORMANCE INFORMATION

  From time to time, the Trust may advertise the yield and/or total return of the Portfolios and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The yield of each Portfolio is computed by dividing its net investment income per share earned during a recent 30-day period by the maximum offering price (i.e., net asset value) per share on the last day of the period and annualizing the resulting figure. The total return of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming rein-vestment of all dividends and distributions and deduction of all recurring charges. The methods used to calculate total return and yield are described further in the Statement of Additional Information.

  The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures should not be considered representative of the performance of the Portfolio for any future period. If the expenses of a Portfolio are reduced by Wright or Eaton Vance, the Portfolio's performance would be higher.


                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established in April 1993 as a business trust under Massachusetts law. The Trust's shares of beneficial interest have no par value. Shares of the Trust may be issued in series or Portfolios. The Trust currently has six Portfolios. Each Portfolio's shares may be issued in an unlimited number by the Trustees. Each share of a Portfolio represents an equal proportionate beneficial interest in that Portfolio and, when issued and outstanding, the shares are fully paid and non-assessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of the net asset value of a Portfolio which they represent. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of a Portfolio, shareholders are entitled to share pro rata in the net assets of such Portfolio.

  As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event, the Trustees then in office will call a shareholders, meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's by-laws, the Trustees will continue to hold office and may appoint successor Trustees.

  The Trust's by-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The by-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

  The rights, if any, of Contractholders to vote the shares of a Portfolio are governed by the relevant Contract. For information on such voting rights, see the prospectus describing the Contracts.


                            ADDITIONAL INFORMATION

CUSTODIAN AND TRANSFER AGENT

  Investors Bank & Trust Company, located at 89 South Street, Boston, Massachusetts 02111, acts as the Trust's custodian and transfer agent.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, located at 125 Summer Street, Boston, Massachusetts 02110, serves as the Trust's independent auditors.

Prospectus                                                          May 1, 1997
-------------------------------------------------------------------------------

                        THE PFL WRIGHT VARIABLE ANNUITY
                                ISSUED THROUGH
                      PFL WRIGHT VARIABLE ANNUITY ACCOUNT
                         BY PFL LIFE INSURANCE COMPANY

  This Prospectus describes the PFL Wright flexible premium group and individ-ual variable annuity contracts offered by PFL Life Insurance Company ("PFL"). The Group Contract is designed primarily for use by bank trust and agency ac-counts (although it may be issued in other circumstances). A separate Certifi-cate under the Group Contract, or an individual policy will be issued to the bank trust or agency account (as nominee or agent or trustee) for each Partic-ipant on whose behalf an annuity is purchased. An individual annuity policy and a Certificate under a Group Contract may also be issued in certain other circumstances. The term "Certificate" refers both to an individual certificate issued under a Group Contract and to an individual annuity policy, and the term "Certificate Owner" refers to both the owner of an individual annuity policy and to the owner of a Certificate issued under a Group Contract, as the case may be.

  Premium payments may be allocated to one or more Subaccounts of the PFL Wright Variable Annuity Account (the "Variable Account") or to the Fixed Ac-count or both. The Variable Account has four different Subaccounts (the "Subaccounts"). Assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a mutual fund, the Wright Managed Blue Chip Series Trust (the "Trust"). The Trust currently has four Portfolios available for in-vestment: the Wright Near Term Bond Portfolio; the Wright Total Return Bond Portfolio; the Wright Selected Blue Chip Portfolio; and the Wright Interna-tional Blue Chip Portfolio. The Portfolios are described in a separate pro-spectus that accompanies this Prospectus.

  The value of a Certificate will vary in accordance with the investment per-formance of the Subaccounts of the Variable Account selected by the Certifi-cate Owner. THEREFORE, THE PARTICIPANT OR INDIVIDUAL POLICY OWNER BEARS THE ENTIRE INVESTMENT RISK FOR ALL AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNT. PFL guarantees that all amounts allocated to the Fixed Account will be returned with at least 3% interest per year, after any Excess Interest Adjustment on premature withdrawals or transfers out of the Fixed Account.

  THE CERTIFICATE IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE CERTIFICATE IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVEST-ED.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADE-QUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

  This Prospectus sets forth the information that a prospective investor should consider before investing in a Certificate. A Statement of Additional Information about the Certificate and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Com-mission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing PFL at the Administrative and Service Office or by calling 1-800-525-6205. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE WRIGHT MANAGED BLUE CHIP SERIES TRUST.

   Please Read this Prospectus Carefully and Retain it For Future Reference.

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                            Page
DEFINITIONS................................................................   3
SUMMARY....................................................................   6
CONDENSED FINANCIAL INFORMATION............................................  12
FINANCIAL STATEMENTS.......................................................  13
PFL LIFE INSURANCE COMPANY.................................................  13
THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT....................................  13
 The Variable Account......................................................  13
 The Portfolios............................................................  14
 Addition, Deletion, or Substitution of Investments........................  15
THE FIXED ACCOUNT..........................................................  16
 Guaranteed Periods........................................................  17
 Guaranteed Interest Rates.................................................  18
 Excess Interest Adjustment................................................  18
BANK TRUST OR AGENCY ARRANGEMENTS..........................................  19
THE CERTIFICATES...........................................................  20
 Issuance of a Certificate.................................................  20
 Certificate Owner.........................................................  21
 Premium Payments..........................................................  21
 Annuity Purchase Value....................................................  22
 Transfers.................................................................  22
 Dollar Cost Averaging.....................................................  23
 Telephone Transactions....................................................  24
DISTRIBUTIONS UNDER THE CERTIFICATES.......................................  24
 Withdrawals...............................................................  24
 Systematic Withdrawal Plan................................................  25
 Annuity Payments..........................................................  26
 Annuity Payment Options...................................................  27
 Death Benefit.............................................................  30
 Restrictions Under the Texas Optional Retirement Program..................  32
 Restrictions Under Section 403(b) Plans...................................  32
 Restrictions Under Other Qualified Certificates...........................  32
CHARGES AND DEDUCTIONS.....................................................  32
 Mortality and Expense Risk Charge.........................................  33
 Administrative Charge.....................................................  34
 Premium Taxes.............................................................  34
 Federal, State and Local Taxes............................................  34
 Transfer Charge...........................................................  34
 Other Expenses............................................................  35
HISTORICAL PERFORMANCE DATA................................................  35
 Standardized Performance Data.............................................  35
 Non-Standardized Performance Data.........................................  36
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  36
 Tax Status of the Certificate.............................................  37
 Taxation of Annuities.....................................................  38
DISTRIBUTOR OF THE CERTIFICATES............................................  43
VOTING RIGHTS..............................................................  43
LEGAL PROCEEDINGS..........................................................  44
APPENDIX A - Excess Interest Adjustment Calculations.......................  45
APPENDIX B - Statement of Additional Information - Table of Contents.......  47

--------------------------------------------------------------------------------

                                  DEFINITIONS

ACCUMULATION UNIT - An accounting unit of measure used in calculating the An-nuity Purchase Value in the Variable Account.

ADMINISTRATIVE AND SERVICE OFFICE - Financial Markets Division, Variable Annu-ity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

ANNUITANT - The person entitled to receive Annuity Payments after the Annuity Commencement Date and during whose life any Annuity Payments involving life contingencies will continue. The Participant or Policy Owner will normally be the Annuitant and must be a natural person.

ANNUITY COMMENCEMENT DATE - The date upon which Annuity Payments are to com-mence.

ANNUITY PAYMENT - One of a series of payments under an Annuity Payment Option.

ANNUITY PAYMENT OPTION OR PAYMENT OPTION - A method of receiving a stream of Annuity Payments.

ANNUITY PURCHASE VALUE - The sum of the value of all Accumulation Units cred-ited to a Certificate in the Variable Account and the value of the Fixed Ac-count credited to a Certificate, which will be equal to premiums paid, minus any partial withdrawals, including any applicable Excess Interest Adjustments on prior withdrawals or transfers, plus accumulated gains or losses in the Variable Account, accumulated interest in the Fixed Account, minus any appli-cable charges, premium taxes, and transfer fees, if any.

ANNUITY UNIT - An accounting unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity Payment.

BENEFICIARY - Before the Annuity Commencement Date, the person to whom the death proceeds will be paid if the Annuitant dies. After the Annuity Commence-ment Date, the person to whom the remaining portion of Annuity Payments, if any, will be made if the Annuitant dies.

BUSINESS DAY - A day when the New York Stock Exchange is open for business.

CASH VALUE - The Annuity Purchase Value less any applicable premium taxes and increased or decreased by any applicable Excess Interest Adjustment.

CERTIFICATE - (i) A separate certificate that is issued under a Group Contract or (ii) an individual annuity policy.

CERTIFICATE OWNER - In the case of Certificates issued under a Group Contract, generally the bank trust or agency account to which such Certificates are is-sued (that is, the bank or its trust department, as nominee, agent, or trust-ee), and, in the case of an individual annuity policy, the Policy Owner.

CODE - The Internal Revenue Code of 1986, as amended.

  DATE OF ISSUE - The date the Certificate is issued, as shown on the Certifi-cate Data Page.

  DUE PROOF OF DEATH - A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof sat-isfactory to PFL will constitute Due Proof of Death.

  EXPIRATION DATE - The expiration date of a Guaranteed Period.

  FIXED ACCOUNT - PFL's general account, consisting of all of PFL's assets other than those in the Variable Account or any other segregated asset account of PFL.

  FIXED ACCOUNT VALUE - The portion of the Annuity Purchase Value allocated to the Fixed Account.

  FIXED ANNUITY PAYMENTS - Payments made pursuant to an Annuity Payment Option which do not fluctuate in amount.

  GROUP CONTRACT - A group flexible premium variable annuity contract, gener-ally issued to a trust (e.g., the Group Contract owner) by PFL under which Certificates are issued to bank trust or agency accounts with respect to indi-vidual Participants in those trust or agency accounts.

  GUARANTEED PERIOD AMOUNT - Any portion of Annuity Purchase Value allocated to a specific Guaranteed Period with a specific expiration date (including in-terest earned thereon).

  GUARANTEED INTEREST RATE - The rate of interest credited by PFL on a com-pound annual basis during a Guaranteed Period.

  GUARANTEED PERIOD - The period of at least one year for which interest at the Guaranteed Interest Rate will be credited to any amounts allocated to the Fixed Account.

  NONQUALIFIED CERTIFICATE - A Certificate other than a Qualified Certificate.

  PFL - PFL Life Insurance Company, the issuer of the Group Contract and Cer-tificates.

  PARTICIPANT - The person on whose behalf a Certificate under a Group Con-tract is issued to a bank trust or agency account.

  POLICY OWNER - The Owner of an individual annuity policy.

  PORTFOLIOS - The portfolios of the Wright Managed Blue Chip Series Trust, a diversified, open-end management company in which the Variable Account in-vests.

  QUALIFIED CERTIFICATE - A Certificate that receives favorable tax treatment under Section 401(a), 403(a), 403(b), 408(a), 408(b) or 457. NOTE: THE USE OF
BANK TRUST OR AGENCY ARRANGEMENTS MAY NOT BE SUITABLE FOR CERTAIN TYPES OF QUALIFIED CERTIFICATES.

  SUBACCOUNT - A segregated account within the Variable Account which invests in a specified Portfolio of the Trust.

SUBACCOUNT VALUE - The sum of the value of all Accumulation Units allocated to a Subaccount for any particular Valuation Period.

TRUST - The Wright Managed Blue Chip Series Trust, the open-end diversified management investment company in which the Variable Account invests.

VALUATION PERIOD - The period of time from the close of the New York Stock Ex-change on one Business Day to the close of the Exchange on the next Business Day.

VARIABLE ACCOUNT OR ACCOUNT - The PFL Wright Variable Annuity Account, a sepa-rate account established and registered as a unit investment trust under the Investment Company Act of 1940 to which premium payments may be allocated and which invests in the Trust.

VARIABLE ANNUITY PAYMENTS - Payments made pursuant to an Annuity Payment Op-tion which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified Subaccounts within the Variable Ac-count.

WRITTEN NOTICE OR WRITTEN REQUEST - A written notice from the Certificate Owner that gives PFL the information it requires and is received at the Admin-istrative and Service Office.

THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION GENERALLY DE-SCRIBE ONLY THE VARIABLE ACCOUNT, EXCEPT WHEN THE FIXED ACCOUNT IS SPECIFI-CALLY MENTIONED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNEC-TION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

    ADMINISTRATIVE AND SERVICE OFFICE:
    Financial Markets Division - Variable Annuity Dept.
    4333 Edgewood Road, N.E.
    Cedar Rapids, Iowa 52499-0001

                        THE PFL WRIGHT VARIABLE ANNUITY

                                    SUMMARY

THE CERTIFICATES

  The PFL Wright Variable Annuity is a flexible premium group and individual variable annuity contract. Certificates can be purchased on a non-tax-quali-fied basis ("Nonqualified Certificates") or with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Cer-tificates"). Certificates under the Group Contract generally are sold in con-nection with bank trust or agency arrangements. Under such arrangements, the Certificate is legally or nominally owned by the bank trust or agency account (that is, by the bank or its trust department as nominee, agent, or trustee) for the benefit of a bank client. Accordingly, as used herein, the term "Cer-tificate Owner" means the bank trust or agency account, and the term "Partici-pant" refers to the bank client on whose behalf the bank trust or agency ac-count purchases the Certificate. The Certificate Owner directs the amount and allocation of premium payments among one or more Subaccounts of the PFL Wright Variable Annuity Account (the "Variable Account") of PFL Life Insurance Com-pany ("PFL"), one or more Guaranteed Periods of the Fixed Account, or a combi-nation of both. The Certificate Owner also may choose to make additional pre-mium payments, transfers, withdrawals, and other choices under the Certifi-cate. The terms of a bank trust or agency arrangement may affect the tax treatment of the Certificate to the Participant, and these arrangements may not be suitable for certain types of Qualified Certificates. Individual annu-ity policies (also referred to as "Certificates") may be issued in certain circumstances.

THE VARIABLE ACCOUNT

  The Variable Account is a separate account of PFL, which invests exclusively in shares of the Wright Managed Blue Chip Series Trust (the "Trust"). The Trust is a mutual fund whose investment adviser is Wright Investors' Service. The Trust currently has four Portfolios: the Wright Near Term Bond Portfolio; the Wright Total Return Bond Portfolio; the Wright Selected Blue Chip Portfo-lio; and the Wright International Blue Chip Portfolio. Each of the four Subaccounts of the Variable Account invests solely in a corresponding Portfo-lio of the Trust. Because the Annuity Purchase Value may depend on the invest-ment experience of the selected Subaccounts, the Participant or the Policy Owner bears the entire investment risk with respect to premium payments and transfers allocated to the Variable Account. (See the "Variable Account," p. 13.)

FIXED ACCOUNT

  Values under the Certificates may be accumulated on a fixed basis whereby a premium payment is allocated to one or more Guaranteed Periods available in connection with the Fixed Account. Each Guaranteed Period available within the Fixed Account has a specified duration of at least one year. The Fixed Account is the general account of PFL (See "The Fixed Account,"

p. 16.) PFL guarantees these amounts and specifies various interest rates (the "Guaranteed Interest Rates") which will be earned by amounts allocated to each particular Guaranteed Period within the Fixed Account if the amounts remain in that Guaranteed Period for the duration of the Guaranteed Period. PFL may not change a Guaranteed Interest Rate for the duration of the Guaranteed Period. PFL will credit interest at a rate of not less than three percent (3%) per year, compounded annually, to amounts allocated to any of the Guaranteed Peri-ods within the Fixed Account. However, Guaranteed Interest Rates applicable to subsequent Guaranteed Periods cannot be predicted and will be determined at the sole discretion of PFL (subject to the minimum guarantee of three percent (3%)). There is no assurance that Guaranteed Interest Rates will ever exceed 3% per year. Amounts that are withdrawn or transferred prior to the end of the Guaranteed Period will be subject to an Excess Interest Adjustment. The Excess Interest Adjustment could be positive or negative. (See "Excess Interest Ad-justment" p. 18.)

PREMIUM PAYMENTS

  Each Certificate may be purchased with an initial premium payment of at least $5,000 for a Nonqualified Certificate and $1,000 for a Qualified Certif-icate. Additional premium payments of at least $500 each may be made at any time before the Annuity Commencement Date. The minimum initial and subsequent premium payment is $50 for tax deferred Section 403(b) Annuities. Currently, there is nothing deducted from premium payments, so all funds are invested im-mediately.

  On the Date of Issue, the initial premium payment is allocated among the Subaccounts of the Variable Account and the Guaranteed Periods of the Fixed Account in accordance with the allocation percentages specified by the Certif-icate Owner. Any allocation must be in whole percentages, and the total allo-cation must equal 100%. Allocations for additional premium payments may be changed by the Certificate Owner sending Written Notice to the Administrative and Service Office. (See "Premium Payments," p. 21.)

WITHDRAWALS

  All or a portion of the Cash Value may be withdrawn ($500 minimum) by the Certificate Owner in exchange for a cash withdrawal payment from PFL at any-time prior to the earlier of the Annuitant's death or the Annuity Commencement Date. The Cash Value equals the Annuity Purchase Value less any applicable premium taxes and, except during the 30 days prior to the expiration of a Guaranteed Period, plus or minus any Excess Interest Adjustment. The Annuity Purchase Value is equal to premiums paid, minus any partial withdrawals, plus or minus any applicable Excess Interest Adjustments on prior withdrawals or transfers, plus or minus accumulated gains or losses in the Variable Account, plus accumulated interest in the Fixed Account, minus any applicable charges, premium taxes, and transfer fees, if any. A withdrawal request must be made by Written Request, and a request for a partial withdrawal must specify the Subaccounts or the Guaranteed Period from which the withdrawal is requested. There is currently no limit on the frequency or timing of withdrawals. (See "Withdrawals," p. 24.) Withdrawals may be taxable and subject to a 10% penalty tax and withdrawals from the Fixed Account may be subject to an Excess

Interest Adjustment. Withdrawals with respect to Qualified Certificates may be restricted or penalized by the terms of the applicable retirement plan or ap-plicable law.

TRANSFERS

  A Certificate Owner may transfer the Annuity Purchase Value among the Subaccounts and, prior to the Annuity Commencement Date, to or from the Fixed Account with certain limitations. The minimum amount which may be transferred is the lesser of $500 or the entire portion of the Annuity Purchase Value held in that Subaccount or Guaranteed Period. However, after a transfer out of a particular Subaccount or Guaranteed Period, at least $500 must remain in that Subaccount or Guaranteed Period. Transfers from a Guaranteed Period will, ex-cept during the 30 days prior to the expiration of the Guaranteed Period, be subject to an Excess Interest Adjustment (which could be positive or nega-tive). Transfers currently may be made as frequently as desired either by tel-ephone (subject to the provisions described below under "Telephone Transac-tions," p. 24) or by sending Written Notice to the Administrative and Service Office.

  A charge may be imposed for any transfers in excess of 12 per Certificate Year, but currently there is no charge for any transfers. (See "Transfers, " p. 22.)

CHARGES AND DEDUCTIONS

  EXCESS INTEREST ADJUSTMENT. An Excess Interest Adjustment may be applied in the event of any premature withdrawal or transfer of amounts allocated to a Guaranteed Period of the Fixed Account. The Excess Interest Adjustment does not apply during the 30 days prior to the end of a Guaranteed Period or to amounts invested in the Variable Account.

  The Excess Interest Adjustment may increase or decrease the amount payable by PFL upon withdrawal or transfer. It is based on a comparison of PFL's de-clared rates of interest at the time of withdrawal or transfer with the rate(s) of interest applicable to the amount(s) withdrawn or transferred. The Excess Interest Adjustment will be added to or subtracted from the gross amount being withdrawn or transferred. The Excess Interest Adjustment will never result in a reduction of the annual rate of interest credited to less than 3%. (See "Excess Interest Adjustment," p. 18.)

  VARIABLE ACCOUNT CHARGES. PFL deducts a daily charge equal to a percentage of the net assets in the Variable Account for the mortality and expense risks assumed by PFL. The effective annual rate of this charge, which is guaranteed not to increase, is 1.00% of the value of the Variable Account's net assets. (See "Mortality and Expense Risk Charge," p. 33.)

  ADMINISTRATIVE CHARGES. There is also an annual Administrative Charge each year for administrative expenses. This charge is $30 per year. Currently, there is no fee for transfers, but in the future, a charge of $25 may be im-posed for each transfer in excess of 12 in any year. (See "Administrative Charge," p. 34.)

  TAXES. PFL may incur premium taxes relating to the Certificates. PFL will deduct any premium taxes related to a particular Certificate from the Annuity Purchase Value upon complete withdrawal of the Annuity Purchase Value, at pay-ment of the death benefit, or at the Annuity Commencement Date. (See "Premium Taxes," p. 34.)

    No charges are currently made against the Subaccounts for federal, state, or local income taxes or the economic burdens of such taxes. PFL may deduct charges in the future for such taxes or economic burdens from the Certificate or from amounts held in the relevant Subaccount. (See "Federal, State and Lo-cal Taxes," p. 34.)

    CHARGES AGAINST THE PORTFOLIOS. The value of the net assets of the Subaccounts of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Portfolios.

    FEE TABLE. The charges and deductions with respect to the Variable Account are summarized in the following tables. These tables assume that the entire Annuity Purchase Value is in the Variable Account. The following tables are intended to assist in understanding the various costs and expenses that will be borne, directly or indirectly. These are based on the actual expenses of the Portfolios for the fiscal year ended December 31, 1996. (See "Charges and Deductions," p. 32, and the Trust's prospectus.) In addition to the expenses listed below, premium taxes may be applicable.

                                    Wright      Wright     Wright      Wright
                                  Near Term  Total Return Selected  International
                                    Bond          Bond    Blue Chip   Blue Chip
  Transaction Expenses             (WNTB)        (WTRB)     (WSBC)      (WIBC)
----------------------------------------------------------------------------------
Sales Load on Purchase
  Payments..............                $0          $0         $0          $0
Withdrawal Charge.......                $0          $0         $0          $0
----------------------------------------------------------------------------------
Annual Certificate
  Charge................ $30 Per Certificate
----------------------------------------------------------------------------------
Transfer Fee............ First 12 Transfers Per Year: NO FEE
                         More than 12 in One Year: Currently no fee
                         Variable Account Annual Expenses
                         (as a percentage of account value)
Mortality and Expense...              1.00%       1.00%      1.00%       1.00%
 Risk Fees
  Wright Managed Blue Chip Series
   Trust Annual Expenses* (as a
   percentage of average net assets)
  Investment Adviser Fee
   (after reduction)(1).              0.00%       0.00%      0.00%       0.00%
  Other Expenses (after
   expense reduction,
   including
   administration fee
   of .05%)(2)..........              1.48%       1.26%      1.27%       2.31%
                                      ----        ----       ----        ----
  Total Operating
    Expenses (after
    reductions)(3)......              1.48%       1.26%      1.27%       2.31%
----------------------------------------------------------------------------------

(1) After reduction by Investment Adviser. If no reductions were made, investment advisory fees would have been as follows: WNTB--0.45%; WTRB-- 0.45%; WSBC--0.65%; and WIBC--0.80% of each Portfolio's average daily net assets.

(2) After reductions by Administrator. If no reductions were made, administration fees would have been 0.05% of each Portfolio's average daily net assets. The Investment Adviser was allocated a portion of the expenses of each Portfolio.

   If such allocations were not made, Other Expenses net of administration fees would have amounted to the following percentage of average daily net assets: WNTB--8.85%; WTRB--4.89%; WSBC--1.27%; and WIBC--3.52%.

(3) If no fee reductions or expense allocations were made, the Total Operating Expenses would have been the following percentage of average daily net assets; WNTB--9.35%; WTRB--5.39%; WSBC--1.97%; and WIBC--4.37%. These fee reductions will continue in effect to the extent necessary to keep the total operating expenses (without regard to custodian fee credits) of WNTB, WTRB, WSBC and WIBC from exceeding 0.90%, 0.90%, 1.15% and 1.85% respectively. In addition, during the year ended December 31, 1996, custodian fees were reduced by credits resulting from cash balances maintained with Investment Bank & Trust Company. If these credits were reflected in the above table, the Total Operating Expenses shown above would have been: WNTB--0.89%; WTRBP--0.90%; WSBCP--1.06%; and WIBCP-- 1.85%.

* Information regarding the Portfolios has been provided by the Trust. While PFL has no reason to doubt the accuracy of these figures, PFL does not guarantee their accuracy and does not represent that they are true and complete.

Example

  A Certificate Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming the entire Annuity Pur-chase Value is in the Variable Account):

      Portfolio                                  1 Year 3 Years 5 Years 10 Years
     ---------------------------------------------------------------------------
      Near Term Bond............................  $25    $ 78    $133     $284
      Total Return Bond.........................  $23    $ 71    $122     $262
      Selected Blue Chip........................  $23    $ 72    $123     $263
      International Blue Chip...................  $34    $103    $174     $363
     ---------------------------------------------------------------------------

  The example factors in the $30 annual Administrative Charge based on an av-erage Annuity Purchase Value per Certificate of $119,442 as of December 31, 1996 which translates that charge into an assumed charge at an annual rate of 0.0251% of the Variable Account Value. The example assumes that no premium tax has been assessed, although premium taxes may be applicable. (See "Premium Taxes," p. 34.) The example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. The figures and data for the Trust's Annual Expenses have been provided by Wright Investors' Service, and while PFL does not dispute these figures, PFL does not guaranty their accuracy or completeness, and therefore PFL cannot guarantee that the examples are accurate. The assumed 5% annual return is purely hypothetical; actual returns will be higher or lower.

DEATH BENEFIT

  A Death Benefit is payable if the Annuitant dies before the Annuity Com-mencement Date, and either (a) the Annuitant is the Certificate Owner, or (b) the Certificate Owner is not a natural person. In those circumstances, upon receipt of proof of the Annuitant's death, the Death Benefit is calculated and is payable to the Beneficiary when PFL receives an election of the method of settlement and return of the Certificate. The Death Benefit will be the greater of (a) the Annuity Purchase Value on the date proof of death and elec-tion of the method of settlement are received; or (b) the total premiums paid less any partial withdrawals plus interest at an annual rate of 5.0%. The Death Benefit may be paid as either a lump sum cash benefit or as an Annuity Payment Option. (See "Death Benefit," p. 30.)

FREE LOOK RIGHT

  The Certificate Owner may return the Certificate for a refund within the pe-riod of time specified in the Certificate. The applicable period will depend on the state in which the Certificate is issued. In most states, it is ten
(10) days after the Certificate is delivered to the Certificate Owner. The amount of the refund will also depend on the state in which the Certificate is issued. Ordinarily the amount of the refund will be the sum of all premium payments made under the Certificate and the accumulated gains or losses in the Variable Account, if any. However, some states require a return of the premi-um(s) paid, or the greater of premium(s) paid or the Annuity Purchase Value. PFL will pay the refund within seven (7) days after it receives Written Notice of cancellation and the returned Certificate.

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE CERTIFICATE

  With respect to Certificate Owners who are natural persons, there should be no federal income tax on increases in the Annuity Purchase Value until a dis-tribution under the Certificate occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Certificate). Gener-ally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise (although withholding is mandatory for certain qualified plans. In addition, a ten percent federal pen-alty tax may apply to certain distributions or deemed distributions. The pen-alty tax generally does not apply, inter alia, to any distribution made on or after the taxpayer attains age 59 1/2. For Non-Qualified Certificates, PFL be-lieves that the same tax consequences should apply under bank trust or agency arrangements where the Participant is a natural person, assuming the arrange-ment is structured properly. (See "Certain Federal Income Tax Consequences," p. 36.)

INQUIRIES AND WRITTEN NOTICES AND REQUESTS

  Any questions about procedures or the Certificate, or any Written Notice or Written Request, should be sent to PFL's Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. Telephone inquires may be made by calling 800-525-6205. All inquiries, Written Notices and Written Requests should include the Certificate number, the Certificate Owner's name, and the Annuitant's name.

VARIATIONS IN CERTIFICATE PROVISIONS

  Certain provisions of the Certificates may vary from the descriptions in this Prospectus in order to comply with different state laws. See the Certifi-cate itself for variations. Any such variations will be included in the Cer-tificate itself or in riders or endorsements.

NOTE: The foregoing summary is qualified in its entirety by the detailed in-formation in the remainder of this Prospectus and in the Statement of Addi-tional Information and in the prospectus for the Trust and in the Certificate, all of which should be referred to for more detailed information. This Pro-spectus generally describes only the Certificate and the Variable Account. A separate prospectus describes the Trust.

                        CONDENSED FINANCIAL INFORMATION

  The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount from the date of inception:

WRIGHT NEAR TERM BOND SUBACCOUNT

             Accumulation    Accumulation      Number of
             Unit Value at   Unit Value at Accumulation Units
           Beginning of Year  End of Year    At End of Year
-------------------------------------------------------------
1996           $1.046259       $1.064323       612,818.637
1995           $0.952933       $1.046259       312,204.941
1994(/1/)      $0.996743       $0.952933       474,237.369
1993(/3/)         N/A
-------------------------------------------------------------

WRIGHT TOTAL RETURN BOND SUBACCOUNT

             Accumulation    Accumulation      Number of
             Unit Value at   Unit Value at Accumulation Units
           Beginning of Year  End of Year    At End of Year
-------------------------------------------------------------
1996           $1.055619       $1.055881       747,745.354
1995           $0.912223       $1.055619       509,157.449
1994           $0.991759       $0.912223       569,877.796
1993(/2/)      $1.000000       $0.991759       168,578.241
-------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP SUBACCOUNT

             Accumulation    Accumulation      Number of
             Unit Value at   Unit Value at Accumulation Units
           Beginning of Year  End of Year    At End of Year
-------------------------------------------------------------
1996           $1.157532       $1.407283     1,894,095.151
1995           $0.925964       $1.157532     1,934,519.692
1994(/1/)      $0.996743       $0.925964     1,567,081.382
1993(/3/)         N/A
-------------------------------------------------------------

WRIGHT INTERNATIONAL BLUE CHIP SUBACCOUNT

             Accumulation    Accumulation      Number of
             Unit Value at   Unit Value at Accumulation Units
           Beginning of Year  End of Year    At End of Year
-------------------------------------------------------------
1996           $0.988643       $1.149046     1,268,170.893
1995           $0.902655       $0.988643     1,380,932.622
1994(/1/)      $0.996743       $0.902655     1,360,360.040
1993(/3/)         N/A
-------------------------------------------------------------

(/1/)Period from January 6, 1994 through December 31, 1994.
(/2/)Period from December 6, 1993 through December 31, 1993.
(/3/)Did not commence business until 1994.

                             FINANCIAL STATEMENTS

  The financial statements of the Variable Account and PFL and the independent auditors' reports thereon are contained in the Statement of Additional Infor-mation which is available free upon request.

                          PFL LIFE INSURANCE COMPANY

  PFL Life Insurance Company ("PFL"), 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001, is a stock life insurance company. It was incorporated under the name NN Investors Life Insurance Company, Inc. under the laws of the State of Iowa on April 19, 1961. It is principally engaged in the sale of life in-surance and annuity policies, and is licensed in the District of Columbia, Guam, and in all states except New York. As of December 31, 1996, PFL had as-sets of approximately $7.9 billion. PFL is a wholly-owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-in-surance financial services. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, con-ducts its business through subsidiary companies engaged primarily in the in-surance business.

  PFL may from time to time publish (in advertisements, sales literature and reports to Certificate Owners) the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL, and the ratings should not be considered as bearing on the investment performance or safety of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of PFL as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in such adver-tisements, sales literature, or reports. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such rat-ings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

THE VARIABLE ACCOUNT

  The PFL Wright Variable Annuity Account of PFL Life Insurance Company (the "Variable Account") was established as a separate investment account of PFL under the laws of the State of Iowa on April 7, 1993. The Variable Account re-ceives and invests the premiums under the

Certificates that are allocated to it for investment in shares of the Wright Managed Blue Chip Series Trust.

  The Variable Account currently is divided into four Subaccounts. Additional Subaccounts may be established in the future at the discretion of PFL. Each Subaccount invests exclusively in shares of one of the Portfolios of the Trust. Under Iowa law, the assets of the Variable Account are owned by PFL, but they are held separately from the other assets of PFL and are not charge-able with liabilities incurred in any other business operation of PFL (except to the extent that assets in the Variable Account exceed the reserves and other liabilities of the Variable Account). Income, gains, and losses incurred on the assets in the Subaccounts of the Variable Account, whether or not real-ized, are credited to or charged against that Subaccount without regard to other income, gains or losses of any other account or Subaccount of PFL. Therefore, the investment performance of any Subaccount should be entirely in-dependent of the investment performance of PFL's general account assets or any other segregated asset account or subaccount maintained by PFL.

  The Variable Account is registered with the Securities and Exchange Commis-sion ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a separate account under federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or PFL.

THE PORTFOLIOS

  The Variable Account will invest exclusively in shares of the Wright Managed Blue Chip Series Trust (the "Trust"). The Trust is a series-type mutual fund registered with the SEC under the 1940 Act as an open-end, diversified manage-ment investment company. The registration of the Trust does not involve super-vision of the management or investment practices or policies of the Trust by the SEC. The Trust currently issues shares of the following four Portfolios: the Wright Near Term Bond Portfolio; the Wright Total Return Bond Portfolio; the Wright Selected Blue Chip Portfolio; and the Wright International Blue Chip Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio have no effect on the invest-ment performance of any other Portfolio.

  Wright Investors' Service (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the Trust's invest-ment manager. The Adviser provides investment advice to each of the Portfolios of the Trust and otherwise performs administerial and managerial functions for the Portfolios. The Adviser is responsible for selecting the investments of each Portfolio consistent with the investment objectives and policies of that Portfolio, and will conduct securities trading for the Portfolios.

  The investment objectives of each Portfolio are summarized as follows:

  WRIGHT NEAR TERM BOND PORTFOLIO seeks high total return, to the extent con-sistent with reasonable safety, by investing primarily in debt securities di-rectly issued or guaranteed by the

U.S. Government. The Portfolio expects to maintain an average weighted portfo-lio maturity of five years or less.

  WRIGHT TOTAL RETURN BOND PORTFOLIO seeks high total return, consisting of current income and capital appreciation, by investing primarily in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentali-ties and in high-grade corporate debt securities of any maturity.

  WRIGHT SELECTED BLUE CHIP PORTFOLIO seeks long-term capital appreciation and, as a secondary objective, reasonable current income by investing primar-ily in equity securities of well-established U.S. companies that meet the Ad-viser's quality standards.

  WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO seeks long-term capital apprecia-tion by investing primarily in equity securities of well-established, non-U.S. companies that meet the Adviser's quality standards.

  THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVEST-MENT OBJECTIVE AND POLICIES AND A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH PORTFOLIO AND OF EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST, A CURRENT COPY OF WHICH IS ATTACHED TO THIS PRO-SPECTUS. INFORMATION CONTAINED IN THE TRUST'S PROSPECTUS SHOULD BE READ CARE-FULLY BEFORE INVESTING IN A SUBACCOUNT OF THE VARIABLE ACCOUNT.

  An investment in the Variable Account, or in any Portfolio, is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository insti-tution, and the investment is not federally insured by the Federal Deposit In-surance Corporation or any other agency, and involves investment risk, includ-ing possible loss of principal amount invested.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  PFL cannot and does not guarantee that any of the Portfolios will always be available for premium payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the Variable Account and its investments. PFL reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfo-lio of the Trust, or of another registered open-end management investment com-pany for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in PFL's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Ac-count. To the extent required by the 1940 Act, substitutions of shares attrib-utable to a Certificate Owner's interest in a Subaccount will not be made without prior notice to the Certificate Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Variable Account from purchas-ing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by the Certificate Owner.

  New Subaccounts may be established when, in the sole discretion of PFL, mar-keting, tax, investment or other conditions warrant. Any new Subaccounts may be made available with respect to existing Certificates on a basis to be de-termined by PFL. Each additional Subaccount will purchase shares in a Portfo-lio of the Trust or in another mutual fund or investment vehicle. PFL may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is eliminated, PFL will notify the Certificate Owners and will re-quest a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Certificate Owner, PFL will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that in-vests in the Near-Term Bond Portfolio (or in a similar portfolio of short term instruments).

  In the event of any such substitution or change, PFL may, by appropriate en-dorsement make such changes in the Certificates as may be necessary or appro-priate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Certificates, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, PFL also may transfer the assets of the Variable Account associated with the Certificates to another account or accounts.

                               THE FIXED ACCOUNT

  Premiums allocated and amounts transferred to the Fixed Account become part of the general assets of PFL, which support insurance and annuity obligations. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the Fixed Account registered as an in-vestment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and PFL has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus that relate to the Fixed Account. This Prospectus is generally intended to serve as a disclosure document only for the Certificate and the Variable Account. For complete details regarding the Fixed Account, see the Certificate and any ap-plicable endorsement(s).

  The initial premium payment and any subsequent premium payment(s) will be allocated to Guaranteed Periods available in connection with the Fixed Account to the extent elected at the time such payment is made. In addition, all or part of the Annuity Purchase Value may be transferred to such Guaranteed Peri-ods available under the Certificate as described under "Transfers." Instead of the Participant or Policy Owner assuming all of the investment risk as is the case for premium payments allocated to the Variable Account, PFL guarantees it will credit a specified minimum interest rate to amounts allocated to the Fixed Account.

  Assets supporting amounts allocated to Guaranteed Periods within the Fixed Account become part of PFL's general assets and are available to fund the claims of all creditors of PFL. All PFL's general account assets will be available to fund benefits under the Certificate. The Certificate does not participate in the investment performance of the assets of the Fixed Ac-count or PFL's general account. Instead, a specified rate of interest, the Guaranteed Interest Rate, declared in advance, is credited to amounts allo-cated to the Fixed Account.

  PFL will invest the assets of its general account in those assets chosen by PFL and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

  If Annuity Purchase Value is maintained within a Fixed Account for the dura-tion of the Guaranteed Period, PFL guarantees that it will credit interest to that amount at the guaranteed rate specified for the Guaranteed Period. Howev-er, in the event any amount from the Guaranteed Period is withdrawn or trans-ferred prior to the expiration of the Guaranteed Period for any reason, PFL will subject that amount to an Excess Interest Adjustment which could be posi-tive or negative. (See "Excess Interest Adjustment," p. 18.) PFL reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date written request for such withdrawal is received by PFL.

GUARANTEED PERIODS

  Premium payments and transfers may be allocated to one or more Guaranteed Periods within the Fixed Account. Each Guaranteed Period will have a duration of at least one year and a specified Guaranteed Interest Rate. Initial premium payments and subsequent premium payments, or portions thereof, and transfer amounts allocated to a Fixed Account Guaranteed Period, will earn interest at the Guaranteed Interest Rate during the particular Guaranteed Period unless prematurely withdrawn or transferred prior to the end of the Guaranteed Peri-od. Initial Guaranteed Periods begin on the date a premium payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the specified anniversary, depending on the Guaranteed Period selected, of the day immediately preceding the date on which the premium payment acceptance or transfer occurred (the "Expiration Date"). Any portion of Annuity Purchase Value allocated to a specific Guaranteed Period with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equiva-lent to the compound annual rate. As a result of the timing of premium pay-ments and renewals and transfers of portions of the Annuity Purchase Value, which will begin new Guaranteed Periods, amounts allocated to Guaranteed Peri-ods of the same duration may have different Expiration Dates. Thus each Guar-anteed Period Amount will be treated separately for purposes of determining any applicable Excess Interest Adjustment (see "Excess Interest Adjustment," p. 18.)

  PFL will notify the Certificate Owner in writing at least 45 days prior to the Expiration Date for any Guaranteed Period Amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will commence automati-cally on the Expiration Date of the previous Guaranteed Period unless PFL re-ceives, within the 30 day period prior to the Expiration Date of such Guaranteed Period, a written election by the Certificate Owner to trans-fer the Guaranteed Period Amount to a different Fixed Account Guaranteed Pe-riod or to a Variable Account Subaccount from among those being offered by PFL at such time.

GUARANTEED INTEREST RATES

  PFL periodically will establish an applicable Guaranteed Interest Rate for each of the Guaranteed Periods within the Fixed Account. Current Guaranteed Interest Rates may be changed by PFL frequently or infrequently depending on interest rates on investments available to PFL and other factors as described below, but once established, the rate will be guaranteed for the entire dura-tion of the Guaranteed Period. However, any amount withdrawn or transferred will be subject to an Excess Interest Adjustment, except during the 30 day pe-riod prior to the Expiration Date. (See "Excess Interest Adjustment," p. 18.)

  The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the Excess Interest Adjustment. PFL has no specific formula for determining the rate of interest that it will de-clare as a Guaranteed Interest Rate, as this rate will be reflective of inter-est rates available on the types of debt instruments in which PFL intends to invest amounts allocated to the Fixed Account (See "The Fixed Account," p. 16.) In addition, PFL's management may consider other factors in determining Guaranteed Interest Rates for a particular Guaranteed Period including but not limited to: regulatory and tax requirements; sales commissions and administra-tive expenses borne by the Company; general economic trends; and competitive factors. There is no obligation to declare a rate in excess of 3%; the Partic-ipant or the Policy Owner, as the case may be, assumes the risk that declared rates will not exceed 3%. PFL has complete discretion to declare any rate of at least 3%, regardless of market interest rates, the amounts earned by PFL on its investments, or any other factors.

  PFL'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE GUARAN-TEED INTEREST RATES. PFL CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUAR-ANTEED INTEREST RATES, EXCEPT THAT PFL GUARANTEES THAT FUTURE GUARANTEED IN-TEREST RATES WILL NOT BE BELOW 3% PER YEAR COMPOUNDED ANNUALLY.

EXCESS INTEREST ADJUSTMENT

  Any full or partial withdrawal of a Guaranteed Period Amount which is not effective during the 30 days prior to the Expiration Date of the applicable Guaranteed Period will be subject to an Excess Interest Adjustment. For this purpose, transfers and systematic withdrawals are treated as withdrawals. The Excess Interest Adjustment will be added to or subtracted from the gross amount being withdrawn after deductions of any applicable charges.

  Generally, if PFL's Guaranteed Interest Rate declines, the Cash Value will be increased as a result of the application of the Excess Interest Adjustment. Similarly, if PFL's Guaranteed Interest Rate increases, the Cash Value will be correspondingly reduced. However, in no event will the reductions in the amount withdrawn due to the application of the Excess Inter-est Adjustment ever result in less than a 3% annual interest rate on amounts allocated to the Fixed Account.

  The Excess Interest Adjustment will reflect the relationship between PFL's current guaranteed interest rate (defined as "C" below) for the Guaranteed Pe-riod which is next longer than the remaining time until expiration of the Guaranteed Period from which the withdrawal is being made and the guaranteed interest rate applicable to the amount being withdrawn (defined as "G" below). It also reflects the time remaining in the applicable Guaranteed Period. The application of the Excess Interest Adjustment upon withdrawal may result in a higher or lower payment than the Guarantee Period Amount.

  The Excess Interest Adjustment ("EIA") is determined by the application of the following formula:

                           EIA = S X (G-C) X (M/12)

Where:

  S is the gross withdrawal as of the effective date of the application of the Excess Interest Adjustment, prior to the application of the Excess Interest Adjustment and any applicable charges;

  C is the guaranteed interest rate declared by PFL, as of the effective date of the application of the Excess Interest Adjustment, for the Guaranteed Pe-riod which is next longer than the remaining time until expiration of the Guaranteed Period from which the withdrawal is being made. If such an option is no longer offered, "C" will be the U.S. Treasury rate on the twenty-fifth day of the previous calendar month for the next longer maturity (in whole years) than "M," plus 2%;

  G is the Guaranteed Interest Rate currently being credited to the Guaranteed Period Amount subject to the Excess Interest Adjustment; and

  M is the number of months remaining in the Guaranteed Period rounded up to the next higher whole number of months.

  Notwithstanding application of the foregoing formula, the gross withdrawal minus the Excess Interest Adjustment will not be less than the amount of the premium payment being withdrawn, accumulated at three (3%) percent interest compounded annually since the beginning of the Guaranteed Period. Thus, a neg-ative Excess Interest Adjustment could result in the loss of all previously credited interest in excess of 3% per year, but it will not result in any loss of principal (the premium payments) or the 3% guaranteed minimum interest.

  See Appendix A for examples of the Excess Interest Adjustment calculation.

                       BANK TRUST OR AGENCY ARRANGEMENTS

  The Certificates are designed to be issued to trust or agency accounts main-tained by bank trust departments (although in certain circumstances they may be issued to individuals). Under such arrangements, the Certificate is issued to and held in the name of the bank trust or agency account (that is, the bank or its trust department as nominee, agent, or trustee) for the benefit of the Participant (i.e., the bank client). A bank trust or agency account is referred to herein as a "Certificate Owner." Indi-vidual policies may also be used in connection with such bank agency or trust arrangements. Pursuant to such arrangements, the bank typically charges trust, management, or other fees that may vary from bank to bank and that may also vary depending on the type of arrangement, the amounts involved, and/or other factors.

  These arrangements may have federal income tax consequences (for both Non-qualified and Qualified Certificates) and there is no guidance, and hence some uncertainty, as to the tax effects of certain aspects of such arrangements. Consequently, Participants in such arrangements should obtain competent tax advice. Moreover, bank trust or agency arrangements may not be suitable for certain tax qualified plans because such arrangements may be incompatible with the qualification requirements for those plans. Individual annuity policies, where available, may be purchased directly (not through bank trust or agency arrangements) for these plans. (See "Certain Federal Income Tax Consequences,"
p. 36.)

  An investment or interest in a Certificate, including a Certificate issued pursuant to a bank trust or agency arrangement or some other bank-related ar-rangement, is not a deposit in the bank or an obligation of the bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency or instrumentality of the U.S. Government.

                               THE CERTIFICATES

  The PFL Wright Variable Annuity is a flexible premium group and individual variable annuity contract. The rights and benefits with respect to a Certifi-cate are summarized below; however, the description of the Certificate con-tained in this Prospectus is qualified in its entirety by the Certificate it-self, including any endorsements thereto, a copy of which is available upon request from PFL. The Certificates may be purchased on a non-tax-qualified ba-sis ("Nonqualified Certificate"). The Certificates may also be purchased to be used in connection with retirement plans or individual retirement accounts that qualify for favorable special federal income tax treatment ("Qualified Certificates") under Sections 401, 403, 408, or 457 or other Sections of the Internal Revenue Code.

ISSUANCE OF A CERTIFICATE

  Before it will issue a Certificate, PFL must receive a completed Certificate application and an initial premium payment of at least $5,000 for a Nonquali-fied Certificate and $1,000 for a Qualified Certificate ($50 for tax deferred 403(b) Annuities). A Certificate ordinarily will be issued only in respect of Annuitants Age 0 through 80. Acceptance or declination of an application will be based on PFL's underwriting standards, and PFL reserves the right to reject any application or premium payment based on those underwriting standards.

  If the application can be accepted in the form received, the initial premium payment will be credited to the Annuity Purchase Value within two Business Days after the latter of receipt of the application or receipt of the initial premium payment. If the initial premium payment cannot be credited because the application or other issuing requirements are incomplete, the applicant (i.e., the Certificate Owner) will be contacted within five Business Days and given an explanation for the delay, and the initial premium payment will be returned at that time unless the applicant consents to PFL's retaining the initial pre-mium payment and crediting it as soon as the necessary requirements are ful-filled.

  The date on which the initial premium payment is credited to the Annuity Purchase Value is the Date of Issue which is used to determine Certificate Years and Certificate Anniversaries.

CERTIFICATE OWNER

  The term "Certificate Owner" refers to, (i) in the case of a Certificate is-sued under bank trust or agency arrangements, the bank trust or agency account to which such Certificate is issued, and (ii) in the case of a Certificate that is an individual annuity policy, the Policy Owner.

PREMIUM PAYMENTS

  All premium payment checks or drafts should be made payable to PFL Life In-surance Company and sent to the Administrative and Service Office. The Death Benefit will not take effect until the check or draft for the premium payment is honored.

  INITIAL PREMIUM PAYMENT. The minimum initial premium payment that PFL cur-rently will accept is $5,000 under a Nonqualified Certificate and $1,000 under a Qualified Certificate ($50 for tax deferred Section 403(b) Annuities). PFL reserves the right to increase or decrease this amount for a class of Certifi-cates issued after some future date. The initial premium payment is the only premium payment required to be paid under a Certificate. The maximum premium payment that PFL will currently accept without its prior approval is $1 mil-lion.

  ADDITIONAL PREMIUM PAYMENTS. While the Annuitant is living and prior to the Annuity Commencement Date, additional premium payments may be made at any time, and in any frequency. The minimum additional premium payment for Non-qualified Certificates is $500 ($50 for tax deferred Section 403(b) Annui-ties). The maximum total amount of premium payments that may be made for a Certificate without PFL's prior approval is $1 million. Additional premium payments will be credited to the Certificate and added to the Annuity Purchase Value as of the Business Day when they are received at the Administrative and Service Office.

  ALLOCATION OF PREMIUM PAYMENTS. The Certificate Owner must allocate premium payments to one or more of the Subaccounts or Guaranteed Periods. The initial allocation must be specified in the Certificate application. This allocation will be used for additional premium payments unless a change of allocation is requested. All allocations must be made in whole percentages and must total 100%. The minimum amount that can be allocated to any Subaccount or to a Guar-anteed Period is $500. If no allocation is specified, then the premium pay-ment(s) cannot be accepted. All additional premium payments will be allocated and credited to the Certificate as of the Valuation Period during which they are received.

  The allocation of future additional premium payments may be changed by send-ing Written Notice to PFL's Administrative and Service Office, or by telephone (subject to the provisions described below under "Telephone Transactions," p. 24.) The allocation change will apply to payments received after the date the Written Notice or telephone request is received.

  PAYMENT NOT HONORED BY BANK. Any payment under the Certificate that is de-rived, all or in part, from any amount paid to PFL by check or draft may be postponed until such time as PFL determines that such instrument has been hon-ored.

ANNUITY PURCHASE VALUE

  On the date the Certificate is issued, the Annuity Purchase Value equals the initial premium payment. Thereafter, the Annuity Purchase Value will increase by (1) any additional premium payments received by PFL; and (2) any increases in the Annuity Purchase Value due to investment results of the selected Subaccounts and interest credited to the Fixed Account. The Annuity Purchase Value will decrease by (1) any withdrawals; (2) any decreases in the Annuity Purchase Value due to investment results of the selected Subaccounts; (3) the charges imposed by PFL and (4) any applicable premium taxes. Additionally, a withdrawal or transfer of amounts from a Guaranteed Period under the Fixed Ac-count may result in an Excess Interest Adjustment which could increase or de-crease the Annuity Purchase Value (or withdrawal proceeds).

  The Annuity Purchase Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Subaccount(s) and interest credited to the selected Guaranteed Periods of the Fixed Account, as well as the deductions for applicable charges. A Valuation Period is the period between successive Business Days. It begins at the close of business on each Business Day and ends at the close of business on the next succeeding Business Day. A Business Day is each day that both the New York Stock Exchange and PFL's Administrative and Service Office are open for busi-ness. Holidays are generally not Business Days.

  When a premium payment is allocated to or an amount is transferred to a Subaccount of the Variable Account, it is credited to the Certificate in the form of Accumulation Units. Each Subaccount of the Variable Account has a dis-tinct Accumulation Unit value (the "Unit Value"). The number of Units credited is determined by dividing the premium payment or amount transferred by the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of or withdrawn from a Subaccount, Units are canceled or redeemed in a similar manner.

  For each Subaccount, the Unit Value for a given Business Day is based on the net asset value of a share of the corresponding Portfolio of the Trust. There-fore, the Unit Values will fluctuate from day to day based on the investment experience of the corresponding Portfolio. The determination of Subaccount Unit Values is described in detail in the Statement of Additional Information.

  When a premium payment is allocated to or an amount is transferred to the Fixed Account, it is credited to the selected Guaranteed Period as described in "The Fixed Account," p. 16. In addition, interest at a specified interest rate is credited to such amounts. When amounts are transferred out of or with-drawn from a Guaranteed Period, the applicable Guaranteed Period Amount is re-duced accordingly. Unlike the Variable Account, there are no Accumulation Units in the Fixed Account.

TRANSFERS

  The Certificate Owner can transfer Annuity Purchase Value among Subaccounts and to or from Guaranteed Periods within certain limits.

  Subject to the limitations and restrictions described below, transfers from a Subaccount or a Guaranteed Period may be made up to thirty days prior to the Annuity Commencement Date. The minimum amount that may be transferred is the lesser of $500 or the entire amount in the Subaccount or Guaranteed Period. If the Annuity Purchase Value remaining in a Subaccount or Guaranteed Period af-ter a transfer is less than $500, PFL reserves the right, at its discretion, to include that amount as part of the transfer.

  Transfers currently may be made as often as desired, subject to the minimum amount specified above (PFL reserves the right to otherwise limit or restrict transfers in the future). A transfer charge may be imposed for any transfer in excess of 12 per year; however, currently there is no charge for any transfer.

  Transfers may be made by sending Written Notice to the Administrative and Service Office or by telephone, subject to the provisions described below un-der "Telephone Transactions," p. 24.

  In addition, transfers from the Guaranteed Periods of the Fixed Account will be subject to the Excess Interest Adjustment unless the transfer occurs during the 30 days prior to the Expiration Date applicable to the Guaranteed Period Amount. (See "Excess Interest Adjustment," p. 18.)

  Transfers among the Subaccounts of the Variable Account may also be made af-ter the Annuity Commencement Date. (See "Annuity Payment Options -- Trans-fers," p. 27.)

DOLLAR COST AVERAGING

  Under the Dollar Cost Averaging program, if elected, the Certificate Owner can instruct PFL to automatically transfer a specified amount from the Near Term Bond Subaccount to any other Subaccount(s). The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $500.00. At the time the program begins, there must be sufficient Annu-ity Purchase Value in the Near Term Bond Subaccount to cover at least one year's transfers.

  Dollar Cost Averaging results in the purchase of more Units when the Unit Value is low, and fewer Units when the Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in a higher Annuity Purchase Value or otherwise be successful.

  The Dollar Cost Averaging program can be elected when purchasing the Certif-icate or at a later date, and the election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will ter-minate when the amount in the Near Term Bond Subaccount is insufficient for the next transfer. There is no charge for this program.

TELEPHONE TRANSACTIONS

  Certificate Owners (or their designated account executive) can make trans-fers and/or change the allocation of subsequent premium payments by telephone if the "Telephone Transfer/Reallocation Authorization" box in the application has been checked or telephone transfers have been subsequently authorized in writing. PFL and/or the Administrative and Service Office will not be liable for following instructions communicated by telephone that it reasonably be-lieves to be genuine. However, PFL and/or the Administrative and Service Of-fice will employ reasonable procedures to confirm that instructions communi-cated by telephone are genuine. If PFL and/or the Administrative and Service Office fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. All telephone requests will be recorded on voice re-corder equipment for the protection of the Certificate Owner. A Certificate Owner, when making telephone requests, may be required to provide the Partici-pant's or Policy Owner's social security number and/or other information for identification purposes.

  Telephone requests must be received at the Administrative and Service Office no later than 3:00 p.m. Central time in order to assure same-day pricing of the transaction.

  The telephone transaction privilege may be discontinued at any time as to some or all Certificates, and PFL may require written confirmation of a trans-action request.

                     DISTRIBUTIONS UNDER THE CERTIFICATES

WITHDRAWALS

  The Certificate Owner may withdraw all or a portion of the Cash Value of a Certificate at any time during the life of the Annuitant and prior to the An-nuity Commencement Date by sending a Written Request to PFL's Administrative and Service Office. The Cash Value is the Annuity Purchase Value less any ap-plicable premium taxes and plus or minus any Excess Interest Adjustment. (See "Excess Interest Adjustment," p. 18.) The Annuity Purchase Value is equal to premiums paid, minus any partial withdrawals, plus or minus any applicable Ex-cess Interest Adjustments on prior withdrawals or transfers, plus or minus ac-cumulated gains or losses in the Variable Account, plus accumulated interest in the Fixed Account, minus any applicable charges, premium taxes and transfer fees, if any. There will be no Excess Interest Adjustment with respect to withdrawals from the Fixed Account made within 30 days prior to the Expiration Date of the applicable Guaranteed Period. Any Excess Interest Adjustment im-posed on a withdrawal will affect only the amount withdrawn from the Fixed Ac-count.

  The minimum amount that can be withdrawn from any Subaccount or Guaranteed Period of the Fixed Account is $500. After the Annuity Commencement Date, the Annuity Purchase Value can only be withdrawn if Annuity Payment Option 4-V is in effect. (See "Annuity Payments," p. 26.)

  The Subaccount or Guaranteed Period from which partial withdrawal amounts should be taken must be specified in the request. Otherwise, the withdrawal request cannot be processed.

ALL WITHDRAWALS FROM ANY GUARANTEED PERIOD, EXCEPT THOSE EFFECTIVE WITHIN 30 DAYS PRIOR TO THE EXPIRATION DATE OF THE APPLICABLE GUARANTEED PERIOD, WILL BE SUBJECT TO THE EXCESS INTEREST ADJUSTMENT. (See "Excess Interest Adjustment," p. 18.)

  PFL will process all withdrawal requests within seven (7) calendar days fol-lowing receipt by the Service Center of Written Request, except that

  . Variable Account - PFL reserves the right to defer the payment of any withdrawal from the Variable Account as permitted by the 1940 Act. Such delay may occur because (i) the New York stock exchange is closed for trading; (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for the protection of investors.

  . Fixed Account - PFL reserves the right to defer payment of any withdrawal from the Fixed Account for up to six (6) months.

  The Participant or individual Policy Owner assumes the investment risk with respect to all premium payments allocated or transferred to the Subaccounts. Because withdrawals or transfers of amounts allocated to the Fixed Account may be subject to a negative Excess Interest Adjustment, because the performance of the Subaccounts is not guaranteed, and because all withdrawals may be sub-ject to premium taxes, the total Cash Value (taking any prior withdrawals into account) may be more or less than the total premium payments made. However, the Cash Value of amounts transferred or allocated to the Fixed Account will never be less than the amounts originally transferred or allocated, with in-terest accumulated at 3% annually less any premium taxes. Following a with-drawal of the total Cash Value, or at any time the Annuity Purchase Value is zero, all rights of the Certificate Owner and the Annuitant will terminate.

  Withdrawals may be taxable, and a ten percent federal tax penalty generally applies to withdrawals made before the taxpayer reaches age 59 1/2 for Non-qualified Certificates; withdrawal restrictions and penalties may apply to Qualified Certificates.

SYSTEMATIC WITHDRAWAL PLAN

  Under the Systematic Withdrawal Plan, the Certificate Owner can instruct PFL to make automatic withdrawal payments to it monthly, quarterly, semi-annually or annually from a specified Subaccount. Monthly and quarterly payments can only be sent by electronic funds transfer directly to a checking or savings account. The minimum monthly payment is $50.00, the minimum quarterly payment is $100.00, and the minimum semi-annual or annual payment is $250.00. If the withdrawal is less than the minimum, it can only be sent on an annual basis. The "Request for Systematic Withdrawal" form must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. Amounts withdrawn from the Fixed Account will be subject to the Ex-cess Interest Adjustment.

  Systematic Withdrawals will not be available for 403(b) annuities under age 59 1/2.

  Qualified Policies are subject to complex rules with respect to restrictions on and taxation of distributions, including the applicability of penalty tax-es. A qualified tax adviser should be consulted before a Systematic Withdrawal Plan is requested. (See "Certain Federal Income Tax Consequences," page 36.)

  A ten percent federal tax penalty may be assessed on withdrawals made before reaching age 59 1/2 for Nonqualified Certificates; different penalties may ap-ply to Qualified Certificates.

  When using Systematic Withdrawals, no additional premium payments will be allowed.

ANNUITY PAYMENTS

  PFL will make Annuity Payments beginning on the Annuity Commencement Date, provided no Death Benefit has become payable and an available Annuity Payment Option and payment schedule has been selected by Written Request. The Annuity Payment Option and frequency of Annuity Payments may not be changed after An-nuity Payments begin. The dollar amount and frequency of the payments will de-pend on numerous factors such as the Annuity Purchase Value on the Annuity Commencement Date, the Annuity Payment Option elected, and age and possibly sex, of the Annuitant.

  ANNUITY COMMENCEMENT DATE. Unless the Annuity Commencement Date is changed, Annuity Payments under a Certificate will begin on the Annuity Commencement Date which is selected at the time the Certificate is applied for. The Annuity Commencement Date may be changed from time to time by Written Notice to PFL, provided that notice of each change is received by PFL at its Administrative and Service Office at least thirty (30) days prior to the then current Annuity Commencement Date. Except as otherwise permitted by PFL, a new Annuity Com-mencement Date must be a date which is: (1) after the Annuitant attains age 40 and (2) at least thirty (30) days after the date notice of the change is re-ceived by PFL. The Annuity Commencement Date may also be changed by the Beneficiary's election of the Annuity Option after the death of the Annuitant.

  ELECTION OF PAYMENT OPTION. During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Certificate Owner may choose an Annuity Payment Option or change the election, but Written Notice of any election or change of election must be received by PFL at its Administrative and Service Office at least thirty (30) days prior to the Annuity Commencement Date. If no election is made prior to the Annuity Commencement Date, Annuity Payments will be made (i) under Option 3, life income with level payments for 10 years cer-tain, using the existing Annuity Purchase Value of the Fixed Account, or (ii) under Option 3-V, life income with variable payments for 10 years certain, us-ing the existing Annuity Purchase Value of the Variable Account, or (iii) in a combination of (i) and (ii). If the Annuity Purchase Value, net of any appli-cable premium taxes, on the Annuity Commencement Date is less than $2,000, PFL reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option.

  Prior to the Annuity Commencement Date, the Beneficiary may elect to receive the Death Benefit (if it becomes payable) in a lump sum or under one of the Annuity Payment Options, to the extent allowed by law and subject to the terms of any settlement agree-ment. (See "Death Benefit," p. 30.)

  Annuity Payments will be made on either a fixed basis or a variable basis as selected by the Certificate Owner (or the Beneficiary, after the Annuitant's death).

  Unless the Certificate Owner specifies otherwise, the payee shall be the An-nuitant, or, after the Annuitant's death, the Beneficiary. PFL may require written proof of the age of any person who elects Annuity Payment Option 3, 3-V, 5 or 5-V.

  PREMIUM TAX. PFL may be required by state law to pay premium tax on the amount applied to an Annuity Payment Option or upon withdrawal. If so, PFL will deduct the premium tax before applying or paying the proceeds.

  SUPPLEMENTARY CERTIFICATE. Once proceeds become payable and a choice has been made, PFL will issue a Supplementary Certificate in exchange for the Cer-tificate setting forth the terms of the option elected. The Supplementary Cer-tificate will name the payees and will describe the payment schedule.

ANNUITY PAYMENT OPTIONS

  The Certificate provides five Annuity Payment Options which are described below. Three of these are offered as either "Fixed Annuity Payment Options" or "Variable Annuity Payment Options," and two are only available as Fixed Pay-ment Options. The Certificate Owner may elect a Fixed Payment Option, a Vari-able Payment Option, or a combination of both. If the Participant or Policy Owner elects a combination, he must specify the portions of the Annuity Pur-chase Value (less any applicable premium taxes) to be applied to the Fixed and Variable Options. For Variable Options, the Participant or Policy Owner must specify the amount of the Annuity Purchase Value (less any applicable premium taxes) to be applied to each Subaccount.

  NOTE CAREFULLY: UNDER PAYMENT OPTIONS 3(1) AND 5 (INCLUDING 3(1)-V AND 5-V), IT WOULD BE POSSIBLE FOR ONLY ONE ANNUITY PAYMENT TO BE MADE IF THE ANNUITANT(S) WERE TO DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT; ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT(S) WERE TO DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT; AND SO FORTH.

  On the Annuity Commencement Date, the Certificate's Annuity Purchase Value for the Valuation Period which ends immediately preceding the Annuity Com-mencement Date, less any applicable premium taxes, will be applied to provide for Annuity Payments under the selected Annuity Payment Option.

  The effect of choosing a Fixed Annuity Payment Option is that the amount of each Annuity Payment will be set on the Annuity Commencement Date and will not change. If a Fixed Annuity Payment Option is selected, the Annuity Purchase Value, less any applicable premium taxes, will be transferred to the general account of PFL, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed) of the Annuitant. For further information, contact PFL at its Administrative and Service Office.

  FIXED ANNUITY PAYMENT OPTIONS. There are five Fixed Annuity Payment Options. Options 1, 2, and 4 are based on a guaranteed interest rate of 3%. Options 3 and 5 are based on a guaranteed interest rate of 3% using the "1983 Table a" mortality table with projection of improved mortality.

  OPTION 1 - INTEREST PAYMENTS. The Certificate proceeds may be left with PFL for any term agreed to. PFL will pay the interest in equal payments or it may be left to accumulate. Withdrawal rights will be agreed upon by the Certifi-cate Owner and PFL when the option is elected.

  OPTION 2 - INCOME FOR A SPECIFIED PERIOD. Level payments of the proceeds with interest are made for the fixed period elected, at which time the funds are exhausted.

  OPTION 3 - LIFE INCOME. An election may be made between:

  1. "No Period Certain" - Level payments will be made during the lifetime of the Annuitant.

  2. "10 Years Certain" - Level payments will be made for the longer of the Annuitant's lifetime or ten years.

  3. "Guaranteed Return of Certificate Proceeds" - Level payments will be made for the longer of the Annuitant's lifetime or the number of payments which, when added together, equals the proceeds applied to the income option.

  OPTION 4 - INCOME OF A SPECIFIED AMOUNT. Payments are made for any specified amount until the proceeds with interest are exhausted.

  OPTION 5 - JOINT AND SURVIVOR ANNUITY. Payments are made during the joint lifetime of the payee and a joint payee of the Certificate Owner's selection. Payments will be made as long as either person is living.

  Other options may be arranged by agreement with PFL. Certain options may not be available in some states.

  Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed rate (guaranteed rates are based upon the tables contained in the Certificate). Current rates may be obtained from PFL.

  VARIABLE ANNUITY PAYMENT OPTIONS. The dollar amount of the first Variable Annuity Payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Certificate. The ta-bles are based on the "1983 Table a" mortality table with projection of im-proved mortality with a 5% effective annual assumed interest rate and assume a retirement date in the year 2000. The dollar amount of every subsequent Vari-able Annuity Payment will vary based on the investment performance of the Subaccounts of the Variable Account selected by the Annuitant or Beneficiary. If the actual investment performance exactly matched the assumed interest rate of 5% at all times, the amount of each Variable Annuity Payment would remain equal. If actual investment perfor-mance exceeds the 5% assumed interest rate, the amount of the payments would increase. Conversely, if actual investment performance is less than the 5% as-sumed interest rate, the amount of the payments would decrease.

  DETERMINATION OF THE FIRST VARIABLE PAYMENT. The amount of the first vari-able payment depends upon the sex (if consideration of sex is allowed) and ad-justed age of the Annuitant (the use of adjusted age results in lower payments than use of actual age). The adjusted age is the Annuitant's actual age near-est birthday, at the Annuity Commencement Date, adjusted as follows:

Annuity Commencement Date      Adjusted Age
   --------------------------------------------
            Before 2001    Actual Age
            2001-2010      Actual Age minus 1
            2011-2020      Actual Age minus 2
            2021-2030      Actual Age minus 3
            2031-2040      Actual Age minus 4
            After 2040     As Determined by PFL
   --------------------------------------------

  This adjustment assumes an increase in life expectancy, and therefore re-sults in lower payments than without such an adjustment.

  The following Variable Payment Options generally are available:

  OPTION 3-V - LIFE INCOME. An election may be made between:

  1. "No Period Certain" - Payments will be made during the lifetime of the Annuitant.

  2. "10 Years Certain" - Payments will be made for the longer of the Annuitant's lifetime or ten years.

  OPTION 4-V - INCOME OF A SPECIFIED AMOUNT. Payments are made for any speci-fied amount until the proceeds with accumulated gains or losses are exhausted. At any time this option is in effect, the Annuitant can withdraw the remaining value. The mortality and expense risk charge is applicable to this option (and all other variable options) although PFL incurs no mortality risk under this option once annuity payments begin. Payments under this option are considered withdrawals for Federal Income Tax purposes.

  OPTION 5-V - JOINT AND SURVIVOR ANNUITY. Payments are made as long as either the Annuitant or the joint Annuitant is living.

  DETERMINATION OF SUBSEQUENT VARIABLE PAYMENTS. All Variable Annuity Payments other than the first are calculated using "Annuity Units" which are credited to the Certificate. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Annuity Commencement Date. The number of

Annuity Units of each particular Subaccount credited to the Certificate then remains fixed. The dollar value of Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particu-lar Subaccount credited to the Certificate by the Annuity Unit Value for the particular Subaccount on the date the payment is made.

  TRANSFERS. The value of the Annuity Units may be transferred from one Subaccount to another within the Variable Account or to the Fixed Account. The minimum amount which may be transferred is the lesser of $10 of monthly income or the entire monthly income of the variable Annuity Units in the Subaccount from which the transfer is being made. The remaining Annuity Units in the Subaccount must provide at least $10 of monthly income. If, after a transfer, the monthly income of the remaining Annuity Units in a Subaccount would be less than $10, PFL reserves the right to include those Annuity Units as part of the transfer. PFL reserves the right to limit transfers between Subaccounts to once per Certificate Year. After the Annuity Commencement Date no transfers may be made from the Fixed Account.

  A portion or the entire amount of the Annuity Payments may be taxable as or-dinary income. If, at the time the Annuity Payments begin, a written election has not been made, PFL will deduct withholding for such taxes from the taxable portion of such Annuity Payments and remit that amount to the federal govern-ment. (See "Certain Federal Income Tax Consequences," p. 36.)

  ADJUSTMENT OF ANNUITY PAYMENTS. Payments will be made at 1, 3, 6, or 12 month intervals. If the individual payments provided for would be or become less than $30, PFL may change, at its discretion, the frequency of payments to such intervals as will result in payments of at least $30. If the Annuity Pur-chase Value, net of any applicable premium taxes, on the Annuity Commencement Date is less than $2,000, PFL may pay such value in one sum in lieu of the payments otherwise provided for.

DEATH BENEFIT

  Federal tax law requires that if any Certificate Owner (of a Nonqualified Certificate) is a natural person and dies before the Annuity Commencement Date, then the entire value of the Certificate must generally be distributed within five years of the date of death of the Certificate Owner. If the Cer-tificate Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. For purposes of this distribution requirement, under certain bank agency or trust arrangements, the Participant may be treated as the Certificate Owner. Special rules may apply to a surviv-ing spouse. Other rules apply to Qualified Certificates. See "Certain Federal Tax Consequences," below, for more information.

  DEATH OF ANNUITANT PRIOR TO ANNUITY COMMENCEMENT DATE. A Death Benefit is payable if the Annuitant dies before the Annuity Commencement Date, and either
(a) the Annuitant is the Certificate Owner, or (b) the Certificate Owner is not a natural person. In those circumstances, upon receipt of proof of the Annuitant's death, the Death Benefit is calculated and is payable to the Beneficiary when PFL receives an election of the method of settlement and return of the Certificate. The Death Benefit will be the greater of (a) the Annuity Purchase Value on the date proof of death and election of the method of settlement are received; or (b) the total premiums paid less any partial withdrawals plus interest at an annual rate of 5.0%. The Death Benefit may be paid as either a lump sum cash benefit or as an Annuity Payment Option.

  Note that the Death Benefit is payable on the death of the Annuitant under the circumstances described above, and not on the death of the Certificate Owner, if different. The Certificate Owner, if a natural person, will become the Annuitant if the Annuitant who is not the Certificate Owner dies before the Annuity Commencement Date.

  Due Proof of Death of the Annuitant is proof that the Annuitant died prior to the commencement of Annuity Payments. Upon receipt of this proof and an election of a method of settlement and return of the Certificate, the Death Benefit generally will be paid within seven days, or as soon thereafter as PFL has sufficient information about the Beneficiary to make the payment. The Ben-eficiary may receive the amount payable in a lump sum cash benefit, or, sub-ject to any limitation under any state or federal law, rule, or regulation, under one of the Annuity Payment Options described above, unless a settlement agreement is effective at the death of the Annuitant preventing such election.

  If the Beneficiary was not the Annuitant's spouse, the Death Benefit must
(1) be distributed within five years of the Annuitant's death, or (2) payments under a Payment Option must begin within one year of the Annuitant's death and must be made for the Beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the Beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of death. A Beneficiary who is the Certificate Owner's surviving spouse may elect to continue the Certifi-cate as the new Annuitant and Participant or Policy Owner instead of receiving the Death Benefit.

  DEATH OF ANNUITANT ON OR AFTER ANNUITY COMMENCEMENT DATE. The Death Benefit, if any, payable if the Annuitant dies on or after the Annuity Commencement Date depends on the Annuity Payment Option selected. Upon the Annuitant's death, the remaining portion of the Annuitant's interest in the Certificate will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

  BENEFICIARY. The Beneficiary designation in the application will remain in effect until changed. The Certificate Owner may change the designated Benefi-ciary by sending Written Notice to PFL. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Certifi-cate Owner may then designate a new Beneficiary.) The change will take effect as of the date the Certificate Owner signs the Written Notice, whether or not the Certificate Owner (if a natural person) is living when the Notice is re-ceived by PFL. PFL will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and their in-terests have not been specified, they will share equally.

  DEATH OF NATURAL PERSON CERTIFICATE OWNER. If the Certificate Owner is a natural person and is not the Annuitant and that Certificate Owner dies before the Annuity Commencement Date, the successor owner (or the Certificate Owner's estate, if there is no successor owner) will become the new Certificate Owner. If ownership of the Certificate is transferred (except to the Certificate Own-er's spouse) because the Certificate Owner dies before the Annuitant, the Cash Value generally must be distributed within five years of the Certificate Own-er's death, or payments must be made for a period certain or for the successor owner's lifetime so long as any period certain does not exceed that successor owner's life expectancy, if the first payment begins within one year of the Certificate Owner's death.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

  Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a vari-able annuity policy issued under the ORP only upon: (1) termination of employ-ment in the Texas public instructions of higher education; (2) retirement; or
(3) death. Accordingly, a Participant or Policy Owner in the ORP (or the Par-ticipant's or Policy Owner's estate if the Participant or Policy Owner has died) will be required to obtain a certificate of termination from the em-ployer or a certificate of death before a Certificate can be redeemed.

RESTRICTIONS UNDER SECTION 403(B) PLAN

  Section 403(b) of the Internal Revenue Code provides for tax deferred re-tirement savings plans for employees of certain non-profit and educational or-ganizations. In accordance with the requirements of Section 403(b), any Cer-tificate used for a 403(b) plan will prohibit distributions of elective con-tributions and earnings on elective contributions except upon death of the em-ployee, attainment of age 59 1/2, separation from service, disability, or fi-nancial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

RESTRICTIONS UNDER OTHER QUALIFIED CERTIFICATES

  Other restrictions on surrenders or with respect to the election, commence-ment or distribution of benefits may apply under Qualified Certificates or un-der the terms of the plans in respect of which the Certificates are issued.

                            CHARGES AND DEDUCTIONS

  No deductions are made from premium payments, so that the full amount of each premium payment is invested in the Variable Account. PFL will make cer-tain charges and deductions in connection with the Certificate in order to compensate it for bearing mortality and expense risks under the Certificate and for administering the Variable Account and the Certificates. Charges may also be made for premium taxes, federal, state or local taxes, any economic burden resulting from such taxes or for certain transfers or other transac-tions. Charges and expenses are also deducted from the Portfolios.

MORTALITY AND EXPENSE RISK CHARGE

  PFL imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Certificates. This charge is equal to an effective annual rate of 1.00% of the value of net assets in the Variable Ac-count. The Mortality and Expense Risk Charge is reflected in the Accumulation Unit or Annuity Unit values for the Certificate for each Subaccount. The rate of this charge is guaranteed not to increase.

  Annuity Purchase Value and annuity payments are neither affected by changes in actual mortality experience nor by actual expenses incurred by PFL. The mortality risks assumed by PFL arise from its contractual obligations to make annuity payments (determined in accordance with the annuity tables and other provisions contained in the Certificate). Thus, Participants and Policy Owners (i.e., the Annuitants) are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely af-fect the monthly Annuity Payments that the Annuitant will receive under the Certificate.

  PFL also bears substantial risk in connection with its Death Benefit guaran-tee since PFL will pay a Death Benefit equal to the premium payments, less withdrawals, plus interest at 5% per year, if that amount is higher than the Annuity Purchase Value. The Death Benefit is paid without imposition of the Excess Interest Adjustment.

  The expense risk assumed by PFL is the risk that PFL's actual expenses in administering the Certificate and the Variable Account will exceed the amount recovered through the Administrative Charge.

  If the Mortality and Expense Risk Charge is insufficient to cover PFL's ac-tual costs, PFL will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to PFL. PFL expects a profit from this charge. PFL's expenses for distributing the Certificates will be borne by the general assets of PFL which may include amounts, if any, de-rived from the Mortality and Expense Risk Charge.

ADMINISTRATIVE CHARGE

  In order to cover the costs of administering the Certificates and the Vari-able Account, PFL deducts an Administrative Charge from the Annuity Purchase Value of each Certificate.

  The annual Administrative Charge is deducted from the Annuity Purchase Value of each Certificate on each anniversary of the issuance of the Certificate prior to the Annuity Commencement Date to cover the cost of administering the Certificate during the prior year. On or after the Annuity Commencement Date, the charge is not deducted. This annual Administrative Charge is $30, and it will not be increased. It will never exceed 2% of the Annuity Purchase Value. The Administrative Charge will be deducted from each Subaccount in the Vari-able Account, in the same proportion that the Certificate Owner's interest in each Subaccount before such charge bears to the Annuity Purchase Value in the Variable Account. The Administrative Charge is not deducted from the Annuity Purchase Value in the Fixed Account.

PREMIUM TAXES

  PFL currently makes no deduction from the premium payments for any state premium taxes PFL pays in connection with premium payments under the Certifi-cates. However, PFL will deduct the aggregate premium taxes paid on behalf of a particular Certificate from the Annuity Purchase Value on (i) the Annuity Commencement Date, (ii) the total withdrawal of a Certificate, or (iii) pay-ment of the Death Benefit.

FEDERAL, STATE AND LOCAL TAXES

  No charges are currently made for federal, state or local taxes or the eco-nomic burden resulting from the application of the tax laws other than premium taxes. However, PFL reserves the right to deduct charges in the future from the Subaccounts and Guaranteed Periods for any taxes or other economic burden resulting from the application of any tax laws that PFL determines to be at-tributable to the Certificates.

TRANSFER CHARGE

  There is no charge for the first 12 transfers among Subaccounts or to and from the Fixed Account Guaranteed Periods in each Certificate Year. PFL re-serves the right to impose a $25 charge for the thirteenth and each subsequent transfer request during a single Certificate Year. For the purpose of deter-mining whether a transfer charge is payable, initial premium payment alloca-tions are not considered transfers. All transfer requests made simultaneously will be treated as a single request. No transfer charge will be imposed for any transfer which is not at the Certificate Owner's request.

OTHER EXPENSES

  Each of the Portfolios is responsible for all of its expenses. In addition, charges will be made against each of the Portfolios for investment advisory services provided to the Portfolio. The net assets of each Portfolio will re-flect deductions in connection with the investment advisory fee and other ex-penses.

  For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectus for the Trust, a current copy of which accompanies this Prospectus.

  With respect to Certificates sold in bank trust or agency arrangements, the bank typically charges trust, management, or other fees that may vary from bank to bank and that may also vary depending on the type of arrangement, the amounts involved, and/or other factors.

                          HISTORICAL PERFORMANCE DATA

STANDARDIZED PERFORMANCE DATA

  From time to time, PFL may advertise historical yields and total returns for the Subaccounts of the Variable Account. These figures will be calculated ac-cording to standardized methods prescribed by the SEC. They will be based on historical earnings and are not intended to indicate future performance.

  The yield of a Subaccount of the Variable Account for a Certificate refers to the annualized income generated by an investment under a Certificate in the Subaccount over a specified thirty-day period. The yield is calculated by as-suming that the income generated by the investment during that thirty-day pe-riod is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

  The total return of a Subaccount of the Variable Account refers to return quotations assuming an investment under a Certificate has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a Subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the Subaccount to the redemption value of that investment as of the first day of each of the periods for which total return quotations are provided.

  The yield and total return calculations for a Subaccount do not reflect the effect of any premium taxes that may be applicable to a particular Certifi-cate. To the extent that a premium tax is applicable to a particular Certifi-cate, the yield and/or total return of that Certificate will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information, a free copy of which may be obtained from the PFL Ad-ministrative and Service Office.

NON-STANDARDIZED PERFORMANCE DATA

  PFL may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Subaccount of the Variable Account. The non-standard performance data may make certain as-sumptions.

  All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Addi-tional Information, a copy of which may be obtained from the PFL Administra-tive and Service Office.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following summary does not constitute tax advice. It is a general dis-cussion of certain of the expected federal income tax consequences of invest-ment in and distributions with respect to a Certificate, based on the Internal Revenue Code of 1986, as amended (the "Code"), proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax conse-quences to "United States Persons," and does not discuss state, local, or for-eign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

  A Qualified Certificate may be purchased by retirement plans intended to qualify for special tax treatment under Code sections 401, 403, 408 and 457, although bank trust or agency arrangements may not be suitable for certain types of Qualified Certificates. A Non-Qualified Certificate may be purchased for deferred compensation plans and other purposes which do not qualify for such special federal income tax treatment. The ultimate effect of federal in-come taxes on the value of a Certificate, on income Payments, and on the eco-nomic benefit of the Certificate to the Participant, or the Certificate Owner, the Annuitant, or the Beneficiary depends upon several factors. These factors include: (1) the type of retirement plan, if any; (2) the tax status and em-ployment status of the individual concerned; and (3) PFL's tax status.

  In addition, certain requirements must be satisfied if a Qualified Certifi-cate is purchased with proceeds from a tax-qualified retirement plan in order to continue receiving favorable tax treatment. Therefore, competent legal counsel and tax advisers should be consulted regarding the suitability of the Certificates, the applicable requirements and the tax treatment of the rights and benefits of the Certificate. This summary assumes that Qualified Certifi-cates are purchased with proceeds from retirement plans that qualify for the intended special federal income tax treatment.

  THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS/HER OWN TAX ADVISER AS TO THE CON-SEQUENCES OF INVESTMENT IN A CERTIFICATE UNDER FEDERAL AND APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

TAX STATUS OF THE CERTIFICATE

  DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that, in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regula-tions. The Treasury regulations issued under Section 817(h) (Treas. Reg. 1.817-5) apply a diversification requirement to each of the Subaccounts of the Variable Account. The Variable Account, through the Trust and its Portfolios, intends to comply with the diversification requirements of the Treasury. PFL has entered into agreements regarding participation in the Trust that requires the Portfolios to be operated in compliance with the Treasury regulations.

  CERTIFICATE OWNER CONTROL. In certain circumstances, owners of variable an-nuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be consid-ered the owner of separate account assets if the contractowner possesses inci-dents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in con-nection with the issuance of regulations concerning investment diversifica-tion, that those regulations "do not provide guidance concerning the circum-stances in which investor control of the investments of a segregated asset ac-count may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Certificate are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the Certificate Owner has the choice of one or more Subaccounts in which to allocate premiums and Certificate values, and may be able to transfer among Subaccounts more frequently than in such rulings, or if a Subaccount is too narrow in its investment strategy (e.g., a fund that invests only in gold or stock of gold mining companies), or if Certificate Owners have too many subaccount options to select. These differences could result in the Certificate Owner being treated as the owner of the assets of the Variable Ac-count. In addition, PFL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PFL therefore reserves the right to modify the Certificate as necessary to attempt to prevent the Certificate Owner from being considered the owner of a pro rata share of assets of Variable Account.

  NON-NATURAL PERSONS. Pursuant to Section 72(u) of the Code, an annuity con-tract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, a Certificate Owner who is not a natural person will recognize as ordinary income for a tax-able year the excess of (i) the sum of the net surrender value as of the close of the taxable year and all previous distributions under the Certificate over
(ii) the sum of the premium payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the Certificate. Notwithstanding the preceding sentence,
Section 72(u) of the Code does not apply to, among other things, (i) a Certif-icate the nominal owner of which is not a natural person but the beneficial owner of which is a natural person (including a situation where the Certifi-cate is held by a trust or other entity as an agent for a natural person),
(ii) a single-payment annuity the Annuity Commencement Date for which is no later than one year from the date of the single premium payment, or (iii) a qualified funding asset. Accordingly, a Certificate owned by a grantor trust (as defined in Sections 671 through 678 of the Code) in which the grantor is a natural person, should be treated as an annuity contract under the Code. Under certain circumstances, a trust may be a grantor trust where the grantor of the trust retains any one or more of a number of powers over the trust property, including but not limited to the power to revoke the trust and revest the trust property in the grantor, the power to control beneficial enjoyment of the trust property, or the right to receive trust income. If a Certificate may be held by a non-natural person (including bank trust or agency arrangements), advice on the possible application of Section 72(u) should be sought from a competent tax advisor.

  DISTRIBUTION REQUIREMENTS. The Code also requires that Nonqualified Certifi-cates contain specific provisions for distribution of Certificate proceeds upon the death of certain individuals. If the Certificate Owner is a natural person, then the death of the Certificate Owner triggers the distribution re-quirement. If the Certificate Owner is not a natural person, then the death of the primary Annuitant triggers the distribution requirement. For this purpose, it is unclear whether, in certain circumstances, the Participant may be treated as the Certificate Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code re-quires that Certificates provide that if the death occurs on or after the An-nuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion must be distributed at least as rap-idly as under the method in effect on the date of death. If the death occurs before the Annuity Commencement Date, the entire interest in the Certificate must generally be distributed within 5 years after the date of death or be used to purchase an immediate annuity under which payments will begin within one year of the date of death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the designated Beneficiary is the spouse of the deceased, and the death oc-curs before the Annuity Commencement Date, the Certificate may be continued with the surviving spouse as the new owner. The Certificate contains provi-sions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Certificates sat-isfy all such Code requirements. The provisions contained in the Certificates will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise. Other, similar rules apply to Qualified Certificates.

TAXATION OF ANNUITIES

  The discussion below applies only to those Certificates owned or deemed to be owned by natural persons and that qualify as annuity contracts for federal income tax purposes.

  IN GENERAL. Except as described above with respect to Certificate Owners who are not natural persons, an owner of a Certificate satisfying the diversifica-tion and distribution requirements described above should not be taxed on in-creases in the Annuity Purchase Value until distribution occurs either in the form of amounts received in partial or full withdrawal or as Annuity Payments under the Annuity Payment Option selected or as a Death Benefit payment. The taxable portion of any such distribution generally will be taxed as ordinary income. For this purpose, the assignment, pledge or agreement to assign or pledge any portion of the Annuity Purchase Value (including assignment of Cer-tificate Owner's right to receive Annuity Payments prior to the Annuity Com-mencement Date) generally will be treated as a distribution in the amount of such portion of the Annuity Purchase Value. Additionally, if the Certificate Owner designates a new owner prior to the Annuity Commencement Date without receiving full and adequate consideration, the old owner generally will be treated as receiving a distribution under the Certificate in an amount equal to the excess (if any) of the Annuity Purchase Value at the time of such des-ignation over the "Investment in the Certificate" at such time. "Investment in the Certificate" means (i) the aggregate amount of any premium payments by or on behalf of the recipient or deemed recipient which was not excluded from the gross income of the recipient or deemed recipient minus (ii) the aggregate amount received under the Certificate which was excluded from the gross income of the recipient or deemed recipient. Any such deemed distributions occurring before the Annuity Commencement Date generally will be taxable only up to an amount equal to the excess (if any) of the Annuity Purchase Value immediately before the distribution is deemed to occur over the Investment in the Certifi-cate at such time.

  A transfer of ownership of a Certificate, or designation of a Beneficiary or payee who is not also the owner, may result in certain tax consequences to the owner that are not discussed herein. Any person contemplating making, any such transfer or assignment of rights under a Certificate should contact a compe-tent tax adviser with respect to the potential tax effects of such a transac-tion.

  WITHDRAWALS. In the case of a partial Withdrawal under a Qualified Certifi-cate, under section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "Investment in the Certifi-cate" to the individual's total accrued benefit under the retirement plan. The "Investment in the Certificate" generally equals the amount of any premium payments paid by or on behalf of any individual. For a Certificate issued in connection with qualified plans, the "Investment in the Certificate" can be zero. Special tax rules may be available for certain distributions from a Qualified Certificate.

  With respect to Nonqualified Certificates, partial withdrawals (including Systematic Withdrawals) are generally treated as taxable income to the extent that the Annuity Purchase Value immediately before the Withdrawal exceeds the "Investment in the Certificate" at that time. The Annuity Purchase Value imme-diately before a partial Withdrawal may have to be increased by any positive Excess Interest Adjustment which results from such a Withdrawal. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and the Certificate Owner should contact a competent tax advisor with respect to the potential tax consequence of an Excess Interest Adjust-ment. Full Withdrawals are treated as taxable income to the extent that the amount received exceeds the "Investment in the Certificate."

  ANNUITY PAYMENTS. Although the tax consequences may vary depending on the Annuity Payment Option elected under the Certificate, in general, only the portion of the Annuity Payment that represents the amount by which the Cash Value exceeds the "Investment in the Certificate" will be taxed; after the "Investment in the Certificate" is recovered, the full amount of any addi-tional Annuity Payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is deter-mined by dividing the "Investment in the Certificate" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "Investment in the Certificate." For Fixed Annuity Payments, in general there is no tax on the portion of each payment which represents the same ratio that the "Invest-ment in the Certificate" bears to the total expected value of the Annuity Pay-ments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "Investment in the Certificate" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recov-ery of the "Investment in the Certificate," consult a competent tax advisor regarding deductibility of the unrecovered amount.

  PENALTY TAXES. In the case of a withdrawal (including Systematic Withdraw-als) or a deemed distribution (resulting from a pledge, assignment or an agreement to pledge or assign) or an Annuity Payment, there may be imposed on the recipient a federal penalty tax equal to 10% of the amount of the distri-bution (or deemed distribution) that is includable in gross income. The pen-alty tax on Nonqualified Certificates generally will not apply to any distri-bution: (i) made on or after the date on which the taxpayer attains age 59 1/2; (ii) made as a re-sult of the death of the holder (generally the Participant or Policy Owner);
(iii) attributable to the disability of the taxpayer; or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his/her beneficiary. Other tax penalties may apply to Qualified Certificates.

  DEATH BENEFIT. Amounts may be distributed from a Certificate because of the death of an Annuitant or Certificate Owner. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (ii) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the "Investment in the Certificate" is not affected by the Certificate Owner's or Annuitant's death. That is, the "Investment in the Certificate" remains the amount of any purchase payments paid which were not excluded from gross in-come.

  WITHHOLDING. The portion of any distribution under a Certificate that is includable in gross income will be subject to federal income tax withholding, although generally the recipient of such distribution can elect not to have federal income tax withheld. Election forms will be provided at the time dis-tributions are requested or made. Certain distributions from Qualified Certif-icates are subject to mandatory federal income tax withholding.

  SERIAL CONTRACTS. All non-qualified deferred annuity contracts issued by the same company (or an affiliated company) in respect of the same policyholder during any calendar year shall be treated as one annuity contract, and "aggre-gated" for purposes of determining the amount includable in gross income. It is unclear whether all Certificates issued through the same bank trust depart-ment, or held in the same bank trust or agency account, or held in the same nominal name by a bank or its trust department, will be treated as having the same policyholder, and therefore "aggregated" for this purpose.

  QUALIFIED CERTIFICATES. Qualified Certificates are designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; dis-tributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount, and in other specified circumstances.

  This prospectus makes no attempt to provide more than general information about use of the Certificates with the various types of retirement plans. Cer-tificate Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Certificates may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administration procedures for Qualified Certificates. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Quali-fied Certificates comply with applicable law. Purchasers of Certificates for use with any retirement plan should consult their legal counsel and tax ad-viser regarding the suitability of the Certificate.

  In particular, a competent tax adviser should be consulted before a Certifi-cate held through a bank trust or agency arrangement is purchased in connec-tion with a Section 403(a), 403(b), or 408(b) arrangement. It is unclear whether such an arrangement satisfies the tax qualification requirements and thus is suitable for these types of plans. Individual annuity policies, where available, may be purchased directly (not through bank trust or agency ar-rangements) for these plans.

  CODE SECTION 403(B) PLANS. Under Code section 403(b), payments made by pub-lic school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the em-ployee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

  Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

  INDIVIDUAL RETIREMENT ACCOUNTS. Section 408(a) of the Code permits individu-als to establish individual retirement accounts with banks or other qualified IRA sponsors. Certificates may be purchased by the IRA trustee or custodian to fund these IRA's.

  INDIVIDUAL RETIREMENT ANNUITIES. In order to qualify as an individual re-tirement annuity under Section 408(b) of the Code, a Certificate must contain certain provisions: (i) the Participant or Policy Owner must be the Annuitant;
(ii) the Certificate may not be transferable by the Participant or Policy Own-er, e.g., the Participant or Policy Owner may not designate a new Participant or Policy Owner, a successor Participant or Policy Owner, or assign the Cer-tificate as collateral security; (iii) the total premium payments for any cal-endar year may not exceed $2,000, unless the portion of such premium payments in excess of $2,000 qualifies as a rollover amount which meets the definition of 408(d)(3) of the Code; (iv) annuity payments or withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2; (v) an Annuity Payment Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; and (vi) certain payments of Death Benefits must be made in the event of the Annuitant dies prior to the distribution of the Annuity Purchase Value. Certificates intended to qualify as individual retirement annuities under Section 408(b) of the Code contain such provisions.

  CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Code section 401(a) permits employers to establish various types of retirement plans and trusts for employees, and permits self-employed individuals to establish re-tirement plans and trusts for themselves and their employees. These retirement plans and trusts may permit the purchase of the Certificate by the plan trustee to accumulate retirement savings under the plans. Section 403(a) per-mits the establishment of similar plans funded with annuity contracts. Adverse tax consequences to the plan, to the plan participant or to both may result if the Certificate is assigned or transferred to any individual as a means to provide benefit payments. Thus, before purchasing such a Certificate, a compe-tent tax adviser should be consulted.

  DEFERRED COMPENSATION PLANS. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state govern-ments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which en-joy special treatment. The Certificates can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring em-ployer. Depending on the terms of the particular plan, the employer may be en-titled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

  POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus, Congress is not actively considering any leg-islation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). More-over, it is also possible that any change could be retroactive (that is, ef-fective prior to the date of the change).

                        DISTRIBUTOR OF THE CERTIFICATES

  Wright Investors' Service Distributors, Inc., an affiliate of the Adviser, is the principal underwriter of the Certificates. PFL pays Wright Investor's Service Distributors, Inc. a service fee of .50% of the Annuity Purchase Value per year. Wright Investors' Service Distributors, Inc. may enter into one or more contracts with various broker-dealers for the distribution of the Certif-icates.

                                 VOTING RIGHTS

  To the extent required by law, PFL will vote Portfolio shares held by the Variable Account at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the Portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should be amended or if the present interpretation thereof should change, and as a result PFL determines that it is permitted to vote the Port-folio's shares in its own right, it may elect to do so.

  Before the Annuity Commencement Date, the Certificate Owner holds the voting interest in the selected Portfolios. The number of votes that the Certificate Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that the Certificate Owner has the right to instruct for a particular Subaccount will be determined by dividing the Cer-tificate Owner's Annuity Purchase Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount in-vests. Fractional shares will be counted.

  After the Annuity Commencement Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Certificate decrease. The person's number of votes will be determined by dividing the reserve for the Certificate allo-cated to the applicable Subaccount by the net asset value per share of the corresponding Portfolio of the Trust. Fractional shares will be counted.

  The number of votes that the Certificate Owner, or person receiving income payments has the right to instruct will be determined as of the date estab-lished by the Trust for determining shareholders eligible to vote at the meet-ing of the Trust. PFL will solicit voting instructions by sending, to the Cer-tificate Owner, or to other persons entitled to vote written requests for in-structions prior to that meeting in accordance with procedures established by the Trust. Portfolio shares as to which no timely instructions are received and shares held by PFL in which the Certificate Owner, or other persons enti-tled to vote have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Certificates partic-ipating in the same Subaccount.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Account are subject. PFL is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                                  APPENDIX A

                     ------------------------------------

          Example of Excess Interest Adjustment ("EIA") Calculations

  The Excess Interest Adjustment ("EIA") is determined by application of the following formula:

                           EIA = S x (G-C) x (M/12)

Where:

  S is the gross (i.e. before premium taxes, if any) amount being withdrawn or transferred from the Guaranteed Period,

  G is the guaranteed interest rate for the Guaranteed Period;

  C is the current guaranteed interest rate then being offered for the next longer option period than "M". If such an option is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" as of the 25th day of the previous calendar month, plus 2%;

  M is the number of months remaining in the Guaranteed Period, rounded up to the next higher number of months.

  The Excess Interest Adjustment will not reduce a Guaranteed Period Amount's value below the premiums paid or amount transferred into the Guaranteed Peri-od, less any withdrawals and transfers from that Guaranteed Period, plus in-terest at the 3% guaranteed effective annual rate.

EXAMPLES OF EXCESS INTEREST ADJUSTMENT

  Assume $10,000 is paid into a 3 year Guaranteed Period which guarantees a 5% interest rate. This produces a gross (i.e. before premium taxes, if any) Annu-ity Purchase Value of $10,542.78 after 1 year and 1 month and $11,115.02 after 2 years and 2 months.

  EXAMPLE 1: Complete withdrawal after 1 year and 1 month, assuming the cur-rent interest rate on the 3 year option at that time is 3.5%.

              EIA = $10,542.78 x (.05 - .035) x (23/12) = $303.10

  EXAMPLE 2: Complete withdrawal after 1 year and 1 month, assuming the cur-rent interest rate on the 3 year option at that time is 6.5%.

             EIA = $10,542.78 x (.05 - .065) x (23/12) = -$303.10

                     ------------------------------------

  The Excess Interest Adjustment is reduced to -$217.38 because of the 3% guaranteed interest rate floor.

  EXAMPLE 3: $11,115.02 gross withdrawal after 2 years and 2 months, assuming the current interest rate on the 1 year option at that time is 3.0%.

              EIA = $11,115.02 x (.05 - .03) x (10/12) = $185.25

  EXAMPLE: 4: $11,115.02 gross withdrawal after 2 years and 2 months, assuming the current interest rate on the 1 year option at that time is 7.0% .

              EIA = $11,115.02 x (.05 - .07) x (10/12) = -$185.25

  The Excess Interest Adjustment in this example is smaller than the 3% guar-anteed interest rate floor would provide, so it is not adjusted.

                                   APPENDIX B

                     ------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                           Page
The Certificate - General Provisions......................................   2
  Participants and Policy Owners..........................................   2
  Entire Contract.........................................................   2
  Deferment of Payment and Transfers......................................   2
  Misstatement of Age or Sex..............................................   2
  Reallocation of Annuity Purchase Value After the Annuity Commencement
    Date..................................................................   3
  Assignment..............................................................   3
  Evidence of Survival....................................................   3
  Non-Participating.......................................................   3
  Amendments..............................................................   4
  Section 403(b) Representations..........................................   4
  Statement Pursuant to Rule 6e-7:
    Texas Optional Retirement Program.....................................   4
Taxation of PFL...........................................................   4
Investment Experience.....................................................   4
State Regulation of PFL...................................................   7
Administration............................................................   7
Records and Reports.......................................................   7
Distribution of the Certificates..........................................   7
Custody of Assets.........................................................   8
Historical Performance Data...............................................   8
  Subaccount Yields.......................................................   8
  Total Returns...........................................................   9
  Other Performance Data..................................................   9
Legal Matters.............................................................  10
Independent Auditors......................................................  10
Other Information.........................................................  10
Financial Statements......................................................  10

                      STATEMENT OF ADDITIONAL INFORMATION

                   THE WRIGHT MANAGED BLUE CHIP SERIES TRUST

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 1997, as supplemented from time to time, which is incorporated herein by reference, for Wright Near Term Bond Portfolio, Wright Total Return Bond Portfolio, Wright Selected Blue Chip Portfolio, and Wright International Blue Chip Portfolio, each a series of The Wright Managed Blue Chip Series Trust (the "Trust"). The Prospectus may be obtained from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (Telephone: 800-888-9471). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

______________________________________________________________________________

                               TABLE OF CONTENTS

                                                        Page
     GENERAL INFORMATION................................   2
     ADDITIONAL DESCRIPTION OF INVESTMENTS..............   2
     INVESTMENT RESTRICTIONS............................   7
     PERFORMANCE INFORMATION............................   9
       Total Return.....................................   9
       Yield............................................  10
     PORTFOLIO TRANSACTIONS.............................  11
     MANAGEMENT OF THE TRUST............................  13
       Officers and Trustees............................  13
       The Investment Adviser...........................  15
       The Administrator................................  16
       Custodian........................................  17
       Independent Certified Public Accountants.........  18
       Legal Matters....................................  18
     NET ASSET VALUE....................................  18
     TAXES..............................................  19
       Federal Income Taxes.............................  19
     FINANCIAL STATEMENTS...............................  22
     APPENDIX...........................................  44

______________________________________________________________________________

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

     The date of this Statement of Additional Information is May 1, 1997.

                              GENERAL INFORMATION

  The Trust did not have the initial capitalization required by Section 14(a) of the Investment Company Act of 1940 (the "1940 Act") in reliance upon Rule 14a-2 under the 1940 Act and PFL Life acting as a "promoter" of the Trust.

  The Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if only the interests of a particular Portfolio are affected, a majority of such Portfolio's outstanding shares. The Trustees are authorized to make amendments to the Declaration of Trust that do not have a material adverse effect on the interests of shareholders. The Trust may be terminated (i) upon the sale of the Trust's assets to another investment company, if approved by the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees recommend such sale of assets, the approval by the vote of a majority of the Trust's outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by a majority of its Trustees or by the vote of a majority of the Trust's outstanding shares. If not so terminated, the Trust may continue indefinitely.

  The Trust's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Trust has been advised by counsel that the risk of any shareholder incurring any liability for the obligations of a Trust is extremely remote. The Trust's investment adviser does not consider this risk to be material.

                     ADDITIONAL DESCRIPTION OF INVESTMENTS

  The investment objectives and policies of each of the Portfolios are described in the Prospectus. The following is a description of certain of the Trust's investment policies and the portfolio securities in which certain Portfolios may invest.

  U.S. GOVERNMENT, AGENCY AND INSTRUMENTALITY SECURITIES -- U.S. Government securities are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association

("GNMA"), the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association. Except for U.S. Government obligations, the securities issued or guaranteed by U.S. agencies and instrumentalities may or may not be backed by the full faith and credit of the United States. If the obligation is not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for its repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its obligations. The U.S. Government does not guarantee the yield or value of any Portfolio's investments or shares.

  MORTGAGE-RELATED SECURITIES -- GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans
- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations - are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates representing interests in such pool is guaranteed by the full faith and credit of the U.S. Government. As mortgage-backed securities, GNMA Certificates differ from bonds in that the principal is paid back by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate. As indicated below, since the unscheduled prepayment rate of the underlying mortgage pool covered by a "pass-through" security cannot be predicted with accuracy, the average life of a
particular issue of GNMA Certificates cannot be accurately   predicted.

  The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government created by Congress for the purpose of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interests in FHLMC's mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are mostly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

  The Federal National Mortgage Association ("FNMA"), a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Like GNMA Certificates and FHLMC PCs, these pass-through securities are subject to the unpredictability of unscheduled prepayments on the underlying mortgage pools.

  The mortgage-related securities in which the Portfolios may invest include GNMA, FHLMC and FNMA securities representing interests in pools of 30 year, 15 year, adjustable rate, variable rate, graduated rate and other types of mortgages. While it is not possible to accurately predict the life of a particular issue of a mortgage-backed "pass-through" security held by a Portfolio, the actual life of any such security is likely to be substantially less than the original average maturity of the mortgage pool underlying the security. This is because unscheduled early prepayments of principal on the security owned by the Portfolio will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. The prepayment assumptions for pools of 30 and 15-year mortgages are generally considered to be 12 years and seven years, respectively, but may be considerably shorter during periods of declining interest rates. Mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. A Portfolio, when the monthly payments (which may include unscheduled prepayments) on such a security are passed through to it, may be able to reinvest such payments only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through" security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased by a Portfolio at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment and will reduce the Portfolio's total return. If such a security has been purchased by a Portfolio at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

  Collateralized Mortgage Obligations ("CMOs") are debt securities issued by FHLMC and by financial institutions and other mortgage lenders which are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued with a number of classes or series which have different maturities and are retired in sequence and are the general obligations of the issuers thereof. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such morgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus the early retirement of a particular class or series of a CMO held by a Portfolio would affect the Portfolio's current and total returns in the manner indicated above. Currently, the investment adviser will consider privately issued CMOs or other mortgage-backed securities as possible investments for a Portfolio only when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities (e.g., insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Administrator of Veterans Affairs or consisting in whole or in part of U.S. Government securities).

  CORPORATE OBLIGATIONS -- As described in the Prospectus, each Portfolio may invest, subject to certain limitations, in corporate debt obligations. Rated obligations must be rated in the two highest rating categories by a nationally recognized statistical rating organization for money market instruments in any portfolio, "A" by Moody's and S&P, in the case of WTRBP, and "AA" by Moody's or "Aa" by S&P, in the case of WNTBP, WIBCP and WSBCP. Unrated obligations must be determined by the investment adviser to be of comparable quality.


  FOREIGN SECURITIES -- WIBCP may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of WIBCP, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

  It is anticipated that in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.


  FOREIGN CURRENCY EXCHANGE TRANSACTIONS -- WIBCP may engage in foreign currency exchange transactions. Investments in securities of foreign companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries. In addition, assets of WIBCP may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of WIBCP's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although WIBCP values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. WIBCP may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. WIBCP will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to WIBCP at one rate, while offering a lesser rate of exchange should WIBCP desire to resell that currency to the dealer. WIBCP does not intend to speculate in foreign currency exchange rates.

  As an alternative to spot transactions, WIBCP may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") or purchase currency call or put options. A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although a forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades, WIBCP will use segregated accounts for forward purchase transactions. WIBCP intends to enter into such contracts only on net terms. The purchase of a put or call option is an alternative to the purchase or sale of forward contracts and will be used if the option premiums are less then those in the forward contract market.

  WIBCP may enter into forward contracts or purchase currency options only under two circumstances. First, when WIBCP enters into a contract for the purchase or sale of a security dominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable WIBCP to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date of payment for the security.

  Second, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, WIBCP may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain.

  WIBCP's custodian will place cash or liquid securities in a segregated account. The amount of such segregated assets will be at least equal to the value of WIBCP's total assets committed to the consummation of forward contracts involving the purchase of forward currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the amount will equal the amount of WIBCP's commitments with respect to such contracts.

  At the maturity of a forward contract, WIBCP may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, WIBCP may retain the security and terminae its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

  It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for WIBCP to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if WIBCP intends to sell the security and the market value of the security is less than the amount of foreign currency that WIBCP is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that WIBCP is obligated to deliver.

  If WIBCP retains the portfolio security and engages in an offsetting transaction, WIBCP will incur a gain or a loss (as described below) to the extent that there has been a change in forward contract prices. If WIBCP engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date WIBCP enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, WIBCP will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, WIBCP will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  WIBCP will not speculate in forward contracts and will limit its transactions in such contracts to those described above. Of course, WIBCP is not required to enter into such transactions with respect to portfolio securities quoted or denominated in a foreign currency and will not do so unless deemed appropriate by its investment adviser. This method of protecting the value of WIBCP's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which WIBCP can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.


  LENDING PORTFOLIO SECURITIES -- A Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. A Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.


  BORROWINGS -- Each Portfolio may borrow money in an amount equal to 1/3 of its net assets for temporary or emergency purposes or for the clearance of transactions. A Portfolio will not purchase additional securities while such borrowings exceed 5% of such Portfolio's total assets.



                            INVESTMENT RESTRICTIONS


  The following investment restrictions have been adopted by the Trust on behalf of each Portfolio and may be changed only by the vote of a majority of a Portfolio's outstanding voting securities, as defined in the 1940 Act. Accordingly, each Portfolio may not:

     (1) Borrow money in excess of 1/3 of the current market value of the net assets of such Portfolio (excluding the amount borrowed) and then only if such borrowing is incurred as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly sale of portfolio securities to accommodate redemption requests; or issue any securities other than its shares of beneficial interest except as appropriate to evidence indebtedness which such Portfolio is permitted to incur;

     (2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For purposes of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts shall not be deemed to be a mortgage, pledge or hypothecation);

     (3) Invest more than 5% of its total assets taken at current market value in the securities of any one issuer or purchase more than 10% of the voting securities of any one issuer;

     (4) Purchase or retain securities of any issuer if 5% of the issuer's securities are owned by those officers and Trustees of the Trust or its investment adviser who own individually more than 1/2 of 1% of the issuer's securities;

     (5) Purchase securities on margin or make short sales, except that such Portfolio may make short sales against the box;

     (6) Buy or sell real estate, commodities, or commodity contracts unless acquired as a result of ownership of securities; except that the Portfolio may purchase and sell futures contracts on securities, indices, currency and other financial instruments and options on futures contracts;

     (7) Purchase any securities which would cause more than 25% of the market value of such Portfolio's total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (8) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

     (9) Make loans, except (i) through the loan of a portfolio security, (ii) by entering into repurchase agreements and (iii) to the extent that the purchase of debt instruments for the Portfolio in accordance with the Portfolio's investment objective and policies may be deemed to be loans;

    (10) Purchase from or sell to any of its Trustees and officers, its administrator, investment adviser, or principal underwriter, if any, or the officers and directors of said administrator, investment adviser or principal underwriter, portfolio securities; or

    (11)  Issue senior securities, except as permitted under (1).

     In addition to the foregoing fundamental investment restrictions, each Portfolio has adopted the following nonfundamental policies which reflect the intentions of the Trustees under current circumstances. Unlike the fundamental investment restrictions, these policies may be changed at any time by the Trustees without shareholder approval. Each Portfolio will not: purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; purchase warrants of any issuer if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York or American Stock Exchanges and more than 5% of the value of its total assets would be invested in warrants, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by such Portfolio in units or attached to securities; or enter into repurchase agreements maturing in more than seven days or invest in illiquid or restricted securities if, as a result, more than 15% of the Portfolio's net assets would be invested in such repurchase agreements and securities.

     If a percentage restriction contained in the Portfolio's investment restrictions or policies is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the Portfolio's net assets will not be considered a violation of such restrictions.


                            PERFORMANCE INFORMATION


     Each Portfolio may from time to time report its yield and total return in advertisements, reports to shareholders and other sales material. Total return and yield will be computed as described below.

TOTAL RETURN

     The average annual total return of each Portfolio is determined for a particular period by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the maximum public offering price (i.e. net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Portfolio during that period. This calculation assumes that all dividends and distributions are re invested at net asset value on the reinvestment dates during the period. The formula can be expressed as follows:

                                      [ ( Ending  Value )/1/\n\     ]
                                          -------------
    Average Annual Total Return  =    [ ( Starting Value)       - 1 ] x  100

          where Starting Value equals $1,000 and n = number of years.


     In addition, each Portfolio may provide total return information for other designated periods, such as for the most recent six months or most recent 12 months. This total return information is computed as described above except that no annualization is made.

     The average annual total return of each Portfolio for the one-year period ended December 31, 1996 and from inception to December 31, 1996 are shown in the table below:

                                            One Year     Inception To  Inception
                                         Ended 12/31/96    12/31/96       Date
--------------------------------------------------------------------------------
Wright Near Term Bond Portfolio               2.72%          3.22%      1/6/94
Wright Selected Blue Chip Portfolio          22.80%         13.35%      1/6/94
Wright Total Return Portfolio                 1.00%          2.87%     12/7/93
Wright International Blue Chip Portfolio     17.40%          5.74%      1/6/94
--------------------------------------------------------------------------------

     During the periods ended December 31, 1996, the operating expenses of the Portfolios were reduced either by a reduction of the investment adviser fee, the administrator fee, and the allocation of expenses to the investment adviser, or a combination of these. Had such actions not been undertaken, the Portfolios would have had lower returns.

     The total investment return does not reflect expenses that apply to the separate account or policies. If these charges had been included, the total return would be reduced.


YIELD

     The yield of each Portfolio is computed by dividing its net investment income per share earned during a recent 30-day period by the maximum offering price (i.e. net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the dividends and interest earned on a Portfolio's assets during the period, with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period. The formula is as follows:

       Yield = 2    a--b + 1  /6/- 1
                    ----
                     cd

Where:


     a  =  dividends and interest earned during the period.
     b  =  expenses accrued for the period (after reductions).
     c  =  the average daily number of accumulation units outstanding during the period.
     d = the maximum offering price per accumulation unit on the last day of the period.

     NOTE: "a" is calculated for stocks by dividing the stated dividend rate for each security held during the period by 36. "a" is estimated for debt securities other than mortgage certificates by dividing the year-end market value times the yield to maturity by 360. "a" for mortgage securities, such as GNMAs, is the actual income earned. Neither discount nor premium has been amortized.

     For the 30-day period ended December 31, 1996, the yield of each of the following Portfolios was:

                                               30-Day Period Ended
                                                December 31, 1996
          --------------------------------------------------------
          Wright Near Term Bond Portfolio             2.96%

          Wright Selected Blue Chip Portfolio         1.89%

          Wright Total Return Bond Portfolio          4.72%
          --------------------------------------------------------

     Total return, yield and effective yield are based on historical earnings and are not intended to indicate future performance. Total return and yield will vary based on changes in market conditions and the level of expenses.

     A Portfolio's yield or total return may be compared to the Consumer Price Index and various domestic securities indices. A Portfolio's yield or total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

     From time to time, evaluations of a Portfolio's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. These include the rankings prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds. The Lipper performance analysis includes the reinvestment of dividends and capital gain distributions, but does not take sales charges into consideration and is prepared without regard to tax consequences.


                             PORTFOLIO TRANSACTIONS

     The investment adviser places the security transactions for each Portfolio, which in some cases may be effected in block transactions which include other accounts managed by the investment adviser. The investment adviser provides similar services directly for bank trust departments and other investment companies. In some instances, allocation of the securities to be purchased or sold, and the expenses in connection with such transaction, is made in a manner the investment adviser considers to be most equitable and consistent with its fiduciary obligations to the Trust and such other clients. Such allocation may adversely affect the size of the position obtainable by a Portfolio.

     The investment adviser seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Portfolios may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to the investment adviser for use in servicing their accounts or firms which purchase its investment services. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to the investment adviser in servicing all or less than all of its accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the Portfolios to the investment adviser is not reduced as a consequence of its receipt of such services and information. While such services and information are not expected to reduce the investment adviser's normal research activities and expenses, the investment adviser would, through use of such services and information, avoid the additional expenses which would be incurred if it attempted to develop comparable services and information through its own staff.

     Under the Investment Advisory Contract, the investment adviser has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. The Investment Advisory Contract expressly authorizes the selection of a broker or dealer which charges a Portfolio a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

     Subject to the requirement that the investment adviser shall use its best efforts to seek to execute each Portfolio's security transactions at advantageous prices and at reasonably competitive commission rates, the investment adviser, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom a Portfolio's orders may be placed the fact that such firm has sold or is selling shares of the Portfolio or of other investment companies sponsored by the investment adviser.

     During the fiscal years ended December 31, 1996, 1995 and 1994, the Portfolios that were offering their shares during such periods paid the following amounts on brokerage commissions:

                                    1996    1995    1994
     ----------------------------------------------------
      WNTB(1)                           0       0       0
      WSBCP(1)                     $6,192  $3,551  $4,952
      WTRBP(2)                          0       0       0
      WIBCP(1)                     $3,221  $2,768  $2,812
     ----------------------------------------------------

  (1) Start of business, January 6, 1994.
  (2) Start of business, December 7, 1993.

                            MANAGEMENT OF THE TRUST


OFFICERS AND TRUSTEES

     The officers and Trustees of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are "interested persons," as defined in the 1940 Act, of the Trust, Wright, The Winthrop Corporation ("Winthrop"), Eaton Vance, Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"), or Eaton Vance's parent company, Eaton Vance Corp. ("EVC"), or Eaton Vance's Trustee, Eaton Vance, Inc. ("EV"), by virtue of their affiliation with the Trust, Wright, Winthrop, Eaton Vance, EVC or EV, are indicated by an asterisk (*).

PETER M. DONOVAN (54), President and Trustee*
President, Chief Executive Officer and Director of Wright and Winthrop; Vice President, Treasurer and a Director of Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

H. DAY BRIGHAM, JR. (70), Vice President, Secretary and Trustee*
Retired Vice President, Chairman of the Management Committee and Chief Legal Officer of Eaton Vance, EVC, BMR and EV and Director, EVC and EV; Director of Wright and Winthrop since February, 1997.
Address: 92 Reservoir Avenue, Chestnut Hill, MA 02167

WINTHROP S. EMMET (86), Trustee
Retired New York City Attorney at Law; Trust Officer, First National City Bank, New York, NY (1963-1971).
Address: Box 327, West Center Road, West Stockbridge, MA 01266

A.M. MOODY III (60), Vice President & Trustee*
Senior Vice President, Wright and Winthrop; President, Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

LLOYD F. PIERCE (78), Trustee
Retired Vice Chairman (prior to 1984 - President), People's Bank, Bridgeport, CT; Member, Board of Trustees, People's Bank, Bridgeport, CT; Board of Directors, Southern Connecticut Gas Company; Chairman, Board of Directors COSINE.
Address: 125 Gull Circle North, Daytona Beach, FL 32119

RICHARD E. TABER (48), Trustee
Chairman and Chief Executive Officer of First County Bank, Stamford, CT (1989-present). Mr. Taber was appointed as a Trustee of the Trust on March 18, 1997.
Address: 117 Prospect Street, Stamford, CT 06901

RAYMOND VAN HOUTTE (72), Trustee
President Emeritus and Counselor of The Tompkins County Trust Co., Ithaca, NY (since January 1989); President and Chief Executive Officer, The Tompkins County Trust Company (1973-1988); President, New York State Bankers Association (1987-
1988); Director, McGraw Housing Company, Inc., Deanco, Inc., Evaporated Metal Products and Tompkins County Area Development, Inc.
Address: One Strawberry Lane, Ithaca, NY 14850

JUDITH R. CORCHARD (58), Vice President
Executive Vice President, Investment Management: Senior Investment Officer; Chairman of the Investment Committee and Director Wright and Winthrop.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

JAMES L. O'CONNOR (52), Treasurer
Vice President of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

JANET E. SANDERS (61), Assistant Secretary and Assistant Treasurer
Vice President of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

WILLIAM J. AUSTIN, JR. (45), Assistant Treasurer
Assistant Vice President of Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

     All of the Trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust (except Mr. Miles), Catholic Values Investment Trust and The Wright Blue Chip Master Portfolio Trust. The fees and expenses of those Trustees (Messrs. Emmet, Pierce, Taber and Van Houtte) who are not "interested persons" of the Trust and of Mr. Brigham are paid by the Portfolios. They also receive additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are employees of Wright receive no compensation from the Trust. The Trust does not have a retirement plan for its Trustees. Beginning in 1997, Mr. Brigham will receive compensation of $1,250 from the Trust and $6,000 in total compensation from the complex. Mr. Taber, appointed a Trustee on March 18, 1997, will receive compensation of $1,250 from the Trust and $5,000 in total compensation from the complex. For Trustee compensation from the Trust for the fiscal year ended December 31, 1996 and for the total compensation paid to the Trustees from the Wright Fund complex for the fiscal year ended December 31, 1996, see the following table.

                                COMPENSATION TABLE

                              Aggregate Compensation     Pension    Estimated     Total
                              From The Wright Managed    Benefits   Annual     Compensation
Trustees                      Blue Chip Series Trust     Accrued    Benefits      Paid(1)
--------                      -----------------------    --------   --------      -------
Winthrop S. Emmet                       $1,250             None       None          $5,000
Leland Miles                            $   --             None       None          $3,750
Lloyd F. Pierce                         $1,250             None       None          $5,000
George R. Prefer(2)                     $  750             None       None          $3,000
Raymond Van Houtte                      $1,250             None       None          $5,000

(1) Total compensation paid is from the The Wright Managed Blue Chip Series Trust (6 Portfolios) and the other funds in the Wright Fund complex (29 funds) for a total of 35 funds.
(2)  Mr. Prefer resigned as a Trustee on September 18, 1996.

     Messrs. Emmet, Pierce and Van Houtte are members of the Special Nominating Committee of the Trustees. The Special Nominating Committee's function is selecting and nominating individuals to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, Eaton Vance, Wright or Winthrop. The Trust does not have a designated audit committee since the full board performs the functions of such committee.


THE INVESTMENT ADVISER

     The Trust has engaged The Winthrop Corporation ("Winthrop"), to act as the Portfolio's investment adviser pursuant to an Investment Advisory Contract. Pursuant to a service agreement effective February 1, 1996 between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. ("Wright"), Wright, acting under the general supervision of the Trust's Trustees, furnishes each Portfolio with investment advice and management services. Winthrop supervises Wright's performance of this function and retains its contractual obligations under its Investment Advisory Contract with each Portfolio. The estate of John Winthrop Wright may be considered a controlling person of Winthrop and Wright by reason of its ownership of 29% of the outstanding shares of Winthrop. The Trustees of the Trust are responsible for the general oversight of the conduct of each Portfolio's business. An affiliate of the investment adviser receives an annual service fee of .50% of the annuity purchase value from PFL for acting as principal underwriter of the Contracts.

     Pursuant to the Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the Portfolios, will furnish continuously an investment program with respect to the Portfolios, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the Portfolios investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or Trustees of the Trust. In return for these services, each Portfolio is obligated to pay a monthly advisory fee calculated at the rates set forth in the Portfolio's current Prospectus.

     The following table sets forth the net assets of each Portfolio as at December 31, 1996, and the advisory fee earned during the fiscal years ended December 31, 1996, 1995 and 1994.

                                                        Aggregate     Fee Earned      Fee Earned      Fee Earned
                                                           Net      for the Fiscal  for the Fiscal  for the Fiscal
                                                          Assets      Year Ended      Year Ended      Year Ended
PORTFOLIOS                                             12/31/96        12/31/96        12/31/95        12/31/94
------------------------------------------------------------------------------------------------------------------
Wright Near Term Bond Portfolio (WNTBP)*(1)             $  652,453       $   1,772       $   1,563       $   1,921
Wright Total Return Bond Portfolio (WTRBP)(2)           $  789,492       $   2,936       $   2,034       $   1,861
Wright Selected Blue Chip Portfolio (WSBCP)*(3)         $2,668,464       $  16,989       $  11,367       $   5,488
Wright International Blue Chip Portfolio (WIBCP)*(4)    $1,457,072       $  10,298       $   9,690       $   5,535
------------------------------------------------------------------------------------------------------------------

 *  Start of business, January 6, 1994.
(1) For the fiscal years ended December 31, 1996, 1995 and 1994, WNTBP made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $29,128, $29,915 and $16,824, respectively, of expenses related to the operation of such Portfolio.
(2) For the fiscal years ended December 31, 1996, 1995 and 1994, WTRBP made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $23,698, $29,886 and $23,275, respectively, of expenses related to the operation of such Portfolio.
(3) For the fiscal years ended December 31, 1996, 1995 and 1994, WSBCP made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $0, $7,494 and $12,240, respectively, of expenses related to the operation of such Portfolio.
(4) For the fiscal years ended December 31, 1996, 1995 and 1994, WIBCP made a reduction of its advisory fee in the full amount of such fee and Wright was allocated $15,486, $12,813 and $13,935, respectively, of expenses related to the operation of such Portfolio.


THE ADMINISTRATOR

     The Trust has engaged Eaton Vance to act as the administrator for each Portfolio. For its services under the Administration Agreement, Eaton Vance receives monthly administration fees based on the net assets of each Portfolio at the annual rates set forth in the Portfolio's current Prospectus. The following table sets forth the administration fees that would have been earned, absent a fee reduction, from each Portfolio for the fiscal years ended December 31, 1996, 1995 and 1994.

                                                      Administration Fees Paid
                                                for the Fiscal Year Ended December 31
                                                -------------------------------------
PORTFOLIOS                                            1996(1)   1995(1)   1994(1)
-------------------------------------------------------------------------------------
Wright Near Term Bond Portfolio (WNTBP)*              $  197     $ 174     $ 214
Wright Total Return Bond Portfolio (WTRBP)            $  326     $ 226     $ 207
Wright Selected Blue Chip Portfolio (WSBCP)*          $1,307     $ 874     $ 422
Wright International Blue Chip Portfolio (WIBCP)*     $  644     $ 606     $ 346
-------------------------------------------------------------------------------------

 *  Start of business, January 6, 1994.
(1) Eaton Vance made a reduction of the administration fee in the full amount for each Portfolio.

     Eaton Vance and EV are both wholly owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of March 31, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders, who are officers of the Trust, are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Administration Agreement.

     EVC owns all of the stock of Energex Energy Corporation which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all of the stock of Fulcrum Management, Inc. and Min Ven, Inc., which are engaged in precious metal mining venture investment and management. EVC, EV, Eaton Vance and BMR may also enter into other businesses.

     The Trust's Investment Advisory Contract and Administration Agreement will remain in effect until February 28, 1998. The Trust's Investment Advisory Contract may be continued with respect to a Portfolio from year to year thereafter so long as such continuance after February 28, 1998 is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of that Portfolio. The Trust's Administration Agreement may be continued from year to year after February 28, 1998 so long as such continuance is approved annually by the vote of a majority of the Trustees. Each agreement may be terminated as to a Portfolio at any time without penalty on sixty (60) days' written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of that Portfolio, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the Trust for any loss incurred.


CUSTODIAN

     Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts acts as custodian for each of the Portfolios. IBT, directly or through subcustodians, has the custody of all cash and securities of the Portfolios, maintains the Portfolios' general ledgers and computes daily the net asset value per share of each Portfolio. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolios' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Portfolios. A portion of the custody fee for each Portfolio is based upon the Trust's aggregate assets, the fees so determined being then allocated among the Portfolios relative to their size. These fees are then reduced by a credit for a Portfolio's cash balances at IBT equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to such Portfolio's average daily collected balances for the week. In addition, each Portfolio pays a fee based on the number of portfolio transactions and a fee for bookkeeping and valuation services.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts are the Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


LEGAL MATTERS

     Certain legal matters are passed on for the Trust by Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.


                                NET ASSET VALUE

     Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be the over-the-counter market, will be valued at the most recently quoted bid price provided by the principal market makers.

     With respect to WIBCP, foreign securities traded outside the United States are generally valued as of the time their trading is completed, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of WIBCP's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trustees. All securities and other assets of WIBCP initially quoted or denominated in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

      In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The Trustees periodically review such procedures. The fair value of such securities is generally determined to be the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.


                                     TAXES

FEDERAL INCOME TAXES

     In order to qualify as a regulated investment company as described in the Prospectus, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options and forward contracts) derived with respect to its business of investing in such stocks or securities; (2) derive less than 30% of its gross income in each taxable year from the sale or other disposition of stocks or securities and certain other investments held less than three months; and (3) diversify its holdings in compliance with the diversification requirements of Subchapter M of the Code so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to not more than 5% of the value of the Portfolio's total (gross) assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in securities of any one issuer (other than U.S. Government securities) or certain other issuers controlled by the Portfolio.

     As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and net capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its investment company taxable income (i.e., all of its net taxable income other than the excess, if any, of net long-term capital gain over net short-term capital loss ("net capital gain")) for the taxable year is distributed in accordance with applicable timing requirements, but will be subject to tax at regular corporate rates on any investment company taxable income or net capital gain that is not so distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been received by shareholders on December 31, if the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year. A Portfolio's distributions from investment company taxable income and net capital gain are generally treated as ordinary income and long-term capital gain, respectively, under the Code. Insurance companies should consult their own tax advisers regarding the tax rules governing their treatment upon receipt of these distributions and the proceeds of share redemptions (including exchanges).

     Each Portfolio will not be subject to federal excise tax or the related distribution requirements for any taxable year in which all of its shares are held by segregated asset accounts of life insurance companies held in connection with variable contracts or are attributable to certain "seed money" in accordance with Section 4982(f) of the Code.

     Investment by a Portfolio in the stock of a "passive foreign investment company" may cause the Portfolio to recognize income prior to the receipt of distributions from such a company or to become subject to tax upon the receipt of certain excess distributions from, or upon disposition of its stock of, such a company, although an election may in some cases be available that would ameliorate some of these adverse tax consequences.

     Each Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account and, because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, the assets of a Portfolio, that may be represented by any one, two, three and four investments. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally result in treatment of the variable contract holders other than as described in the applicable variable contract prospectus, including inclusion in ordinary income of income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

     The Trust may therefore find it necessary to take action to seek to ensure that a Contract continues to qualify as a Contract under federal tax laws, although the insurance company that maintains each segregated asset account is responsible for ensuring that the assets held in that account satisfy the diversification requirements of Section 817(h) of the Code and the applicable regulations and the Trust itself can control only the assets held within the Portfolios. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio.

     The Portfolios are not subject to Massachusetts corporate excise or franchise tax. Provided that a Portfolio qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

                    WRIGHT NEAR TERM BOND PORTFOLIO (WNTBP)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996


=======================================================================================================
Face                                          Coupon   Maturity   Market             Current  Yield To
Amount       Description                       Rate      Date     Price     Value    Yield(1) Maturity(1)
-------------------------------------------------------------------------------------------------------
$ 25,000     U.S. Treasury Note               4.750%   2/15/97  $ 99.891  $ 24,973    4.76%    5.48%
  55,000     U.S. Treasury Note               5.625%   8/31/97   100.031    55,017    5.62%    5.51%
  50,000     U.S. Treasury Note               6.000%   9/30/98   100.250    50,125    5.99%    5.82%
 100,000     U.S. Treasury Note               5.875%   3/31/99    99.906    99,906    5.88%    5.92%
 100,000     U.S. Treasury Note               5.625%   2/28/01    98.016    98,016    5.74%    6.18%
  40,000     Federal Nat'l Mortgage Assoc.    7.000%   8/11/99   100.562    40,225    6.96%    6.82%
 100,000     Federal Nat'l Mortgage Assoc.    5.861%   1/01/27   100.531   100,531    5.83%    N/C
  50,000     Federal Farm Credit Banks        8.650%  10/01/99   106.172    53,086    8.15%    6.09%
  50,000     Federal Home Loan Banks          7.780%   2/03/00   104.344    52,172    7.46%    6.24%
  40,000     Student Loan Marketing Assoc.    7.500%   3/08/00   103.609    41,444    7.24%    6.24%
                                                                          --------
Total Investments (identified cost, $612,547) -- 94.3%                    $615,495    6.24%    6.01%
                                                                                      =====    =====

Other Assets, less Liabilities -- 5.7%                                      36,958
                                                                          --------

Net Assets -- 100.0%                                                      $652,453
                                                                          ========

Average Maturity -- 2.9 Years(1)


(1) Unaudited.

See notes to financial statements

                        WRIGHT NEAR TERM BOND PORTFOLIO

================================================================================

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
-------------------------------------------------------------------
ASSETS:

 Investments --
  Identified cost................................   $ 612,547
  Unrealized appreciation........................       2,948
                                                    ---------
    Total value (Note 1A)........................   $ 615,495

 Cash ...........................................      25,727
 Interest receivable.............................      10,879
 Deferred organizational costs (Note 1E).........       3,529
 Receivable from Investment Adviser..............       4,128
                                                    ---------
    Total Assets.................................   $ 659,758
                                                    ---------


LIABILITIES:
 Payable for Fund shares reacquired..............   $     516
 Trustees fees payable...........................          63
 Accrued expenses................................       6,726
                                                    ---------
    Total Liabilities............................   $   7,305
                                                    ---------
NET ASSETS.......................................   $ 652,453
                                                    =========

NET ASSETS CONSIST OF:

Paid-in capital..................................   $ 663,980
Accumulated net realized loss on investment
 transactions....................................     (14,475)
Unrealized appreciation of investments...........       2,948
                                                    ---------
 Net assets applicable to outstanding shares.....   $ 652,453
                                                    =========
SHARES OF BENEFICIAL INTEREST
 OUTSTANDING.....................................      67,238
                                                    =========
NET ASSET VALUE, OFFERING PRICE,
 AND REDEMPTION PRICE PER SHARE
 OF BENEFICIAL INTEREST..........................   $    9.70
                                                    =========

                            STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 1996
-------------------------------------------------------------------
INVESTMENT INCOME:

Income --
 Interest........................................   $  21,271
                                                    ---------

Expenses --
 Investment Adviser fee (Note 3).................   $   1,772
 Administrator fee (Note 3)......................         197
 Compensation of Trustees not affiliated with
   the Investment Adviser or Administrator.......       2,666
 Custodian fee (Note 1D).........................      18,144
 Amortization of organization expense
   (Note 1E).....................................       1,753
 Audit...........................................       9,300
 Legal...........................................         719
 Printing........................................         745
 Registration costs..............................         813
 Miscellaneous...................................         818
                                                    ---------
     Total expenses..............................   $  36,927
                                                    ---------


Deduct --
 Reduction of Custodian fee (Note 1D)............   $   2,294
 Reduction of Investment Adviser fee (Note 3)....       1,772
 Reduction of Administrator fee (Note 3).........         197
 Allocation of expense to the
   Investment Adviser (Note 3)...................      29,128
                                                    ---------
    Total deducted...............................   $  33,391
                                                    ---------
     Net expenses................................   $   3,536
                                                    ---------
      Net investment income......................     $17,735
                                                    ---------


REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investment transactions.....   $     560
Change in unrealized appreciation of investments.      (8,161)
                                                    ---------
 Net realized and unrealized loss................   $  (7,601)
                                                    ---------
 Net increase in net assets from operations......   $  10,134
                                                    =========

                        WRIGHT NEAR TERM BOND PORTFOLIO

================================================================================

                                                                            Year Ended December 31,
                                                                    -----------------------------------

STATEMENTS OF CHANGES IN NET ASSETS                                            1996         1995
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

From operations --
  Net investment income.....................................................  $ 17,735   $  16,003
  Net realized gain (loss) on investment transactions.......................       560      (9,163)
  Change in unrealized appreciation of investments..........................    (8,161)     29,353
                                                                              --------   ---------

   Increase in net assets from operations...................................  $ 10,134   $  36,193

Distributions to shareholders from net investment income (Note 2)...........   (17,735)    (16,003)
Net increase (decrease) from fund share transactions (Note 4)...............   333,490    (145,114)
                                                                              --------   ---------
   Net increase (decrease) in net assets....................................  $325,889   $(124,924)


NET ASSETS:

  At beginning of year......................................................   326,564     451,488
                                                                              --------   ---------

  At end of year............................................................  $652,453   $ 326,564
                                                                              ========   =========

See notes to financial statements

                  WRIGHT TOTAL RETURN BOND PORTFOLIO (WTRBP)
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996


================================================================================

Face                                            Coupon       Maturity       Market                 Current     Yield To
Amount           Description                     Rate          Date          Price       Value     Yield(1)    Maturity(1)
----------------------------------------------------------------------------------------------------------------------------
 $ 50,000      Federal Farm Credit Bank         5.270%       2/01/99       $ 98.516     $ 49,258     5.35%        6.14%
   50,000      Federal Home Loan Banks          7.780%       2/03/00        104.344       52,172     7.46%        6.24%
   50,000      Tennessee Valley Authority       6.125%       7/15/03         96.906       48,453     6.32%        6.70%
   25,000      Bellsouth Telecommunication      7.000%       2/01/05        101.516       25,379     6.90%        6.74%
   50,000      Federal Nat'l Mortgage Assoc.    7.490%       3/02/05        105.094       52,547     7.13%        6.61%
  135,000      U.S. Treasury Bond               6.500%       8/15/05        100.641      135,865     6.46%        6.41%
   30,000      Duke Power Co.                   7.000%       9/01/05         99.526       29,858     7.03%        7.08%
  110,000      U.S. Treasury Bond               5.875%      11/15/05         96.422      106,064     6.09%        6.41%
   20,000      AT&T Corp.                       7.750%       3/01/07        106.028       21,206     7.31%        6.89%
   50,000      U.S. Treasury Bond               7.500%      11/15/16        108.250       54,125     6.93%        6.74%
  175,000      GNMA Pool #442193                7.500%      12/15/26        100.031      175,054     7.50%        N/C
                                                                                      ----------

Total Investments (identified cost, $740,896) -- 95.0%                                  $749,981     6.73%        6.47%
                                                                                                    ======       ======


Other Assets, less Liabilities -- 5.0%                                                    39,511
                                                                                      ----------

Net Assets -- 100.0%                                                                    $789,492
                                                                                      ==========


Average Maturity -- 13.4 Years(1)

(1) Unaudited.



See notes to financial statement

                      WRIGHT TOTAL RETURN BOND PORTFOLIO

================================================================================

                 STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1996
------------------------------------------------------------------
ASSETS:

 Investments --
   Identified cost..................................   $   740,896
   Unrealized appreciation..........................         9,085
                                                       -----------
    Total value (Note 1A)...........................   $   749,981

 Cash...............................................        26,054
 Interest receivable................................        13,029
 Deferred organizational costs (Note 1E)............         3,404
 Receivable from Investment Adviser.................         3,698
                                                       -----------
     Total Assets...................................   $   796,166
                                                       -----------
LIABILITIES:
 Payable for Fund shares reacquired.................   $       672
 Trustees fees payable..............................            63
 Accrued expenses...................................         5,939
                                                       -----------
     Total Liabilities..............................   $     6,674
                                                       -----------
NET ASSETS..........................................   $   789,492
                                                       ===========
NET ASSETS CONSIST OF:

Paid-in capital.....................................   $   795,808
Accumulated net realized loss on investment
 transactions.......................................       (15,365)
Unrealized appreciation of investments..............         9,085
Distributions in excess of net investment income....           (36)
                                                       -----------
 Net assets applicable to outstanding shares........   $   789,492
                                                       ===========
SHARES OF BENEFICIAL INTEREST
 OUTSTANDING........................................        83,411
                                                       ===========
NET ASSET VALUE, OFFERING PRICE,
 AND REDEMPTION PRICE PER SHARE
 OF BENEFICIAL INTEREST.............................         $9.47
                                                       ===========

                   STATEMENT OF OPERATIONS

             For the Year Ended December 31, 1996
------------------------------------------------------------------
INVESTMENT INCOME:

Income --
 Interest...........................................   $    37,009
                                                       -----------
Expenses --
 Investment Adviser fee (Note 3)....................   $     2,936
 Administrator fee (Note 3).........................           326
 Amortization of organization expense
  (Note 1E).........................................         1,748
 Compensation of Trustees not affiliated with
  the Investment Adviser or Administrator...........         1,490
 Custodian fee (Note 1D)............................        19,819
 Audit services.....................................         6,800
 Legal..............................................           719
 Printing...........................................           573
 Registration costs.................................           796
 Miscellaneous......................................            --
                                                       -----------
   Total expenses...................................   $    35,207
                                                       -----------


Deduct --
 Reduction of Custodian fee (Note 1D)...............   $     2,375
 Reduction of Investment Adviser fee (Note 3).......         2,936
 Reduction of Administrator fee (Note 3)............           326
 Allocation of expense to the
  Investment Adviser (Note 3).......................        23,698
                                                       -----------
   Total deducted...................................   $    29,335
                                                       -----------
   Net expenses.....................................   $     5,872
                                                       -----------
   Net investment income............................   $    31,137
                                                       -----------

REALIZED AND UNREALIZED LOSS:

Net realized loss on investment transactions........   $      (831)
Change in unrealized appreciation of investments....       (17,000)
                                                       -----------
   Net realized and unrealized loss.................   $   (17,831)
                                                       -----------
Net increase in net assets from operations..........   $    13,306
                                                       ===========

                      WRIGHT TOTAL RETURN BOND PORTFOLIO

================================================================================

                                                                             Year Ended December 31,
                                                                    ----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                       1996               1995
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 From operations --
  Net investment income...........................................     $ 31,137            $ 22,992
  Net realized loss on investment transactions....................         (831)            (13,757)
  Change in unrealized appreciation of investments................      (17,000)             65,400
                                                                       --------            --------
   Increase in net assets from operations.........................     $ 13,306            $ 74,635
                                                                       --------            --------

 Distributions to shareholders --
  From net investment income (Note 2).............................      (31,137)           $(22,992)
  In excess of net investment income..............................          (36)                --
                                                                       --------            --------
   Total distributions............................................      (31,173)           $(22,992)
                                                                       --------            --------
  Net increase (decrease) from fund share transactions
   (Note 4).......................................................     $269,677            $(34,344)
                                                                       --------            --------
   Net increase in net assets.....................................     $251,810            $ 17,299

NET ASSETS:

 At beginning of year.............................................      537,682             520,383
                                                                       --------            --------

 At end of year...................................................     $789,492            $537,682
                                                                       ========            ========

DISTRIBUTIONS IN EXCESS
OF NET INVESTMENT INCOME..........................................     $    (36)           $    --
                                                                       ========            ========

See notes to financial statements

                  WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

================================================================================

                                        Shares      Value
--------------------------------------------------------------------------------

         EQUITY INTERESTS -- 92.7%

APPAREL -- 2.0%
VF Corp.............................     800   $    54,000
                                               -----------

AUTOMOTIVE -- 4.5%
Eaton Corporation...................     900   $    62,775
Echlin Inc..........................   1,800        56,925
                                               -----------

                                               $   119,700
                                               -----------

CHEMICALS -- 8.2%
Goodyear Tire & Rubber..............   1,000   $    51,375
Morton International Inc............   1,300        52,975
PPG Industries, Incorporated........     900        50,513
Rohm & Haas Company.................     800        65,300
                                               -----------

                                               $   220,163
                                               -----------


CONSTRUCTION -- 8.1%
Fleetwood Enterprises, Inc..........   1,900   $    52,250
Medusa..............................   1,500        51,562
Toll Brothers.......................   3,000        58,500
Vulcan Materials Co.................     900        54,788
                                               -----------
                                               $   217,100
                                               -----------
DIVERSIFIED -- 2.0%
Crane Co............................   1,800       $52,200
                                               -----------

DRUGS, COSMETICS & HEALTH CARE -- 3.9%
Alberto Culver Company..............   1,500   $    61,875
Bristol-Myers Squibb Co.............     400        43,500
                                               -----------

                                               $   105,375
                                               -----------



ELECTRONICS -- 9.2%
Cohu Inc............................   2,500   $    58,125
Compaq Computer.....................     700        51,975
Raytheon Company....................     900        43,313
Seagate Technology, Inc.............   1,300        51,350
Sun Microsystems, Inc.*.............   1,600        41,100
                                               -----------

                                               $   245,863
                                               -----------

FINANCIAL -- 15.8%
Bancorp Hawaii, Inc.................   1,400   $    58,800
A.G. Edwards, Inc...................   1,900        63,887
First Hawaiian, Inc.................   1,900        66,500
First Virginia Banks, Inc...........   1,200        57,450
Southern National Corp..............   1,700        61,625
Southtrust Corp.....................   1,700        59,288
Star Banc Corp......................     600        55,125
                                               -----------

                                               $   422,675
                                               -----------

MACHINERY & EQUIPMENT -- 6.0%
Briggs & Stratton Corp..............   1,200   $    52,800
Ingersoll Rand Co...................   1,200        53,400
Pitney Bowes, Inc...................   1,000        54,500
                                               -----------

                                               $   160,700
                                               -----------
METAL PRODUCERS -- 2.1%
Carpenter Technology................   1,500   $    54,937
                                               -----------


METAL PRODUCTS MANUFACTURERS -- 4.3%
Snap-On Inc.........................   1,500   $    53,437
Trinity Industries..................   1,600        60,000
                                               -----------

                                               $   113,437
                                               -----------

See notes to financial statements

                  WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
                     PORTFOLIO OF INVESTMENTS - CONTINUED
                               DECEMBER 31, 1996
================================================================================

                                Shares   Value
-----------------------------------------------
PRINTING & PUBLISHING -- 3.9%
Banta Corporation............. 1,800 $   41,175
Bowne & Co.................... 2,500     61,562
                                     ----------
                                     $  102,737
                                     ----------


RECREATION -- 7.5%
International Dairy Queen*.... 2,400 $   48,000
Luby's Cafeterias Inc.........   700     13,913
Kingworld Productions Inc..... 1,400     51,625
Ryan's Family Steak Houses.... 5,700     39,187
Sturm Ruger & Company, Inc.... 2,400     46,500
                                     ----------
                                     $  199,225
                                     ----------

RETAILERS -- 2.4%
Family Dollar Stores.......... 3,100 $   63,163
                                     ----------

TRANSPORTATION - 3.6%
ASA Holdings, Inc............. 1,900 $   41,562
Illinois Central Corp......... 1,700     54,400
                                     ----------
                                     $   95,962
                                     ----------

UTILITIES - 7.5%
DQE Inc....................... 1,600 $   46,400
Duke Power Company............ 1,100     50,875
Nipsco Industries............. 1,400     55,475
Wisconsin Energy.............. 1,800     48,375
                                     ----------
                                     $  201,125
                                     ----------

MISCELLANEOUS - 1.7%
Marshall Industries*.......... 1,500 $   45,938
                                     ----------


TOTAL EQUITY INTERESTS -- 92.7%      $2,474,300
(identified cost, $2,107,703)



OTHER ASSETS
LESS LIABILITIES -- 7.3%                194,164
                                     ----------

NET ASSETS -- 100.0%                 $2,668,464
                                     ----------

* Non-income-producing security.

See notes to financial statements

                      WRIGHT SELECTED BLUE CHIP PORTFOLIO

================================================================================

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
------------------------------------------------------------------
ASSETS:

 Investments --
  Identified cost.................................     $ 2,107,703
  Unrealized appreciation.........................         366,597
                                                       -----------
    Total value (Note 1A).........................     $ 2,474,300

 Cash.............................................         195,086
 Dividends receivable.............................           4,237
 Deferred organizational costs (Note 1E)..........           3,534
                                                       -----------
   Total Assets...................................     $ 2,677,157
                                                       -----------

LIABILITIES:
 Payable for Fund shares reacquired...............     $     2,392
 Trustees fees payable............................              63
 Accrued expenses.................................           6,238
                                                       -----------
   Total Liabilities..............................     $     8,693
                                                       -----------

NET ASSETS........................................     $ 2,668,464
                                                       ===========

NET ASSETS CONSIST OF:

Paid-in capital...................................     $ 1,834,508
Accumulated net realized gain on investment
 transactions.....................................         427,875
Undistributed net investment income...............          39,484
Unrealized appreciation of investments............         366,597
                                                       -----------
 Net assets applicable to outstanding shares......     $ 2,668,464
                                                       ===========
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.....................................         190,586
                                                       ===========
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..........................     $     14.00
                                                       ===========

                      STATEMENT OF OPERATIONS

                For the Year Ended December 31, 1996
------------------------------------------------------------------
INVESTMENT INCOME:

Income --
 Dividends........................................     $    57,614
                                                       -----------
Expenses --
 Investment Adviser fee (Note 3)..................     $    16,989
 Administrator fee (Note 3).......................           1,307
 Amortization of organization expense
  (Note 1E).......................................           1,753
 Compensation of Trustees not affiliated with
  the Investment Adviser or Administrator.........           1,459
 Custodian fee (Note 1D)..........................          18,775
 Audit............................................           8,100
 Legal............................................             719
 Printing.........................................             530
 Registration costs...............................             781
 Miscellaneous....................................           1,201
                                                       -----------
   Total expenses.................................     $    51,614
                                                       -----------

Deduct --
 Reduction of Custodian fee (Note 1D).............     $     5,565
 Reduction of Investment Adviser fee (Note 3).....          16,989
 Reduction of Administrator fee (Note 3)..........           1,307
                                                       -----------
   Total deducted.................................     $    23,861
                                                       -----------
   Net expenses...................................     $    27,753
                                                       -----------
    Net investment income.........................     $    29,861
                                                       -----------

REALIZED AND UNREALIZED GAIN:

Net realized gain on investment transactions......     $   427,875
Change in unrealized appreciation of investments..          92,485
                                                       -----------
  Net realized and unrealized gain................     $   520,360
                                                       -----------
  Net increase in net assets from operations......     $   550,221
                                                       ===========

                      WRIGHT SELECTED BLUE CHIP PORTFOLIO

================================================================================

                                                                              Year Ended December 31,
                                                                           ------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                           1996                1995
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:

  From operations --
    Net investment income...............................................   $   29,861          $   16,862
    Net realized gain on investment transactions........................      427,875              79,060
    Change in unrealized appreciation of investments....................       92,485             300,016
                                                                           ----------          ----------
      Increase in net assets from operations............................   $  550,221          $  395,938

  Distributions to shareholders from net investment income (Note 2).....       (2,069)            (13,333)
  Distributions to shareholders from net realized gain on
    investment transactions (Note 2)....................................           --             (54,284)
  Undistributed net investment income included in price of shares
    sold and redeemed (Note 1F).........................................        2,519               3,662
  Net increase (decrease) from fund share transactions (exclusive of
    amounts allocated to net investment income) (Note 4)................     (121,037)            454,382
                                                                           ----------          ----------
      Net increase in net assets........................................   $  429,634          $  786,365

NET ASSETS:

  At beginning of year..................................................    2,238,830           1,452,465
                                                                           ----------          ----------
  At end of year........................................................   $2,668,464          $2,238,830
                                                                           ==========          ==========

UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS................................................   $   39,484          $    9,173
                                                                           ==========          ==========

               WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996
================================================================================

                                      Shares    Value
------------------------------------------------------
     EQUITY INTERESTS -- 93.4%

AUSTRALIA -- 5.6%
Australian Gas & Light Co...........  4,700    $ 26,745
Broken Hill Proprietary (ADR).......    700      19,775
F.H. Faulding (ADR).................  1,320      35,688
                                               --------

                                               $ 82,208
                                               --------


CANADA -- 3.7%
Newbridge Networks Corp.............    800    $ 22,675
Thomson Corporation................. 14,000      30,898
                                               --------

                                               $ 53,573
                                               --------



CHILE -- 1.5%
Embotelladora Andina SA.............    700    $ 21,350
                                               --------


DENMARK -- 4.4%
Carlsberg AS - B....................    500    $ 33,796
Icopal..............................    120      30,539
                                               --------

                                               $ 64,335
                                               --------


FINLAND-- 2.2%
Orion A/S - B.......................    850    $ 32,722
                                               --------



FRANCE -- 9.3%
L'Air Liquide SA....................    110    $ 17,184
L'Oreal (ADR).......................    396      29,768
LVMH Moet-Hennessy..................
 Louis Vuitton......................    500      28,000
Pernod-Ricard.......................    500      27,676
Synthelabo..........................    300      32,459
                                               --------

                                               $135,087
                                               --------

GERMANY -- 4.3%
Bayerische Motoren Werke A..........     50    $ 34,872
Douglas Holding AG..................    700      27,527
                                               --------

                                               $ 62,399
                                               --------


HONG KONG -- 7.8%
Hang Lung Devel. Co. (ADR)..........  2,700    $ 29,670
Hong Kong Aircraft Engineering......  5,600      17,232
Hong Kong & China Gas Co.( ADR)..... 14,686      28,384
Hong Kong Electric Hold. (ADR)......  5,700      18,938
Swire Pacific Limited (ADR).........  2,100      20,023
                                               --------

                                               $114,247
                                               --------



IRELAND -- 2.5%
Greencore PLC.......................  5,500    $ 35,833
                                               --------

JAPAN -- 8.5%
Chudenko Corp.......................  1,000    $ 28,829
Kurita Water Industries Ltd.........  1,100      22,217
Santen Pharmaceutical Co., Ltd......  1,100      22,787
Seven Eleven Japan..................    363      21,204
Yurtec Corporation..................  2,100      28,458
                                               --------

                                               $123,495
                                               --------


MALAYSIA -- 3.7%
Amsteel Corporation Berhad*......... 21,600    $ 16,079
Genting Berhad (ADR) ...............  2,000      13,779
Perlis Plantations Berhad (ADR)       7,500      23,312
                                               --------

                                               $ 53,170
                                               --------

MEXICO -- 3.8%
Cifra SA............................  9,400    $ 11,487
Kimberly Clark de Mexico............    700      27,175
Telefonos de Mexico.................    500      16,500
                                               --------

                                               $ 55,162
                                               --------

See notes to financial Statements

               WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
                           PORTFOLIO OF INVESTMENTS
                               December 31, 1996


================================================================================

                                       Shares     Value
--------------------------------------------------------------------------------
NETHERLANDS -- 10.1%
Elsevier (ADR)......................   1,200    $   20,288
Getronics N.V.......................   1,240        33,673
Heineken N.V........................     150        26,559
Koninklijke Ahold (ADR).............     521        32,172
Unilever NV.........................     200        35,050
                                                ----------
                                                $  147,742
                                                ----------

SINGAPORE -- 1.6%
Singapore Press Holdings............   1,200    $   23,674
                                                ----------


SOUTH AFRICA -- 1.4%
South African Breweries Limited.....     800    $   20,267
                                                ----------


SPAIN -- 2.4%
Empresa Nacional de Electricidad
  (ADR).............................     500    $   35,000
                                                ----------


SWEDEN -- 4.8%
Astra AB............................     640    $   30,856
Atlas Copco AB A-Free...............   1,600        38,688
                                                ----------

                                                $   69,544
                                                ----------


SWITZERLAND -- 3.8%
Nestles (ADR).......................     400    $   21,404
Novartis AG (ADR)...................     600        34,251
                                                ----------

                                                $   55,655
                                                ----------


UNITED KINGDOM -- 12.0%
Cable & Wireless (ADR)..............   1,030    $   25,364
Christian Salvesen (ADR)............   1,130        27,701
Halma*..............................   9,866        31,955
Marks & Spencer (ADR)...............     700        35,290
Polypipe PLC........................   8,000        31,821
Wolseley............................   2,854        22,704
                                                ----------

                                                $  174,835
                                                ----------


TOTAL EQUITY INTERESTS -- 93.4%
(identified cost, $1,176,038)                   $1,360,298


OTHER ASSETS
LESS LIABILITIES -- 6.6%                            96,774
                                                ----------



NET ASSETS -- 100.0%                            $1,457,072
                                                ==========


* Non-income-producing security.

ADR - American Depository Receipt


See notes to financial statements

               WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)

================================================================================

                STATEMENT OF ASSETS AND LIABILITIES

                        December 31, 1996
-----------------------------------------------------------------
ASSETS:

 Investments --
  Identified cost....................................  $1,176,038
  Unrealized appreciation............................     184,260
                                                       ----------
     Total value (Note 1A)...........................  $1,360,298

 Cash................................................      98,129
 Foreign cash........................................      25,744
 Dividends receivable................................       2,637
 Deferred organizational costs (Note 1E).............       3,529
 Receivable from Investment Adviser..................         486
 Receivable for foreign taxes withheld...............         668
                                                       ----------
  Total assets.......................................  $1,491,491
                                                       ----------

LIABILITIES:
 Payable for investments purchased...................  $   25,744
 Payable for Fund shares reacquired..................       1,247
 Trustees fees payable...............................          63
 Accrued expenses....................................       7,365
                                                       ----------
  Total liabilities..................................  $   34,419
                                                       ----------
NET ASSETS...........................................  $1,457,072
                                                       ==========
NET ASSETS CONSIST OF:

Paid-in capital......................................  $1,190,337
Accumulated net realized gain on investment
 transactions........................................      80,381
Undistributed net investment income..................       2,053
Unrealized appreciation of investments and
 foreign currency....................................     184,301
                                                       ----------
 Net assets applicable to outstanding shares.........  $1,457,072
                                                       ==========
SHARES OF BENEFICIAL INTEREST
 OUTSTANDING.........................................     123,399
                                                       ==========
NET ASSET VALUE, OFFERING PRICE,
 AND REDEMPTION PRICE PER SHARE
 OF BENEFICIAL INTEREST..............................  $    11.81
                                                       ==========

================================================================================

                             STATEMENT OF OPERATIONS

            For the Year Ended December 31, 1996
-----------------------------------------------------------------
INVESTMENT INCOME:

Income --
 Dividends...........................................  $   20,551
 Less: Foreign taxes.................................      (2,117)
                                                       ----------
   Gross income......................................  $   18,434
                                                       ----------
Expenses --
 Investment Adviser fee (Note 3).....................  $   10,298
 Administrator fee (Note 3)..........................         644
 Amortization of organization expense
   (Note 1E).........................................       1,753
 Compensation of Trustees not affiliated with
   the Investment Adviser or Administrator...........       1,490
 Custodian fee (Note 1D).............................      28,341
 Audit...............................................      10,600
 Legal...............................................         719
 Printing............................................       1,002
 Registration costs..................................         750
 Miscellaneous.......................................         620
                                                       ----------
    Total expenses...................................  $   56,217
                                                       ----------
Deduct --
 Reduction of Custodian fee (Note 1D)................  $     6009
 Reduction of Investment Adviser fee (Note 3)........      10,298
 Reduction of Administrator fee (Note 3).............         644
 Allocation of expense to the Investment Adviser
  (Note 3)...........................................      15,486
                                                       ----------
    Total deducted...................................  $   32,437
                                                       ----------
    Net expenses.....................................  $   23,780
                                                       ----------
    Net investment loss..............................  $   (5,346)
                                                       ----------

REALIZED AND UNREALIZED GAIN:

Net realized gain on investment transactions.........  $    89,355
Change in unrealized appreciation of investments
 and foreign currency................................      126,226
                                                       -----------
 Net realized and unrealized gain....................  $   215,581
                                                       -----------
 Net increase in net assets from operations..........  $   210,235
                                                       ===========

                   WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO

================================================================================

                                                                       Year Ended December 31,
                                                               ------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                    1996             1995
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 From operations --
  Net investment income (loss).................................      $   (5,346)     $      755
  Net realized gain (loss) on investments......................          89,355          (3,923)
  Change in unrealized appreciation of investments and
    foreign currency...........................................         126,226         130,826
                                                                     ----------      ----------
    Increase in net assets from operations.....................      $  210,235      $  127,658

 Undistributed net investment loss included in price of shares
  sold and redeemed (Note 1F)..................................            (240)           (344)
 Distributions to shareholders from net investment income
  (Note 2).....................................................             --           (2,477)
 Tax distribution from paid-in capital (Note 2)................             --           (4,280)
 Net increase (decrease) from fund share transactions
  (exclusive of amounts allocated to net investment
  income) (Note 4).............................................        (117,794)         15,368
                                                                     -----------     -----------
    Net increase in net assets.................................      $   92,201      $  135,925

NET ASSETS:

 At beginning of year..........................................       1,364,871       1,228,946
                                                                     ----------      ----------
 At end of year................................................      $1,457,072      $1,364,871
                                                                     ==========      ==========

UNDISTRIBUTED NET INVESTMENT INCOME
 INCLUDED IN NET ASSETS........................................      $    2,053      $    2,946
                                                                     ==========      ==========

See notes to financial statements

                     WRIGHT MANAGED BLUE CHIP SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS

     ======================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Blue Chip Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of four diversified separate portfolios: Wright Near Term Bond Portfolio (WNTBP), Wright Total Return Bond Portfolio (WTRBP), Wright Selected Blue Chip Portfolio (WSBCP), and Wright International Blue Chip Portfolio (WIBCP) (the "Portfolios"). The shares of the Portfolios are sold only to variable accounts established by PFL Life Insurance Company and other participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations -- Securities, other than fixed-income investments, listed on securities exchanges or in the NASDAQ National Market, are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the last reported bid price. Fixed income investments (other than short-term obligations) including listed investments, and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value.

     B. Foreign Currency Translation -- Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates. At December 31, 1996, the Trust, for federal income tax purposes, had a capital loss carryover of $14,459 for WNTBP and $15,365 for WTRBP, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to

                     WRIGHT MANAGED BLUE CHIP SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS -CONTINUED

    ============================================================================

relieve the respective Portfolio of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

                12/31              WNTBP            WTRBP
      --------------------------------------------------------------------------
                2002               $5,296          $   641
                2003                9,163           13,858
                2004                   --              866
      --------------------------------------------------------------------------

      D. Expense Reduction -- The Portfolios have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

      E. Deferred Organization Expenses -- Costs incurred by the Portfolios in connection with their organization are being amortized on a straight line basis over five years from the date the Portfolio commenced operations.

      F. Equalization -- The WSBCP and WIBCP Portfolios follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Portfolio shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Portfolio shares.

      G. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

      H. Other -- Investment transactions are accounted for on a trade date basis. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolios are informed of the ex-dividend date.

(2)   DISTRIBUTIONS

      Dividends from investment income of WSBCP and WIBCP are expected to be declared annually. Dividends from investment income of WNTBP and WTRBP will be declared daily and paid monthly. However, the Trustees may decide to declare dividends at other intervals. All net realized long- or short-term capital

                     WRIGHT MANAGED BLUE CHIP SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

          ==========================================================

gains of each Portfolio, if any, will be declared and distributed at least annually. All distributions will be distributed in the form of additional full and fractional shares of the Portfolios and not in cash. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting treatments may result in reclassifications among various components of net assets.

     During the year ended December 31, 1996, for WIBC, $4,693 was reclassified to undistributed net investment income, $625 was reclassified to paid in capital, and $5,318 was reclassified from accumulated undistributed net realized gain on investment and foreign currency transactions, due to differences between book and tax accounting.

     The change had no effect on net assets, net realized gain on investment transactions, change in unrealized appreciation on investments and foreign currency and net investment loss.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service ("Wright") to perform investment management, investment advisory, and other services ("Investment Adviser"). For its services, Wright is compensated based upon a percentage of average monthly net assets which rate is adjusted as average monthly net assets exceed certain levels. The Trust also has engaged Eaton Vance Management ("Eaton Vance" or "Administrator") to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average monthly net assets which rate is reduced as average monthly net assets exceed certain levels. For the year ended December 31, 1996, the effective annual rate for advisory and administration charges for each Portfolio was as follows:

                                                         WNTBP     WTRBP     WSBCP     WIBCP
-----------------------------------------------------------------------------------------------
Investment Advisory                                       0.45%     0.45%     0.65%     0.80%
Administration                                            0.05%     0.05%     0.05%     0.05%
-----------------------------------------------------------------------------------------------

     To enhance the net income of the Portfolios, Wright and Eaton Vance reduced their fees and Wright made an assumption of a portion of each Portfolio's expenses as follows:

                                                         WNTBP     WTRBP     WSBCP     WIBCP
-----------------------------------------------------------------------------------------------
Reduction of Investment Adviser fees                   $ 1,772   $ 2,936   $16,989   $10,298
Allocation of expense to the Investment Adviser         29,128    23,698        --    15,486
Reduction of Administrator fees                            197       326     1,307       644
-----------------------------------------------------------------------------------------------

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations.

                     WRIGHT MANAGED BLUE CHIP SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS -continued

============================================================================

4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Portfolio shares were as follows:

                                                       Year Ended                Year Ended
                                                    December 31, 1996          December 31, 1995
                                                    -----------------          -----------------
                                                   Shares      Amount         Shares      Amount
----------------------------------------------------------------------------------------------------
Wright Near Term Bond Portfolio --
  Sales........................................   58,895      $ 573,302       14,521      $ 141,743
  Issued to shareholders in payment
   of distributions declared...................    1,825         17,735        1,644         16,003
  Redemptions..................................  (26,542)      (257,547)     (31,513)      (302,860)
                                                 -------      ---------      -------      ---------

          Net increase (decrease)..............   34,178      $ 333,490      (15,348)     $(145,114)
                                                 =======      =========      =======      =========



Wright Total Return Bond Portfolio --
  Sales........................................   54,345      $ 510,526       18,926      $ 183,254
  Issued to shareholders in payment
   of distributions declared...................    3,309         31,173        2,433         22,992
  Redemptions..................................  (28,919)      (272,022)     (25,529)      (240,590)
                                                 -------      ---------      -------      ---------

          Net increase (decrease)..............   28,735      $ 269,677       (4,170)     $ (34,344)
                                                 =======      =========      =======      =========



Wright Selected Blue Chip Portfolio --
  Sales........................................   62,148      $ 764,506       74,735      $ 808,309
  Issued to shareholders in payment
   of distributions declared...................      172          2,069        5,957         67,617
  Redemptions..................................  (68,010)      (887,612)     (40,303)      (421,544)
                                                 -------      ---------      -------      ---------

          Net increase (decrease)..............   (5,690)     $(121,037)      40,389      $ 454,382
                                                 =======      =========      =======      =========

                     WRIGHT MANAGED BLUE CHIP SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED
================================================================================

                                                     Year Ended          Year Ended
                                                 December 31, 1996   December 31, 1995
                                                 -----------------   -----------------
                                                Shares       Amount  Shares      Amount
-----------------------------------------------------------------------------------------
Wright International Blue Chip Portfolio  --
    Sales.....................................  45,060   $ 493,518    46,535   $ 453,824
    Issued to shareholders in payment
      of distributions declared...............      --          --       678       6,757
    Redemptions............................... (57,376)   (611,312)  (46,025)   (445,213)
                                               --------   ---------  --------   ---------

        Net increase (decrease)............... (12,316)  $(117,794)    1,188   $  15,368
                                               ========   =========  ========   =========
-----------------------------------------------------------------------------------------

(5)   INVESTMENT TRANSACTIONS

      Purchases and sales and maturities of investments, other than short-term obligations, for the year ended December 31, 1996, were as follows:

                                                  Wright          Wright            Wright                Wright
                                                Near Term      Total Return        Selected           International
                                              Bond Portfolio  Bond Portfolio  Blue Chip Portfolio  Blue Chip Portfolio
----------------------------------------------------------------------------------------------------------------------
Purchases --
  Non-U.S. Gov't Obligations..............    $      101,578  $       55,000  $         1,678,194  $           463,692
                                              ==============  ==============  ===================  ===================

  U.S. Gov't Obligations..................    $      463,202  $      535,259  $                --  $                --
                                              ==============  ==============  ===================  ===================

Sales --
  Non-U.S. Gov't Obligations..............    $           --  $      289,648  $         1,671,897  $           499,758
                                              ==============  ==============  ===================  ===================
  U.S. Gov't Obligations..................    $      200,146  $           --  $                --  $                --
                                              ==============  ==============  ===================  ===================

                     WRIGHT MANAGED BLUE CHIP SERIES TRUST
                   NOTES TO FINANCIAL STATEMENTS - CONTINUED

     ====================================================================

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

                                                     Wright             Wright              Wright                 Wright
                                                    Near Term        Total Return          Selected             International
                                                  Bond Portfolio    Bond Portfolio    Blue Chip Portfolio    Blue Chip Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Aggregate Cost.................................    $    612,563      $    740,896        $  2,107,703           $  1,176,038
                                                  =============      ============        ============           ============
Gross unrealized appreciation..................    $      4,526      $     12,574        $    408,437           $    249,748
Gross unrealized depreciation..................          (1,594)           (3,489)            (41,840)               (65,488)
                                                  -------------      ------------        ------------           ------------

  Net unrealized appreciation
    (depreciation).............................    $      2,932      $      9,085        $    366,597           $    184,260
                                                  =============      ============        ============           ============
--------------------------------------------------------------------------------------------------------------------------------

(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The Wright International Blue Chip Portfolio invests in securities issued by companies whose principal business activities are outside the United States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

                     WRIGHT MANAGED BLUE CHIP SERIES TRUST
                   NOTES TO FINANCIAL STATEMENT - CONTINUED

================================================================================

  Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

                         INDEPENDENT AUDITORS' REPORT

================================================================================


To the Trustees and Shareholders of
The Wright Managed Blue Chip Series Trust:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Managed Blue Chip Series Trust (the "Trust") (comprising, respectively, the Wright Near Term Bond Portfolio, Wright Total Return Bond Portfolio, Wright Selected Blue Chip Portfolio and Wright International Blue Chip Portfolio series) as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights (see pages 3-6 in the Prospectus) for each of the years in the four-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the above respective Portfolios constituting The Wright Managed Blue Chip Series Trust as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 1997

                                   APPENDIX

                                  ----------


WRIGHT QUALITY RATINGS


     Wright Quality Ratings provide a means by which Wright evaluates certain fundamental criteria for the measurement of the quality of an issuer's securities.

     Each rating is based on 32 individual measures of quality which can be grouped into four components: (1) Investment Acceptance, (2) Financial Strength,
(3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and (3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A:
Outstanding, B: Excellent, C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.


EQUITY SECURITIES


     INVESTMENT ACCEPTANCE reflects the acceptability of a security by and its marketability among investors, and the liquidity of the market for such securities.

     FINANCIAL STRENGTH represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

     PROFITABILITY AND STABILITY measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

     GROWTH measures the growth per common share of the corporation's equity capital, earnings, and dividends, rather than the corporation's overall growth of revenues and income.

     These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that The Wright Investment Committee must review and accept each rating. The Committee may reduce a computed rating of any company, but may not increase it.

DEBT SECURITIES

     Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are particularly relevant to fixed income and reserve investments.

     The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.

A-1 AND P-1 COMMERCIAL PAPER RATINGS
BY STANDARD & POOR'S AND MOODY'S

     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     `A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The `A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well-established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.


BOND RATINGS

     In addition to Wright quality ratings, bonds or bond insurers may be expected to have credit risk ratings assigned by the two major rating companies, Moody's and Standard & Poor's. Moody's uses a nine-symbol system with Aaa being the highest rating and C the lowest. Standard & Poor's uses a 10-symbol system that ranges from AAA to D. Bonds within the top four categories of Moody's (Aaa, Aa, A, and Baa) and of Standard & Poor's (AAA, AA, A, and BBB) are considered to be of investment-grade quality. Only the top three grades are acceptable for the taxable Income Funds and only the top two grades are acceptable for the tax-free Income Funds. Note that both Standard & Poor's and Moody's currently give their highest rating to issuers insured by the American Municipal Bond Assurance Corporation (AMBAC) or by the Municipal Bond Investors Assurance Corporation
(MBIA).

     Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher-rated categories. The rating of AA is accorded to issues where the capacity to pay principal and interest is very strong and they differ from AAA issues only in small degree. The AAA rating indicates an extremely strong capacity to pay principal and interest.

     Bonds rated A by Moody's are judged by Moody's to possess many favorable investment attributes and are considered as upper medium grade obligations. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater degree or there may be other elements present which make the long-term risks appear somewhat larger. Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

                      STATEMENT OF ADDITIONAL INFORMATION

                        THE PFL WRIGHT VARIABLE ANNUITY

                                Issued through

                      PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                                  Offered by

                          PFL LIFE INSURANCE COMPANY

            4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001

  This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the PFL Wright Variable Annuity offered by PFL Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1997 by calling 1-800-525-6205, or by writing to the Administrative and Service Of-fice, Financial Markets Division - Variable Annuity Dept., 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. Defined terms used in the current Prospec-tus for the Certificate are incorporated in this Statement of Additional In-formation.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CERTIFICATES AND PORT-FOLIOS.

                              Dated: May 1, 1997


                               TABLE OF CONTENTS

                                                                       PAGE
The Certificate -- General Provisions (p. 2)...........................   2
Participants and Policy Owners.........................................   2
Entire Contract........................................................   2
Deferment of Payment and Transfers.....................................   2
Misstatement of Age or Sex.............................................   2
Reallocation of Annuity Purchase Value After the Annuity Commencement
 Date..................................................................   3
Assignment.............................................................   3
Evidence of Survival...................................................   3
Non-Participating......................................................   3
Amendments.............................................................   4
Section 403(b) Representations.........................................   4
Statement Pursuant to Rule 6e-7:
 Texas Optional Retirement Program.....................................   4
 Taxation of PFL (p. 4)................................................   4
 Investment Experience (p. 4)..........................................   4
 State Regulation of PFL...............................................   7
 Administration........................................................   7
 Records and Reports...................................................   7
 Distribution of the Certificates (p. 7)...............................   7
 Custody of Assets ....................................................   8
 Historical Performance Data (p. 8)....................................   8
 Subaccount Yields.....................................................   8
 Total Returns.........................................................   9
 Other Performance Data................................................   9
 Legal Matters.........................................................  10
 Independent Auditors..................................................  10
 Other Information.....................................................  10
 Financial Statements (p. 10)..........................................  10

  (Numbers in parenthesis indicate corresponding sections of the Prospectus).


  In order to supplement the description in the Prospectus, the following pro-vides additional information about PFL and the Certificate which may be of in-terest.

                     THE CERTIFICATE - GENERAL PROVISIONS

PARTICIPANTS AND POLICY OWNERS

  The Certificate will be legally owned by and belong to either (a) the bank trust or agency account to which it is issued for the benefit of the Partici-pant, or (b) the Policy Owner in the case of an individual annuity policy. The Certificate will be issued only after the completion of an application, ac-ceptance thereof by PFL, and delivery of the initial premium payment to PFL. While the Annuitant is living, the Certificate Owner may: (1) assign the Cer-tificate; (2) withdraw the Cash Value; (3) amend or modify the Certificate with PFL's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and bene-fit contained in the Certificate. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary.

ENTIRE CONTRACT

  The Group Contract (if applicable), the Certificate, and any endorsements thereon, the Group Contract application and the Certificate enrollment form constitute the entire contract between PFL and the Certificate Owner. For an Individual Policy, the Individual Policy, any endorsements thereon, and the application constitute the entire contract between PFL and the Policy Owner. All statements in an application and enrollment form are representations and not warranties.

DEFERMENT OF PAYMENT AND TRANSFERS

  Payment of any amount due from the Variable Account in respect of a with-drawal, the Death Benefit or the death of the Participant or Policy Owner gen-erally will occur within seven business days from the date the Written Notice (and any other required documentation or information) is received by PFL, ex-cept that PFL may defer such payment from the Variable Account if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of investors. In addition, transfers of amounts from the Subaccounts may be deferred under these circumstances. PFL may, when permitted by law, defer paying any partial or total withdrawal pro-ceeds for up to six months from the date of the partial or total withdrawal from the Fixed Account.

MISSTATEMENT OF AGE OR SEX

  If the age or sex of the Annuitant has been misstated, PFL will change the annuity benefit payable to that which the premium payments would have pur-chased for the correct age or sex. The dollar amount of any underpayment made by PFL shall be paid in full with the next payment due such person or the Ben-eficiary. The dollar amount of any overpayment made by PFL due to any mis-statement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant may be established at any time by the submission of proof satisfactory to PFL.

REALLOCATION OF ANNUITY PURCHASE VALUE AFTER THE ANNUITY COMMENCEMENT DATE

  After the Annuity Commencement Date, the Certificate Owner may reallocate the value of a designated number of Annuity Units of a Subaccount of the Vari-able Account then credited to a Certificate into an equal value of Annuity Units of one or more other Subaccounts of the Variable Account. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or
(2) the entire monthly income of the Annuity Units in the Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an Account or Subaccount after a reallocation is less than $10, PFL reserves the right to include the value of those Annuity Units as part of the transfer. The reallocation request must be in writing to PFL's Administra-tive and Service Office. The reallocation will be based on the relative value of the Annuity Units of the Subaccount(s) at the end of the Business Day dur-ing which the transfer request is received. There is no charge assessed in connection with such reallocation. After the Annuity Commencement Date, no reallocations may be made from the Fixed Account to the Variable Account. PFL reserves the right to limit the number of times a reallocation of Annuity Pur-chase Value may be made, to one in any given Certificate Year.

ASSIGNMENT

  During the lifetime of the Annuitant, the Certificate Owner may assign any rights or benefits provided by the Certificate. An assignment will not be binding on PFL until a copy has been filed at its Administrative and Service Office. The rights and benefits of the Certificate Owner, and of the Benefi-ciary, are subject to the rights of the assignee. PFL assumes no responsibil-ity for the validity or effect of any assignment. Any claim made under an as-signment shall be subject to proof of interest and the extent of the assign-ment. An assignment may have tax consequences.

  Unless the Certificate Owner so directs by filing written notice with PFL, no Beneficiary may assign any payments under the Certificate before they are due. To the extent permitted by law, no payments will be subject to the claims of any Certificate Owner's, Participant's or Beneficiary's creditors.

EVIDENCE OF SURVIVAL

  PFL reserves the right to require satisfactory evidence that a person is alive if PFL's obligation to make a payment is based on that person being alive. No payment will be made until PFL receives such evidence.

NON-PARTICIPATING

  The Certificate does not participate or share in the profits or surplus earnings of PFL. No dividends are payable on the Certificate.

AMENDMENTS

  No change in the Certificate is valid unless made in writing by PFL and ap-proved by one of PFL's officers. No registered representative has authority to change or waive any provision of the Certificate.

  PFL reserves the right to amend the Certificates to meet the requirements of the Internal Revenue Code, regulations or published rulings. Such a change can be refused by giving PFL Written Notice, but a refusal may result in adverse tax consequences.

SECTION 403(B) REPRESENTATIONS

  PFL represents that it is relying on a no action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

STATEMENT PURSUANT TO RULE 6E-7: TEXAS OPTIONAL RETIREMENT PROGRAM

  PFL and the Variable Account rely on 17 C.F.R. 270.6e-7, and represent that the provisions of that Rule have been or will be complied with.

                                TAXATION OF PFL

  PFL at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Variable Account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. PFL does not expect to incur any federal in-come tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Certificate. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or economic burdens at-tributable to the application of tax laws are incurred by PFL with respect to the Variable Account, PFL may make a charge to the Variable Account.

                             INVESTMENT EXPERIENCE

  An "Investment Experience Factor" is used to determine the value of Accumu-lation Units and Annuity Units, and to determine annuity payment rates.

ACCUMULATION UNITS

  Upon allocation to the selected Subaccount, premium payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the premium payment is received at the Administrative and Service Office or, in the case of the initial premium payment, when the Cer-tificate application is completed, whichever is later. The value of an Accumu-lation Unit was arbitrarily established at $1.00 at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange and PFL's Admin-istrative and Service Office are open for business.

  An index (the "Investment Experience Factor") which measures the investment performance of a Subaccount during a Valuation Period is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The Investment Experience Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease or remain the same from one Valuation Period to the next. The Participant or Policy Owner bears this investment risk. The Net Investment Performance of a Subaccount and deduction of certain charges affects the Accumulation Unit Val-ue.

  The Investment Experience Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is the net result of:

    (1) the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus

    (2) The per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus

    (3) a per share charge or credit for any taxes determined by PFL to have resulted from the investment operations of the Subaccount and for which it has created a reserve;

  (b) is the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period; and

  (c) is the charge for mortality and expense risk during the Valuation Period equal on an annual basis to 1.00% of the daily net asset value of the Subaccount.

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

  The amount of Variable Annuity Payments will vary with Annuity Unit Values. Annuity Unit Values rise if the net investment performance of the Subaccount exceeds the assumed interest rate of 5% annually. Conversely, Annuity Unit Values fall if the net investment performance of the Subaccount is less than the assumed rate. The value of a Variable Annuity Unit in each Subaccount was established at $1.00 on the date operations began for that Subaccount. The value of a Variable Annuity Unit on any subsequent Business Day is equal to (a) multiplied by (b) multiplied by
(c), where:

  (a) is the variable Annuity Unit Value on the immediately preceding Business Day;

  (b) is the net investment factor of the valuation period; and

  (c) is the investment result adjustment factor for the valuation period.

  The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.

  The net investment factor for the Certificate used to calculate the value of a variable Annuity Unit in each Subaccount for the valuation period is deter-mined by dividing (i) by (ii) and subtracting (iii) from the result, where:

  (i)   is the result of:

        (1) the net asset value of a Trust share held in the Variable Account for that Subaccount determined at the end of the current valuation period; plus

        (2) the per share amount of any dividend or capital gain distributions made by the Trust for shares held in the Variable Account for that Subaccount if the ex-dividend date occurs during the valuation period; plus or minus

        (3) a per share credit or charge for any taxes reserved for by PFL, determined by PFL to have resulted from the investment operations of that Subaccount.

  (ii) is the net asset value of a Trust share held in the Variable Account for that Subaccount determined as of the end of the immediately preceding valuation period.

  (iii) is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.00% of the daily net asset value of a Trust share held in the Variable Account for that Subaccount.

  The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit Values.

  The Annuity Payment rates vary according to the Annuity Payment Option elected and the sex and adjusted age of the Annuitant at the Annuity Commence-ment Date. The Certificate also contains a table for determining the adjusted age of the Annuitant.

                            STATE REGULATION OF PFL

    PFL is subject to the laws of Iowa governing insurance companies and to reg-ulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of PFL for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examina-tion to determine PFL's contract liabilities and reserves so that the Division may determine that the items are correct. PFL's books and accounts are subject to review by the Division of Insurance at all times; and a full examination of its operations is conducted periodically by the National Association of Insur-ance Commissioners. In addition, PFL is subject to regulation under the insur-ance laws of other jurisdictions in which it may operate.

                                ADMINISTRATION

    PFL performs the administrative services for the Contracts. These services include issuance of the Certificates, maintenance of records concerning the Certificates, and certain valuation services.

                              RECORDS AND REPORTS

    All records and accounts relating to the Variable Account will be maintained by PFL. As presently required by the Investment Company Act of 1940 and regu-lations promulgated thereunder, PFL will mail to the Certificate Owner at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. The Certificate Owner will also receive confirmation of each financial transaction and any other re-ports required by law or regulation.

                       DISTRIBUTION OF THE CERTIFICATES

    The Certificates are offered through brokers licensed under the federal securities laws and state insurance laws. The offering of the Certificates is continuous and PFL does not anticipate discontinuing the offering of the Cer-tificates. However, PFL reserves the right to discontinue the offering of the Certificates.

    Wright Investors' Services Distributors, Inc., an affiliate of the Adviser, will be the principal underwriter of the Certificates. The amount paid to Wright Investors' Services Distributors, Inc. for this service was $7,818, $19,055 and $23,626 for 1994, 1995 and 1996 respectively.

                               CUSTODY OF ASSETS

    The assets of each of the Subaccounts of the Variable Account are held by PFL. The assets of each of the Subaccounts of the Variable Account are segre-gated and held separate and apart from the assets of the other Subaccounts and from PFL's Fixed Account assets. PFL maintains records of all purchases and redemptions of shares of the Trust held by each of the Subaccounts. Additional protection for the assets of the Variable Account is afforded by PFL's fidel-ity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of PFL.

                          HISTORICAL PERFORMANCE DATA

SUBACCOUNT YIELDS

    PFL may from time to time advertise or disclose the current annualized yield of one or more of the Subaccounts of the Variable Account for 30-day periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be gen-erated each 30-day period over a 12-month period. The yield is computed by:
(i) dividing the net investment income of the Subaccount less Subaccount ex-penses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiply-ing that result by 2. Expenses attributable to the Subaccount include (i) the Administrative Charge and (ii) the Mortality and Expense Risk Charge. The 30-day yield is calculated according to the following formula:

        Yield = 2 x ( ( ((NI ES)/(U X UV)) + 1) to the sixth power - 1)

Where:

    NI  =  Net investment income of the Subaccount for the 30-day period attributable to the Subaccount's unit.
    ES  =  Expenses of the Subaccount for the 30-day period.
    U   =  The average number of units outstanding.
    UV = The unit value at the close (highest) of the last day in the 30-day period.

    Because of the charges and deductions imposed by the Variable Account, the yield for a Subaccount of the Variable Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the ef-fect of any premium taxes that may be applicable to a particular Certificate.

    The yield on amounts held in the Subaccounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS

    PFL may from time to time also advertise or disclose total returns for one or more of the Subaccounts of the Variable Account for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in opera-tion for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the re-demption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

    Total returns will be calculated using Subaccount Unit Values which PFL cal-culates on each Business Day based on the performance of the Subaccount's un-derlying Portfolio, and the deductions for the Mortality and Expense Risk Charge. The total return will then be calculated according to the following formula:

                          P(1+T) to the N power = ERV

Where:

    T   = The average annual total return net of Subaccount recurring charges.
    ERV = The ending redeemable value of the hypothetical account at the end of the period.
    P   = A hypothetical initial payment of $1,000.
    N   = The number of years in the period.

OTHER PERFORMANCE DATA

    PFL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.

    PFL may from time to time also disclose cumulative total returns in conjunc-tion with the standard format described above. The cumulative returns will be calculated using the following formula.

                               CTR = (ERV/P) - 1

Where:

    CTR = The cumulative total return net of Subaccount recurring charges for the period.
    ERV = The ending redeemable value of the hypothetical investment at the end of the period.
    P   = A hypothetical initial payment of $1,000.

    All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

                                 LEGAL MATTERS

    Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Certificates has been provided to PFL by Sutherland, Asbill & Brennan L.L.P., of Washington, D.C.

                             INDEPENDENT AUDITORS

    The Financial Statements of PFL at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and the Financial Statements of PFL Wright Variable Annuity Account at December 31, 1996 and for each of the two years in the period then ended, included in this Statement of Additional Information have been audited by Ernst & Young, LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa, 50309-2764.

                               OTHER INFORMATION

    A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Certificates discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and ex-hibits thereto has been included in the Prospectus or this Statement of Addi-tional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

    The values of the interests of Participants or Policy Owners in the Variable Account will be affected solely by the investment results of the selected Subaccount(s). Financial Statements of PFL Wright Variable Annuity Account are contained herein. The Financial Statements of PFL, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of PFL to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners of
 The PFL Wright Variable Annuity Account,
 PFL Life Insurance Company:

  We have audited the accompanying balance sheet of The PFL Wright Variable Annuity Account (comprising, respectively, the Wright Near Term Bond, Wright Total Return Bond, Wright Selected Blue Chip and Wright International Blue Chip subaccounts) as of December 31, 1996, and the related statement of opera-tions for the year then ended and the statements of changes in contract own-ers' equity for each of the two years in the period then ended. These finan-cial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of mutual fund shares owned as of December 31, 1996 by correspondence with the mutual funds' transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting The PFL Wright Variable Annuity Account at December 31, 1996 and the results of their operations for the year then ended and the changes in their contract owners' equity for each of the two years in the pe-riod then ended in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

Des Moines, Iowa
January 31, 1997

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                                 BALANCE SHEET
                               DECEMBER 31, 1996

                                                                      WRIGHT
                                                                    NEAR TERM
                                                                       BOND
                                                           TOTAL    SUBACCOUNT
                                                         ---------- ----------
ASSETS:
Cash.................................................... $       30       30
Investments in mutual funds, at current market value
  (Note 2):
  Wright Managed Blue Chip Series Trust
  Wright Near Term Bond Portfolio.......................    652,207  652,207
  Wright Total Return Bond Portfolio....................    789,905      --
  Wright Selected Blue Chip Portfolio...................  2,668,203      --
  Wright International Blue Chip Portfolio..............  1,457,340      --
                                                         ----------  -------
 Total investments in mutual funds......................  5,567,655  652,207
                                                         ----------  -------
Total Assets............................................ $5,567,685  652,237
                                                         ==========  =======
LIABILITIES AND CONTRACT OWNERS' EQUITY
LIABILITIES:
  Contract terminations payable......................... $    3,203      --
                                                         ----------  -------
  Total Liabilities.....................................      3,203      --
CONTRACT OWNERS' EQUITY:
  Deferred annuity contracts terminable by owners
    (Notes 3 and 6).....................................  5,564,482  652,237
                                                         ----------  -------
                                                         $5,567,685  652,237
                                                         ==========  =======

                See accompanying Notes to Financial Statements.

  WRIGHT                           WRIGHT                                              WRIGHT
   TOTAL                          SELECTED                                          INTERNATIONAL
RETURN BOND                      BLUE CHIP                                            BLUE CHIP
SUBACCOUNT                       SUBACCOUNT                                          SUBACCOUNT
-----------                      ----------                                         -------------
      --                               --                                                   --
      --                               --                                                   --
  789,905                                                                                   --
      --                         2,668,203                                                  --
      --                               --                                             1,457,340
  -------                        ---------                                            ---------
  789,905                        2,668,203                                            1,457,340
  -------                        ---------                                            ---------
  789,905                        2,668,203                                            1,457,340
  =======                        =========                                            =========
      375                            2,675                                                  153
  -------                        ---------                                            ---------
      375                            2,675                                                  153
  789,530                        2,665,528                                            1,457,187
  -------                        ---------                                            ---------
  789,905                        2,668,203                                            1,457,340
  =======                        =========                                            =========

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                                       WRIGHT
                                                                     NEAR TERM
                                                                        BOND
                                                            TOTAL    SUBACCOUNT
                                                          ---------- ----------
NET INVESTMENT INCOME (LOSS)
Income:
  Dividends.............................................. $   50,184   17,742
Expenses (Note 5):
  Administration fee.....................................      1,470      128
  Mortality and expense risk charge......................     48,546    3,973
                                                          ----------  -------
    Net Investment income (loss).........................        168   13,641
                                                          ----------  -------
NET REALIZED AND UNREALIZED CAPITAL GAIN (LOSS) FROM
  INVESTMENTS
Net realized capital gain from sales of investments:
  Proceeds from sales....................................  2,032,083  257,547
  Cost of investments sold...............................  1,717,286  255,550
                                                          ----------  -------
Net realized capital gain from sales of investments......    314,797    1,997
Net change in unrealized appreciation/depreciation of
  investments:
  Beginning of the period................................    343,168    7,443
  End of the period......................................    760,507   (2,476)
                                                          ----------  -------
    Net change in unrealized appreciation/depreciation of
      investments........................................    417,339   (9,919)
                                                          ----------  -------
    Net realized and unrealized capital gain (loss) from
      investments........................................    732,136   (7,922)
                                                          ----------  -------
INCREASE FROM OPERATIONS................................. $  732,304    5,719
                                                          ==========  =======

                See accompanying Notes to Financial Statements.

  WRIGHT                           WRIGHT                                              WRIGHT
   TOTAL                          SELECTED                                          INTERNATIONAL
RETURN BOND                      BLUE CHIP                                            BLUE CHIP
SUBACCOUNT                       SUBACCOUNT                                          SUBACCOUNT
-----------                      ----------                                         -------------
   30,373                           2,069                                                  --
      240                             741                                                  361
    6,553                          25,384                                               12,636
 --------                         -------                                              -------
   23,580                         (24,056)                                             (12,997)
 --------                         -------                                              -------
  272,022                         890,962                                              611,552
  264,605                         643,034                                              554,097
 --------                         -------                                              -------
    7,417                         247,928                                               57,455
   27,893                         260,715                                               47,117
    3,238                         560,002                                              199,743
 --------                         -------                                              -------
 (24,655)                         299,287                                              152,626
 --------                         -------                                              -------
 (17,238)                         547,215                                              210,081
 --------                         -------                                              -------
    6,342                         523,159                                              197,084
 ========                         =======                                              =======

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                STATEMENT OF CHANGES IN CONTRACT OWNERS' EQUITY
                     YEAR ENDED DECEMBER 31, 1996 AND 1995

                                                                  WRIGHT
                                                                NEAR TERM
                                                                   BOND
                                             TOTAL              SUBACCOUNT
                                      ---------------------  -----------------
                                         1996       1995      1996      1995
                                      ----------  ---------  -------  --------
Operations
  Net investment income (loss)....... $      168     75,566   13,641    12,335
  Net realized capital gain..........    314,797     36,780    1,997     1,244
  Net change in unrealized
    appreciation/ depreciation of
    investments......................    417,339    484,501   (9,919)   18,943
                                      ----------  ---------  -------  --------
  Increase from operations...........    732,304    596,847    5,719    32,522
                                      ----------  ---------  -------  --------
Contract Transactions
  Net contract purchase payments.....    431,901  1,071,758   27,285    77,059
  Transfer payments from (to) other
    subaccounts or general account...    167,183   (114,120) 292,586  (135,719)
  Contract terminations, withdrawals,
    and other deductions.............   (235,547)  (736,613)     --    (99,131)
                                      ----------  ---------  -------  --------
  Increase (decrease) from contract
    transactions.....................    363,537    221,025  319,871  (157,791)
                                      ----------  ---------  -------  --------
  Net increase (decrease) in contract
    owners' equity...................  1,095,841    817,872  325,590  (125,269)
                                      ----------  ---------  -------  --------
Contract Owners' Equity
  Beginning of the period............  4,468,641  3,650,769  326,647   451,916
                                      ----------  ---------  -------  --------
  End of the period.................. $5,564,482  4,468,641  652,237   326,647
                                      ==========  =========  =======  ========

                See accompanying Notes to Financial Statements.

      WRIGHT                     WRIGHT                        WRIGHT
      TOTAL                     SELECTED                    INTERNATIONAL
   RETURN BOND                  BLUE CHIP                     BLUE CHIP
    SUBACCOUNT                 SUBACCOUNT                    SUBACCOUNT
--------------------      ------------------------      ------------------------
 1996         1995          1996           1995           1996           1995
-------     --------      ---------      ---------      ---------      ---------
 23,580       17,626        (24,056)        51,446        (12,997)        (5,841)
  7,417        6,744        247,928         23,057         57,455          5,735
(24,655)      45,046        299,287        305,554        152,626        114,958
-------     --------      ---------      ---------      ---------      ---------
  6,342       69,416        523,159        380,057        197,084        114,852
-------     --------      ---------      ---------      ---------      ---------
 30,592      166,975        248,378        513,090        125,646        314,634
259,650     (173,228)      (211,360)       237,738       (173,693)       (42,911)
(44,530)     (45,543)      (133,918)      (342,677)       (57,099)      (249,262)
-------     --------      ---------      ---------      ---------      ---------
245,712      (51,796)       (96,900)       408,151       (105,146)        22,461
-------     --------      ---------      ---------      ---------      ---------
252,054       17,620        426,259        788,208         91,938        137,313
-------     --------      ---------      ---------      ---------      ---------
537,476      519,856      2,239,269      1,451,061      1,365,249      1,227,936
-------     --------      ---------      ---------      ---------      ---------
789,530      537,476      2,665,528      2,239,269      1,457,187      1,365,249
=======     ========      =========      =========      =========      =========

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization--The PFL Wright Variable Annuity Account ("Variable Account") is a segregated investment account of PFL Life Insurance Company ("PFL Life"), an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AUSA"), a holding company. AUSA is an indirect, wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands.

  The Variable Account is registered with the Securities and Exchange Commis-sion as a Unit Investment Trust pursuant to provisions of the Investment Com-pany Act of 1940.

  Investments--Net purchase payments received by the Variable Account are in-vested in the portfolios of the Wright Managed Blue Chip Series Trust as se-lected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 1996.

  Realized capital gains and losses from sale of shares in the mutual funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are credited or charged to con-tract owners' equity.

  Dividend Income--Dividends received from the mutual funds investments are reinvested to purchase additional mutual fund shares.

2. INVESTMENTS

  A summary of the mutual fund investments at December 31, 1996 follows:

                                   NUMBER    NET ASSETS
                                  OF SHARES    VALUE
                                    HELD     PER SHARE  MARKET VALUE    COST
                                 ----------- ---------- ------------ ----------
Wright Managed Blue Chip Series
  Trust
  Wright Near Term Bond
    Portfolio...................  67,237.791   $ 9.70    $  652,207  $  654,683
  Wright Total Return Bond
    Portfolio...................  83,411.344     9.47       789,905     786,667
  Wright Selected Blue Chip
    Portfolio................... 190,585.928    14.00     2,668,203   2,108,201
  Wright International Blue Chip
    Portfolio................... 123,398.782    11.81     1,457,340   1,257,597
                                                         ----------  ----------
                                                         $5,567,655  $4,807,148
                                                         ==========  ==========

                    THE PFL WROGHT VARIABLE ANNUITY ACCOUNT

3.  CONTRACT OWNERS EQUITY

    A summary of deferred annuity contracts terminable by owners at December 31, 1996 follows:

                                      ACCUMULATION  ACCUMULATION     TOTAL
       SUBACCOUNT                      UNITS OWNED   UNIT VALUE  CONTRACT VALUE
       ----------                     ------------- ------------ --------------
Wright Near Term Bond................   612,818.637  $1.064323     $  652,237
Wright Total Return Bond.............   747,745.354   1.055881        789,530
Wright Selected Blue Chip............ 1,894,095.151   1.407283      2,665,528
Wright International Blue Chip....... 1,268,170.893   1.149046      1,457,187
                                                                   ----------
                                                                   $5,564,482
                                                                   ==========

    A summary of changes in contract owners' account units follows:

                                WRIGHT     WRIGHT      WRIGHT       WRIGHT
                              NEAR TERM     TOTAL     SELECTED   INTERNATIONAL
                                 BOND    RETURN BOND BLUE CHIP     BLUE CHIP
                              SUBACCOUNT SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                              ---------- ----------- ----------  -------------
Units outstanding 1/1/95.....   474,237    569,878   1,567,081     1,360,360
Units purchased..............    75,750    160,589     465,414       324,834
Units redeemed and
  transferred................  (237,782)  (221,310)    (97,975)     (304,261)
                               --------   --------   ---------     ---------
Units outstanding 12/31/95...   312,205    509,157   1,934,520     1,380,933
Units purchased..............    26,015     29,341     197,752       118,733
Units redeemed and
  transferred................   274,599    209,247    (238,177)     (231,495)
                               --------   --------   ---------     ---------
Units outstanding 12/31/96...   612,819    747,745   1,894,095     1,268,171
                               ========   ========   =========     =========

4.  TAXES

    Operations of the Variable Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Variable Account are ac-counted for separately from other operations of PFL Life for purposes of fed-eral income taxation. The Variable Account is not separately taxable as a reg-ulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Variable Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

                    THE PFL WRIGHT VARIABLE ANNUITY ACCOUNT

5.  ADMINSTRACTIVE, MORTALITY AND EXPENSE RISK CHARGE

    Administrative charges include an annual charge of $30 per contract which will commence on the first policy anniversary of each contract owner's ac-count. Charges for administrative fees to the variable annuity contracts are an expense of the Variable Account.

    PFL Life deducts a daily charge equal to an annual rate of 1.00% of the value of the contract owner's individual account as a charge for assuming cer-tain mortality and expense risks.

6.  CONTRACT OWNERS EQUITY

    At December 31, 1996 contract owners' equity was comprised of:

                                          WRIGHT     WRIGHT      WRIGHT      WRIGHT
                                        NEAR TERM     TOTAL     SELECTED  INTERNATIONAL
                                           BOND    RETURN BOND BLUE CHIP    BLUE CHIP
                               TOTAL    SUBACCOUNT SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                             ---------- ---------- ----------- ---------- -------------
Unit transactions,
  accumulated net
  investment income and
  realized capital gains...  $4,803,975  654,713     786,292   2,105,526    1,257,444
Adjustment for
  appreciation/depreciation
  to market value..........     760,507   (2,476)      3,238     560,002      199,743
                             ----------  -------     -------   ---------    ---------
Total Contract Owners'
  Equity...................  $5,564,482  652,237     789,530   2,665,528    1,457,187
                             ==========  =======     =======   =========    =========

7.  PURCHASES AND SALES OF INVESTMENT SECURITIES

    The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                                      YEAR ENDED
                                       ----------------------------------------
                                               1996                1995
                                       -------------------- -------------------
                                       PURCHASES    SALES   PURCHASES   SALES
                                       ---------- --------- --------- ---------
Wright Managed Blue Chip Series Trust
  Wright Near Term Bond Portfolio..... $  591,039   257,547   157,665   302,860
  Wright Total Return Bond Portfolio..    541,699   272,022   206,065   240,590
  Wright Selected Blue Chip
    Portfolio.........................    772,445   890,962   882,068   424,039
  Wright International Blue Chip
    Portfolio.........................    493,519   611,552   462,087   447,064
                                       ---------- --------- --------- ---------
                                       $2,398,702 2,032,083 1,707,885 1,414,553
                                       ========== ========= ========= =========

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
 PFL Life Insurance Company

  We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of PFL Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Des Moines, Iowa                                              Ernst & Young LLP

February 21, 1997

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
Revenues:
  Premiums and other considerations, net
   of reinsurance:
    Life..................................  $  204,872  $  114,704  $  148,954
    Annuity...............................     725,966     921,452   1,067,406
    Accident and health...................     227,862     232,738     230,889
  Net investment income...................     428,337     392,685     343,880
  Amortization of interest maintenance
   reserve................................       2,434       4,341       2,871
  Commissions and expense allowances on
   reinsurance ceded......................      73,931      77,071      94,635
                                            ----------  ----------  ----------
                                             1,663,402   1,742,991   1,888,635
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health
     benefits.............................     147,024     146,346     141,632
    Surrender benefits....................     512,810     498,626     392,064
    Other benefits........................     101,288      88,607      73,306
    Increase in aggregate reserves for
     policies and contracts:
      Life................................     140,126      50,071      82,062
      Annuity.............................     188,002     528,330     569,341
      Accident and health.................      26,790      17,694      22,144
      Other...............................      19,969      16,017      11,223
                                            ----------  ----------  ----------
                                             1,136,009   1,345,691   1,291,772
  Insurance expenses:
    Commissions...........................     177,466     200,706     215,635
    General insurance expenses............      57,282      57,623      52,166
    Taxes, licenses and fees..............      13,889      15,700      15,368
    Transfer to separate account..........     171,785      42,981     243,806
    Other expenses........................         526         760       1,014
                                            ----------  ----------  ----------
                                               420,948     317,770     527,989
                                            ----------  ----------  ----------
                                             1,556,957   1,663,461   1,819,761
                                            ----------  ----------  ----------
Gain from operations before federal income
 taxes and net realized capital losses on
 investments..............................     106,445      79,530      68,874
Federal income tax expense................      41,177      33,335      23,858
                                            ----------  ----------  ----------
Gain from operations before net realized
 capital losses on investments............      65,268      46,195      45,016
Net realized capital losses on investments
 (net of related federal income taxes and
 amounts transferred to interest
 maintenance reserve).....................      (3,503)    (18,096)     (3,624)
                                            ----------  ----------  ----------
Net income................................  $   61,765  $   28,099  $   41,392
                                            ==========  ==========  ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                        BALANCE SHEETS--STATUTORY BASIS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               DECEMBER 31
                                                          ---------------------
                                                             1996       1995
                                                          ---------- ----------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments........................ $   50,737 $   79,852
  Bonds..................................................  4,773,433  4,613,334
  Stocks:
    Preferred............................................      3,097      9,336
    Common (cost: 1996--$23,212; 1995--$19,061)..........     32,038     24,866
    Affiliated entities (cost: 1996--$14,893; 1995--
     $14,661)............................................      6,934      6,794
  Mortgage loans on real estate..........................    911,705    680,414
  Real estate, at cost less accumulated depreciation
   ($11,338 in 1996; $12,493 in 1995):
    Home office properties...............................     10,372     20,403
    Properties acquired in satisfaction of debt..........     12,260      2,648
    Investment properties................................     35,922     40,453
  Policy loans...........................................     54,214     52,675
  Other invested assets..................................     16,343     13,557
                                                          ---------- ----------
  Total cash and invested assets.........................  5,907,055  5,544,332
Premiums deferred and uncollected........................     16,345     17,026
Accrued investment income................................     70,401     68,065
Receivable from affiliates...............................     53,900     79,913
Federal income taxes recoverable.........................      4,018      9,776
Transfers from separate accounts.........................     38,528        --
Other assets.............................................     31,215     32,803
Separate account assets..................................  1,844,515  1,418,157
                                                          ---------- ----------
  Total admitted assets.................................. $7,965,977 $7,170,072
                                                          ========== ==========
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life................................................. $  736,100 $  596,039
    Annuity..............................................  4,408,419  4,220,274
    Accident and health..................................    139,269    114,884
  Policy and contract claim reserves:
    Life.................................................      7,369      6,225
    Accident and health..................................     66,988     70,517
  Other policyholders' funds.............................    126,672    105,371
  Remittances and items not allocated....................     64,064    123,710
  Asset valuation reserve................................     54,851     43,921
  Interest maintenance reserve...........................     23,745     26,376
  Other liabilities......................................     70,663     67,070
  Payable to affiliates..................................      4,975        --
  Separate account liabilities...........................  1,844,515  1,418,157
                                                          ---------- ----------
  Total liabilities......................................  7,547,630  6,792,544
Commitments and contingencies
Capital and surplus:
  Common stock, $10 par value, 500 shares authorized, 266
   issued and outstanding................................      2,660      2,660
  Paid-in surplus........................................    154,129    154,129
  Unassigned surplus.....................................    261,558    220,739
                                                          ---------- ----------
  Total capital and surplus..............................    418,347    377,528
                                                          ---------- ----------
  Total liabilities and capital and surplus.............. $7,965,977 $7,170,072
                                                          ========== ==========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                                       TOTAL
                                         COMMON PAID-IN  UNASSIGNED CAPITAL AND
                                         STOCK  SURPLUS   SURPLUS     SURPLUS
                                         ------ -------- ---------- -----------
Balance at January 1, 1994.............. $2,660 $ 99,129  $212,982   $314,771
  Capital contribution..................    --    15,000       --      15,000
  Net income for 1994...................    --       --     41,392     41,392
  Net unrealized capital losses.........    --       --    (25,350)   (25,350)
  Increase in non-admitted assets.......    --       --       (248)      (248)
  Decrease in asset valuation reserve...    --       --      6,040      6,040
  Dividend to stockholder...............    --       --    (20,900)   (20,900)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --        184        184
  Amendment of reinsurance agreement....    --       --        391        391
  Decrease in liability for reinsurance
   in unauthorized companies............    --       --        505        505
  Prior period adjustment...............    --       --     (3,444)    (3,444)
                                         ------ --------  --------   --------
Balance at December 31, 1994............  2,660  114,129   211,552    328,341
  Capital contribution..................    --    40,000       --      40,000
  Net income for 1995...................    --       --     28,099     28,099
  Net unrealized capital losses.........    --       --     (7,574)    (7,574)
  Decrease in non-admitted assets.......    --       --         50         50
  Increase in asset valuation reserve...    --       --     (5,946)    (5,946)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --         35         35
  Cancellation of reinsurance
   agreement............................    --       --        585        585
  Amendment of reinsurance agreement....    --       --        419        419
  Transfer of subsidiary investment to
   stockholder..........................    --       --     (3,250)    (3,250)
  Change in reserve valuation
   methodology..........................    --       --       (501)      (501)
  Increase in liability for reinsurance
   in unauthorized companies............    --       --     (2,730)    (2,730)
                                         ------ --------  --------   --------
Balance at December 31, 1995............  2,660  154,129   220,739    377,528
  Net income for 1996...................    --       --     61,765     61,765
  Net unrealized capital gains..........    --       --      2,351      2,351
  Increase in non-admitted assets.......    --       --       (148)      (148)
  Increase in asset valuation reserve...    --       --    (10,930)   (10,930)
  Dividend to stockholder...............    --       --    (20,000)   (20,000)
  Prior period adjustment...............    --       --      5,025      5,025
  Surplus effect of sale of a division..    --       --       (384)      (384)
  Surplus effect of ceding commissions
   associated with the sale of a
   division.............................    --       --         29         29
  Amendment of reinsurance agreement....    --       --        421        421
  Decrease in liability for reinsurance
   in unauthorized companies............    --       --      2,690      2,690
                                         ------ --------  --------   --------
Balance at December 31, 1996............ $2,660 $154,129  $261,558   $418,347
                                         ====== ========  ========   ========

                            See accompanying notes.

                           PFL LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
SOURCES OF CASH
Premiums and other considerations, net of
 reinsurance..............................  $1,240,748  $1,353,407  $1,548,030
Net investment income.....................     431,456     398,051     339,856
                                            ----------  ----------  ----------
                                             1,672,204   1,751,458   1,887,886
Life and accident and health claims.......    (147,556)   (140,798)   (137,602)
Surrender benefits and other fund
 withdrawals..............................    (512,810)   (498,626)   (392,064)
Other benefits to policyholders...........    (101,254)    (88,519)    (73,237)
Commissions, other expenses and other
 taxes....................................    (248,321)   (278,241)   (288,384)
Net transfers to separate accounts........    (210,312)    (42,981)   (243,806)
Dividends to policyholders................        (844)       (940)     (1,155)
Federal income taxes, excluding tax on
 capital gains and IRS settlements........     (35,551)    (32,905)    (39,864)
                                            ----------  ----------  ----------
Net cash provided by operations...........     415,556     668,448     711,774
Proceeds from investments sold, matured or
 repaid:
  Bonds and preferred stocks..............   2,112,831   1,757,229   1,430,339
  Common stocks...........................      27,214      20,338      12,941
  Mortgage loans on real estate...........      74,351      36,550      43,495
  Real estate.............................      18,077      23,203       9,536
  Other proceeds..........................      22,567         381         189
                                            ----------  ----------  ----------
Total cash from investments...............   2,255,040   1,837,701   1,496,500
Capital contribution......................         --       40,000      15,000
Dividend from subsidiary..................         --          --       10,000
Cash received from ceding commissions
 associated with the sale of a division...          45          55         284
Increase in remittances and items not
 allocated................................         --       88,295      16,177
Other sources.............................      19,381      12,758      24,855
                                            ----------  ----------  ----------
Total sources of cash.....................   2,690,022   2,647,257   2,274,590
APPLICATIONS OF CASH
Cost of investments acquired:
  Bonds and preferred stocks..............  $2,270,105  $2,294,195  $2,043,615
  Common stocks...........................      29,799      23,284      11,228
  Mortgage loans on real estate...........     324,381     192,292     160,068
  Net increase in policy loans............       1,539         877       3,202
  Real estate.............................         222      10,188      14,801
  Other invested assets...................       5,169       2,670         664
                                            ----------  ----------  ----------
Total investments acquired................   2,631,215   2,523,506   2,233,578
Dividends to stockholder..................      20,000         --       20,900
Cash paid associated with the sale of a
 division.................................         539         --          --
Repayment of intercompany notes and
 receivables, net.........................         --       48,070         365
Cash paid in conjunction with an amendment
 of a reinsurance agreement...............       5,812         --          --
Decrease in remittances and items not
 allocated................................      59,646         --          --
Cash paid in conjunction with sales of a
 division.................................         123         --          --
Other applications, net...................       1,802      29,887       3,820
                                            ----------  ----------  ----------
Total applications of cash................   2,719,137   2,601,463   2,258,663
                                            ----------  ----------  ----------
Net change in cash and short-term
 investments..............................     (29,115)     45,790      15,927
Cash and short-term investments at
 beginning of year........................      79,852      34,062      18,135
                                            ----------  ----------  ----------
Cash and short-term investments at end of
 year.....................................  $   50,737  $   79,852  $   34,062
                                            ==========  ==========  ==========

                            See accompanying notes.

                          PFL LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands. Effective June 1, 1995, the Company transferred the common stock of its wholly-owned subsidiary, Equity National Life Insurance Company ("Equity National"), to its stockholder, First AUSA. Equity National was then merged with Life Investors Insurance Company of America, a subsidiary of First AUSA. The financial statements presented herein are prepared on the statutory accounting principles basis for the Company only; as such, the accounts of the Company's subsidiary, Equity National, are not consolidated with those of the Company.

  In connection with the sale of certain affiliated companies, the Company has assumed various blocks of business from these former affiliates through mergers. In addition, the Company has canceled or entered into several coinsurance and reinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

    During 1996, the Company sold its North Richland Hills, Texas health administrative operations known as The Insurance Center. The transaction resulted in the transfer of substantially all employees and office facilities to United Insurance Companies, Inc. ("UICI"). All inforce business will continue to be shared by UICI and the Company and its affiliates through the existing coinsurance agreements. After a short transition period, all new business produced by United Group Association, an independent insurance agency, will be written by the insurance subsidiaries of UICI and will not be shared with the Company and its affiliates through coinsurance arrangements. As a result of the sale, the Company transferred $123 in assets, substantially all of which was cash, and $70 of liabilities. The difference between the assets and liabilities of $(53) plus a tax credit of $19 was charged directly to unassigned surplus.

    Effective December 31, 1995, the Company canceled a coinsurance agreement with its parent, First AUSA. As a result of the cancellation, the Company transferred $825 of assets and $1,712 of liabilities. The difference between the assets and liabilities, net of a tax effect of $302 was credited directly to unassigned surplus.

    On January 1, 1994, the Company entered into an agreement with a non-affiliate reinsurer to increase the reinsurance ceded by 2 1/2% each year (primarily group health business). As a result, the Company transferred $3,881 in assets and $4,080 in liabilities during 1994. The difference between the assets and liabilities of $199, plus a tax credit of $192, was credited directly to unassigned surplus. During 1995, the Company transferred $4,303 in assets and liabilities of $4,467. The difference between the assets and liabilities of $164, plus a tax credit of $255, was credited directly to unassigned surplus. During 1996, the Company transferred $5,991 in assets, including $5,812 of cash and short-term investments and liabilities of $6,146. The difference between the assets and liabilities of $155, plus a tax credit of $266 was credited directly to unassigned surplus.

    During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  policies will then be assumed by the reinsurer by novation as state regulatory and policyholder approvals are received. In addition, the Company will receive from the third party administrator a ceding commission of one percent of the premiums collected between January 1, 1994 and December 31, 1996. As a result of the sale, in 1994, the Company received $284 for ceding commissions; the commissions net of the related tax effect of $100 was credited directly to unassigned surplus. During 1995, the Company received $55 for ceding commissions; the commissions net of the related tax effect of $20 was credited directly to unassigned surplus. During 1996, the Company received $45 for ceding commissions; the commissions net of the related tax effect of $(16) was charged directly to unassigned surplus. During 1996, the Company paid $539 in association with this sale; the proceeds, net of a tax credit of $189, were charged directly to unassigned surplus.

 Nature of Business

  The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia. Sales of the Company's products are primarily through an independent insurance agency of The Insurance Center, the Company's agents, and financial institutions.

 Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

  The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (n) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company.

  The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

 Cash and Cash Equivalents

  For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

 Investments

  Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates prospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of affiliated and unaffiliated companies, which may include shares of mutual funds (money market and other), are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

  Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1996, 1995 and 1994, the Company excluded investment income due and accrued of $1,541, $2,272 and $4,622, respectively, with respect to such practices.

  The Company entered into an interest-rate cap agreement on Five Year Constant Maturities Treasury futures to hedge the exposure of increasing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from disintermediation resulting from a rise in interest rates. The Company paid a one-time premium to receive the difference between the reference rate and the strike rate after a two-year delay. The cost is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreements is included in other assets.

 Aggregate Policy Reserves

  Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

  The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

  Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

 Policy and Contract Claim Reserves

  Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

 Separate Account

  Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate account are valued at market. Income and gains and losses with respect to the assets in the separate account accrue to the benefit of the policyholders. The Company received variable contract premiums of $227,864, $133,386 and $308,305 in 1996, 1995 and 1994, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge.

 Reclassifications

  Certain reclassifications have been made to the 1995 and 1994 financial statements to conform to the 1996 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


    Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities other than insurance subsidiaries are based on quoted market prices. Fair value for the Company's insurance subsidiary is the statutory net book value of that subsidiary.

    Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Interest rate cap: Estimated fair value of the interest rate cap is based upon the latest quoted market price.

  Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

  The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107 and No. 119:

                                                    DECEMBER 31
                                    -------------------------------------------
                                            1996                  1995
                                    --------------------- ---------------------
                                     CARRYING              CARRYING
                                      VALUE    FAIR VALUE   VALUE    FAIR VALUE
                                    ---------- ---------- ---------- ----------
   ADMITTED ASSETS
   Bonds..........................  $4,773,433 $4,867,770 $4,613,334 $4,824,635
   Preferred stocks...............       3,097      7,133      9,336     12,275
   Common stocks..................      32,038     32,038     24,866     24,866
   Affiliated common and preferred
    stock.........................       6,934      6,934      6,794      6,794
   Mortgage loans on real estate..     911,705    922,010    680,414    714,399
   Policy loans...................      54,214     54,214     52,675     52,675
   Cash and short-term
    investments...................      50,737     50,737     79,852     79,852
   Interest rate cap..............       6,797      6,975      7,971      7,250
   Separate account assets........   1,844,515  1,844,515  1,418,157  1,418,157
   LIABILITIES
   Investment contract
    liabilities...................   4,532,568  4,398,630  4,323,188  4,310,505
   Separate account annuities.....   1,803,057  1,803,057  1,417,842  1,417,842

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS

  The carrying value and estimated fair value of investments in debt securities were as follows:

                                                GROSS      GROSS    ESTIMATED
                                    CARRYING  UNREALIZED UNREALIZED    FAIR
                                     VALUE      GAINS      LOSSES     VALUE
                                   ---------- ---------- ---------- ----------
   DECEMBER 31, 1996
   Bonds:
     United States Government and
      agencies.................... $  136,450  $  3,301   $   180   $  139,571
     State, municipal and other
      government..................     59,644     1,906       177       61,373
     Public utilities.............    147,918     5,616     1,020      152,514
     Industrial and
      miscellaneous...............  1,958,681    64,710     8,105    2,015,286
     Mortgage-backed securities...  2,470,740    43,896    15,610    2,499,026
                                   ----------  --------   -------   ----------
                                    4,773,433   119,429    25,092    4,867,770
   Preferred stocks...............      3,097     4,036       --         7,133
                                   ----------  --------   -------   ----------
                                   $4,776,530  $123,465   $25,092   $4,874,903
                                   ==========  ========   =======   ==========
   DECEMBER 31, 1995
   Bonds:
     United States Government and
      agencies.................... $  117,054  $  5,808   $   135   $  122,727
     State, municipal and other
      government..................     46,236     3,109         2       49,343
     Public utilities.............    156,342     9,578     1,092      164,828
     Industrial and
      miscellaneous...............  1,781,149   112,074     7,146    1,886,077
     Mortgage-backed securities...  2,512,553    93,420     4,313    2,601,660
                                   ----------  --------   -------   ----------
                                    4,613,334   223,989    12,688    4,824,635
   Preferred stocks...............      9,336     3,348       409       12,275
                                   ----------  --------   -------   ----------
                                   $4,622,670  $227,337   $13,097   $4,836,910
                                   ==========  ========   =======   ==========

  The carrying value and estimated fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        CARRYING  ESTIMATED FAIR
                                                         VALUE        VALUE
                                                       ---------- --------------
   Due in one year or less............................ $  202,775   $  204,980
   Due after one year through five years..............    896,912      921,711
   Due after five years through ten years.............    954,555      977,421
   Due after ten years................................    248,451      264,632
                                                       ----------   ----------
                                                        2,302,693    2,368,744
   Mortgage and other asset-backed securities.........  2,470,740    2,499,026
                                                       ----------   ----------
                                                       $4,773,433   $4,867,770
                                                       ==========   ==========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


  A detail of net investment income is presented below:

                                                       YEAR ENDED DECEMBER 31
                                                     --------------------------
                                                       1996     1995     1994
                                                     -------- -------- --------
   Interest on bonds and notes...................... $364,356 $342,182 $294,145
   Dividends on equity investments..................    1,436    1,822   12,091
   Interest on mortgage loans.......................   69,418   52,702   42,385
   Rental income on real estate.....................    9,526   10,443    9,360
   Interest on policy loans.........................    3,273    3,112    3,182
   Other investment income..........................    1,799    1,803      282
                                                     -------- -------- --------
   Gross investment income..........................  449,808  412,064  361,445
   Investment expenses..............................   21,471   19,379   17,565
                                                     -------- -------- --------
   Net investment income............................ $428,337 $392,685 $343,880
                                                     ======== ======== ========

  Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                 YEAR ENDED DECEMBER 31
                                            ----------------------------------
                                               1996        1995        1994
                                            ----------  ----------  ----------
   Proceeds................................ $2,112,831  $1,757,229  $1,430,339
                                            ==========  ==========  ==========
   Gross realized gains.................... $   19,876  $   19,721  $   15,411
   Gross realized losses...................    (19,634)    (34,399)    (33,044)
                                            ----------  ----------  ----------
   Net realized gains (losses)............. $      242  $  (14,678) $  (17,633)
                                            ==========  ==========  ==========

  At December 31, 1996, investments with an aggregate carrying value of $5,825,802 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

  Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                           REALIZED
                                                   ---------------------------
                                                    YEAR ENDED DECEMBER 31
                                                   ---------------------------
                                                    1996      1995      1994
                                                   -------  --------  --------
   Debt securities................................ $   242  $(14,678) $(17,633)
   Short-term investments.........................    (197)       24      (309)
   Equity securities..............................   1,798       504     1,322
   Mortgage loans on real estate..................  (5,530)   (1,053)   (2,186)
   Real estate....................................   1,210    (1,908)   (2,858)
   Other invested assets..........................      12      (970)       14
                                                   -------  --------  --------
                                                    (2,465)  (18,081)  (21,650)
   Tax effect.....................................  (1,235)    7,878     7,236
   Transfer to interest maintenance reserve.......     197    (7,891)   10,790
                                                   -------  --------  --------
   Net realized losses............................ $(3,503) $(18,096) $ (3,624)
                                                   =======  ========  ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

                                                   CHANGE IN UNREALIZED
                                               ------------------------------
                                                  YEAR ENDED DECEMBER 31
                                               ------------------------------
                                                 1996       1995      1994
                                               ---------  --------  ---------
   Debt securities............................ $(115,867) $355,560  $(322,346)
   Equity securities..........................     2,929   (16,379)   (23,202)
                                               ---------  --------  ---------
   Change in unrealized appreciation
    (depreciation)............................ $(112,938) $339,181  $(345,548)
                                               =========  ========  =========

  Gross unrealized gains and gross unrealized losses on equity securities were as follows:

                                                            DECEMBER 31
                                                      -------------------------
                                                       1996     1995     1994
                                                      -------  -------  -------
   Unrealized gains.................................. $ 9,590  $ 6,833  $20,244
   Unrealized losses.................................  (8,723)  (8,895)  (5,927)
                                                      -------  -------  -------
   Net unrealized gains (losses)..................... $   867  $(2,062) $14,317
                                                      =======  =======  =======

  During 1996, the Company issued mortgage loans with interest rates ranging from 6.83% to 8.75%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 85%. Mortgage loans with a carrying value of $4,027 were non-income producing for the previous twelve months. Accrued interest of $852 related to these mortgage loans was excluded from investment income. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

  During 1996, 1995 and 1994, mortgage loans of $13,163, $1,644 and $799, respectively, were foreclosed and transferred to real estate. At December 31, 1996 and 1995, the Company held a mortgage loan loss reserve in the asset valuation reserve of $5,432 and $6,168, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

      GEOGRAPHIC DISTRIBUTION
-------------------------------------
                         DECEMBER 31
                         ------------
                         1996   1995
                         -----  -----
South Atlantic..........    26%    26%
Mountain................    10     12
W. South Central........    12     14
Pacific.................    13     17
E. North Central........    15     13
E. South Central........     9      5
W. North Central........     6      6
Middle Atlantic.........     6      3
New England.............     3      4

     PROPERTY TYPE DISTRIBUTION
-------------------------------------
                         DECEMBER 31
                         ------------
                         1996   1995
                         -----  -----
Retail..................    37%    31%
Apartment...............    14     20
Office..................    34     29
Industrial..............     3      4
Other...................    12     16

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  At December 31, 1996, the Company had the following investments (excluding
U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve:

   DESCRIPTION OF SECURITY OR ISSUER                              CARRYING VALUE
   ---------------------------------                              --------------
   Bonds:
     Citibank....................................................     70,661

4. REINSURANCE

  The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

  Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                1996        1995        1994
                                             ----------  ----------  ----------
   Direct premiums.......................... $1,457,450  $1,591,531  $1,857,446
   Reinsurance assumed......................      1,796       2,356       1,832
   Reinsurance ceded........................   (300,546)   (324,993)   (412,029)
                                             ----------  ----------  ----------
   Net premiums earned...................... $1,158,700  $1,268,894  $1,447,249
                                             ==========  ==========  ==========

  The Company received reinsurance recoveries in the amount of $168,155, $167,287 and $148,414 during 1996, 1995 and 1994, respectively. At December 31, 1996 and 1995, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $63,226 and $65,503, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1996 and 1995 of $2,737,441 and $2,920,034, respectively.

  At December 31, 1996, amounts recoverable from unauthorized reinsurers of $73,434 (1995--$70,516) and reserve credits for reinsurance ceded of $55,035 (1995--$48,992) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $120,477 at December 31, 1996 that can be drawn on for amounts that remain unpaid for more than 120 days.

5. INCOME TAXES

  For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before taxes and realized capital losses for the following reasons:

                                                     YEAR ENDED DECEMBER 31
                                                     -------------------------
                                                      1996     1995     1994
                                                     -------  -------  -------
   Computed tax at federal statutory rate (35%)..... $37,256  $27,835  $24,106
   Tax reserve adjustment...........................   2,211    2,405    1,150
   Excess tax depreciation..........................    (384)    (365)    (406)
   Deferred acquisition costs--tax basis............   5,583    4,581    7,378
   Prior year over accrual..........................    (499)    (306)    (644)
   Dividend received deduction......................    (454)     (56)  (3,513)
   Charitable contribution..........................     --       --    (3,935)
   Other items--net.................................  (2,536)    (759)    (278)
                                                     -------  -------  -------
   Federal income tax expense....................... $41,177  $33,335  $23,858
                                                     =======  =======  =======

  Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1996). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

  The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1987. During 1996, there was a $5,025 prior period adjustment to the tax accrual. This included a $2,100 writeoff of an intangible asset for tax purposes, and a federal income tax refund of $1,829 for tax years 1984-1986 and related interest of $1,686, net of a tax effect of $590. An examination is underway for years 1988 through 1995.

6. POLICY AND CONTRACT ATTRIBUTES

  Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 1.0% and 1.2% of ordinary life insurance in force at December 31, 1996 and 1995, respectively.

  A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

                                                      DECEMBER 31
                                        ---------------------------------------
                                               1996                1995
                                        ------------------- -------------------
                                                   PERCENT             PERCENT
                                          AMOUNT   OF TOTAL   AMOUNT   OF TOTAL
                                        ---------- -------- ---------- --------
   Subject to discretionary withdrawal
    with market value adjustment....... $   20,800     0%   $      699    --%
   Subject to discretionary withdrawal
    at book value less surrender
    charge.............................    794,881     9       733,796     8%
   Subject to discretionary withdrawal
    at market value....................  1,803,057    20     1,390,156    16%
   Subject to discretionary withdrawal
    at book value (minimal or no
    charges or adjustments)............  6,284,876    69     6,395,719    74%
   Not subject to discretionary
    withdrawal provision...............    174,416     2       139,330     2%
                                        ----------   ---    ----------   ---
                                         9,078,030   100     8,659,700   100%
   Less reinsurance ceded..............  2,677,432           2,866,160
                                        ----------          ----------
   Total policy reserves on annuities
    and deposit fund liabilities....... $6,400,598          $5,793,540
                                        ==========          ==========

  A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                       1996     1995     1994
                                                     -------- -------- --------
   Transfers as reported in the summary of
    operations of the separate accounts statement:
     Transfers to separate accounts................. $227,864 $133,386 $308,305
     Transfers from separate accounts...............   75,172  104,219   76,133
                                                     -------- -------- --------
   Net transfers to separate accounts...............  152,692   29,167  232,172
   Reconciling adjustments--charges for investment
    management, administration fees and contract
    guarantees......................................   19,093   13,814   11,634
                                                     -------- -------- --------
   Transfers as reported in the summary of
    operations of the life, accident and health
    annual statement................................ $171,785 $ 42,981 $243,806
                                                     ======== ======== ========

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)

  Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1996 and 1995, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       GROSS   LOADING    NET
                                                      -------  -------  -------
   DECEMBER 31, 1996
   Life and annuity:
     Ordinary direct first year business............. $ 2,657  $ 1,865  $   792
     Ordinary direct renewal business................  23,307    7,180   16,127
     Group life direct business......................   1,788    1,195      593
     Reinsurance ceded...............................  (1,706)    (438)  (1,268)
                                                      -------  -------  -------
                                                       26,046    9,802   16,244
   Accident and health:
     Direct..........................................     104      --       104
     Reinsurance ceded...............................      (3)     --        (3)
                                                      -------  -------  -------
   Total accident and health.........................     101      --       101
                                                      -------  -------  -------
                                                      $26,147  $ 9,802  $16,345
                                                      =======  =======  =======
   DECEMBER 31, 1995
   Life and annuity:
     Ordinary direct first year business............. $ 3,151  $ 2,223  $   928
     Ordinary direct renewal business................  24,250    7,792   16,458
     Group life direct business......................   1,537      779      758
     Reinsurance ceded...............................  (1,362)    (141)  (1,221)
                                                      -------  -------  -------
                                                       27,576   10,653   16,923
   Accident and health:
     Direct..........................................   1,296      --     1,296
     Reinsurance ceded...............................  (1,193)     --    (1,193)
                                                      -------  -------  -------
   Total accident and health.........................     103      --       103
                                                      -------  -------  -------
                                                      $27,679  $10,653  $17,026
                                                      =======  =======  =======

  At December 31, 1996 and 1995, the Company had insurance in force aggregating $69,251 and $87,010, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $1,252 and $1,417 to cover these deficiencies at December 31, 1996 and 1995, respectively.

  In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $501 was made for the year ended December 31, 1995, related to the change in reserve methodology.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


7. DIVIDEND RESTRICTIONS

  Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities.

  The Company paid dividends to its parent of $20,000 and $20,900 in 1996 and 1994, respectively. No dividends were paid in 1995.

8. RETIREMENT AND COMPENSATION PLANS

  The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,056, $942 and $966 for the years ended December 31, 1996, 1995 and 1994, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

  The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $297, $465 and $411 for the years ended December 31, 1996, 1995 and 1994, respectively.

  AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

  In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $184, $164 and $169 for the years ended December 31, 1996, 1995 and 1994, respectively.

                          PFL LIFE INSURANCE COMPANY

                            (DOLLARS IN THOUSANDS)


9. RELATED PARTY TRANSACTIONS

  The Company shares certain offices, employees and general expenses with affiliated companies.

  The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1996, 1995 and 1994, the Company paid $17,028, $14,214 and $11,820, respectively, for these services, which approximates their costs to the affiliates.

  Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.5% at December 31, 1996. During 1996, 1995 and 1994, the Company paid net interest of $174, $71 and $23, respectively, to affiliates.

  During 1995 and 1994, the Company received capital contributions of $40,000 and $15,000, respectively, in cash from its parent and during 1994 received a dividend of $10,000 from its subsidiary, Equity National, which was included in net investment income.

  During 1995, the Company sold real estate with a book value of approximately $13,270 to an affiliated entity in exchange for a short-term note receivable. No gain was recognized on this sale. This note accrued interest at 5.65% and matured during 1996.

  During the year ended December 31, 1995, the Company restructured demand notes and accrued interest of $13,250 and $745, respectively, related to an affiliate. The Company received 9,750 shares of preferred stock from the affiliate for satisfaction of debt. The Company realized a loss of $8,695 related to this transaction. At December 31, 1996 and 1995, the preferred stock related to this affiliate was deemed to have no value and an unrealized loss of $4,555 was recognized in 1995.

10. COMMITMENTS AND CONTINGENCIES

  The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). The Company has established a reserve of $21,774 and $21,747 and an offsetting premium tax benefit of $8,752 and $9,457 at December 31, 1996 and 1995, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. During 1994, $3,444 was charged to surplus as prior period adjustments to provide for this net reserve plus certain assessments paid that related to several major insurer insolvencies prior to 1992. The guaranty fund expense was $2,617, $5,859 and $4,054 for December 31, 1996, 1995 and 1994, respectively.

                                                                     SCHEDULE I

                          PFL LIFE INSURANCE COMPANY

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 1996
                            (DOLLARS IN THOUSANDS)

                                                                AMOUNT AT WHICH
                                                      MARKET     SHOWN IN THE
          TYPE OF INVESTMENT              COST (1)    VALUE    BALANCE SHEET (2)
          ------------------             ---------- ---------- -----------------
FIXED MATURITIES
Bonds:
  United States Government and
   government agencies and
   authorities.........................  $1,533,581 $1,554,339    $1,533,510
  States, municipalities and political
   subdivisions........................       4,918      5,360         4,919
  Foreign governments..................      55,633     56,013        54,725
  Public utilities.....................     150,346    152,514       147,918
  All other corporate bonds............   3,046,090  3,099,544     3,032,361
Redeemable preferred stock.............       3,097      7,133         3,097
                                         ---------- ----------    ----------
Total fixed maturities.................   4,793,665  4,874,903     4,776,530
EQUITY SECURITIES
Common stocks:
  Banks, trust and insurance...........       7,120      9,777         9,777
  Industrial, miscellaneous and all
   other...............................      16,092     22,261        22,261
                                         ---------- ----------    ----------
Total equity securities................      23,212     32,038        32,038
Mortgage loans on real estate..........     911,705                  911,705
Real estate............................      46,294                   46,294
Real estate acquired in satisfaction of
 debt..................................      12,260                   12,260
Policy loans...........................      54,214                   54,214
Other long-term investments............       9,546                    9,546
Cash and short-term investments........      50,737                   50,737
                                         ----------               ----------
Total investments......................  $5,901,633               $5,893,324
                                         ==========               ==========

--------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments.
(2) Amount differs from cost as certain bonds have been adjusted to reflect other than temporary decline in value charged to surplus, as prescribed by the NAIC.

                                                                    SCHEDULE III

                           PFL LIFE INSURANCE COMPANY

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

                                              FUTURE POLICY          POLICY AND
                                              BENEFITS AND  UNEARNED  CONTRACT
                                                EXPENSES    PREMIUMS LIABILITIES
                                              ------------- -------- -----------
YEAR ENDED DECEMBER 31, 1996
Individual life..............................  $  734,350   $   --     $ 7,240
Individual health............................      39,219     8,680     13,631
Group life and health........................      78,418    14,702     53,486
Annuity......................................   4,408,419       --         --
                                               ----------   -------    -------
                                               $5,260,406   $23,382    $74,357
                                               ==========   =======    =======
YEAR ENDED DECEMBER 31, 1995
Individual life..............................  $  594,274   $   --     $ 6,066
Individual health............................      24,225     7,768     11,863
Group life and health........................      67,994    16,662     58,813
Annuity......................................   4,220,274       --         --
                                               ----------   -------    -------
                                               $4,906,767   $24,430    $76,742
                                               ==========   =======    =======
YEAR ENDED DECEMBER 31, 1994
Individual life..............................  $  544,087   $    --    $ 7,298
Individual health............................      16,649     6,487      8,643
Group life and health........................      60,207    17,680     57,959
Annuity......................................   3,693,388       --         --
                                               ----------   -------    -------
                                               $4,314,331   $24,167    $73,900
                                               ==========   =======    =======

                 NET INVESTMENT BENEFITS, CLAIMS LOSSES OTHER OPERATING
PREMIUM REVENUE     INCOME*     AND SETTLEMENT EXPENSES    EXPENSES*    PREMIUMS WRITTEN
---------------  -------------- ----------------------- --------------- ----------------
$  202,082          $ 66,538          $  197,526           $ 38,067              --
    55,871             5,263              32,903             29,511         $ 55,678
   174,781            12,877             105,459            122,953          171,320
   725,966           343,659             800,121            230,417              --
----------          --------          ----------           --------
$1,158,700          $428,337          $1,136,009           $420,948
==========          ========          ==========           ========
  $111,918          $ 49,929          $   97,065           $ 37,933              --
    47,692             4,091              25,793             26,033         $ 47,690
   187,832            11,665             106,065            139,640          184,545
   921,452           327,000           1,116,768            114,164              --
----------          --------          ----------           --------
$1,268,894          $392,685          $1,345,691           $317,770
==========          ========          ==========           ========
  $146,328          $ 43,025          $  124,736           $ 42,309              --
    38,811             3,983              22,323             22,707         $ 38,797
   194,704            10,531             108,400            143,645          192,034
 1,067,406           286,341           1,036,313            319,328              --
----------          --------          ----------           --------
$1,447,249          $343,880          $1,291,772           $527,989
==========          ========          ==========           ========

--------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                                                                    SCHEDULE IV

                          PFL LIFE INSURANCE COMPANY

                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)

                                                 ASSUMED             PERCENTAGE
                                      CEDED TO    FROM               OF AMOUNT
                             GROSS      OTHER     OTHER      NET      ASSUMED
                             AMOUNT   COMPANIES COMPANIES   AMOUNT     TO NET
                           ---------- --------- --------- ---------- ----------
YEAR ENDED DECEMBER 31,
 1996
Life insurance in force..  $4,863,416 $477,112  $ 30,685  $4,416,989     .7%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  204,144 $  3,858  $  1,796  $  202,082     .9%
  Individual health......      68,699   12,828       --       55,871    --
  Group life and health..     390,296  215,515       --      174,781    --
  Annuity................     794,311   68,345       --      725,966    --
                           ---------- --------  --------  ----------    ---
                           $1,457,450 $300,546  $  1,796  $1,158,700     .2%
                           ========== ========  ========  ==========    ===
YEAR ENDED DECEMBER 31,
 1995
Life insurance in force..  $4,594,434 $468,811  $ 22,936  $4,148,559     .6%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  113,934 $  3,841  $  1,825  $  111,918    1.6%
  Individual health......      60,309   12,617       --       47,692    --
  Group life and health..     408,097  220,265       --      187,832    --
  Annuity................   1,009,191   88,270       531     921,452    .05%
                           ---------- --------  --------  ----------    ---
                           $1,591,531 $324,993  $  2,356  $1,268,894     .2%
                           ========== ========  ========  ==========    ===
YEAR ENDED DECEMBER 31,
 1994
Life insurance in force..  $4,713,817 $468,811  $112,054  $4,357,060    2.6%
                           ========== ========  ========  ==========    ===
Premiums:
  Individual life........  $  148,702 $  3,639  $  1,265  $  146,328     .9%
  Individual health......      50,303   11,492       --       38,811    --
  Group life and health..     412,200  217,496       --      194,704    --
  Annuity................   1,246,241  179,402       567   1,067,406    .05%
                           ---------- --------  --------  ----------    ---
                           $1,857,446 $412,029  $  1,832  $1,447,249     .1%
                           ========== ========  ========  ==========    ===